Exhibit 10.12

Recording Requested By:
Scott R. Smith, Blank Rome LLP
405 Lexington Avenue
New York, NY  10174-0208

When Recorded Mail to:
Scott R. Smith, Blank Rome LLP
405 Lexington Avenue
New York, NY  10174-0208

DEED OF TRUST, SECURITY AGREEMENT,
ASSIGNMENT OF PRODUCTION,
FINANCING STATEMENT AND FIXTURE FILING
FROM

RED HAWK PETROLEUM, LLC, as Grantor

TO

THE PUBLIC TRUSTEE OF MORGAN COUNTY, COLORADO, as Trustee

AND

 BAM ADMINISTRATIVE SERVICES LLC, as Beneficiary

DATED AS OF March 7, 2014

THIS INSTRUMENT SECURES PAYMENT OF FUTURE ADVANCES.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS AND COVERS PROCEEDS OF MORTGAGED PROPERTY.

THIS INSTRUMENT COVERS MINERALS AND OTHER SUBSTANCES OF VALUE WHICH MAY BE EXTRACTED FROM THE EARTH (INCLUDING WITHOUT LIMITATION OIL AND GAS). THIS DEED OF TRUST IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE OR COMPARABLE RECORDS OF THE COUNTIES REFERENCED IN EXHIBIT A HERETO.

A POWER OF SALE HAS BEEN GRANTED IN THIS DEED OF TRUST.  A POWER OF SALE ALLOWS THE TRUSTEE TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A JUDICIAL FORECLOSURE ACTION UPON DEFAULT BY THE GRANTOR UNDER THIS DEED OF TRUST.

DEED OF TRUST, SECURITY AGREEMENT,
ASSIGNMENT OF PRODUCTION,
FINANCING STATEMENT AND FIXTURE FILING

THIS DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF PRODUCTION, FINANCING STATEMENT AND FIXTURE FILING (this “Deed of Trust”), dated effective as of March 7, 2014 (the “Effective Date”), by RED HAWK PETROLEUM, LLC, a Nevada limited liability company (“Grantor”), with an address at 4125 Blackhawk Plaza Circle, Suite 201A, Danville, California 94506, to the PUBLIC TRUSTEE OF MORGAN COUNTY, COLORADO (“Trustee”), and BAM ADMINISTRATIVE SERVICES LLC, a Delaware limited liability company (“Beneficiary”), with an address at 1370 Avenue of the Americas, 32nd Floor, New York, New York 10019.  Grantor, Trustee and Beneficiary may be referred to herein, individually, as a “Party,” and, collectively, as the “Parties.”

RECITALS:

A.           PEDEVCO Corp., a Texas corporation (the “Company”) is party to that certain Note Purchase Agreement dated as of the date hereof (as amended, amended and restated, supplemented, or otherwise modified from time to time, the “Purchase Agreement”) by and between the Company, the investor parties thereto (collectively, the “Investors” and each, individually, an “Investor”) and Beneficiary, as agent for the Investors, pursuant to which the Investors agreed to extend loans to the Company in the principal amount of up to $50,000,000 (the “Loans”), repayment of which is evidenced by certain Senior Secured Promissory Notes dated the date hereof issued to each Investor (the “Notes”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Purchase Agreement, unless this Deed of Trust specifies another document in which a capitalized term is defined.

B.           In order to induce Beneficiary and the Investors to enter into the Purchase Agreement and other Transaction Documents and to induce the Investors to extend the Loans pursuant to the Purchase Agreement, Grantor has agreed to guaranty the obligations of Company to Beneficiary and the Investors pursuant to that certain Guaranty dated as of the date hereof (as amended, amended and restated, supplemented, or otherwise modified from time to time, the “Guaranty”) executed by Grantor and the other guarantors thereto in favor of Beneficiary and the Investors.

C.           In order to secure Grantor’s obligations under the Guaranty and to induce Beneficiary and the Investors to enter into the Purchase Agreement and other Transaction Documents and to induce the Investors to extend the Loans pursuant to the Purchase Agreement, Grantor has agreed to execute and deliver to the Beneficiary this Deed of Trust.

D.           Grantor is a subsidiary of the Company and will derive benefit from the extension of the Loans to the Company.

AGREEMENT:

NOW, THEREFORE, in order to comply with the terms and conditions of the Purchase Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
GRANTING CLAUSE

1.1           Grantor does hereby irrevocably GRANT, BARGAIN, SELL, ASSIGN, TRANSFER and CONVEY WITH POWER OF SALE unto Trustee for the proposes, uses and benefits hereinafter set out, IN TRUST, the following described real and personal property, rights, titles, interests and estates (collectively, the “Mortgaged Property”):

(a)           All rights, titles, interests and estates now owned or hereafter acquired by Grantor in, to and under the leases described in Exhibit A attached hereto, and to the oil and gas leases and/or oil, gas and other mineral leases and other interests and estates and the lands and premises covered or affected thereby (the “Leases”), insofar as the Leases cover the land described on Exhibit A attached hereto (collectively, the “Hydrocarbon Property”), even though Grantor’s interests therein may be incorrectly described or a description of a part or all of such Hydrocarbon Property or Grantor’s interests therein be omitted; it being intended by Grantor and Beneficiary herein to cover and affect hereby all interests which Grantor may now own or may hereafter acquire in and to the Hydrocarbon Property notwithstanding that the interests as specified on Exhibit A may be limited to particular lands, specified depths or particular types of property interests.

(b)           All rights, titles, interests and estates now owned or hereafter acquired by Grantor in, to and under:  (i) the properties now or hereafter pooled or unitized with the Hydrocarbon Property; (ii) all presently existing or future unitization, communitization, pooling agreements and declarations of pooled units and the units created thereby (including, without limitation, all units created under orders, regulations, rules or other official acts of any Federal, State or other governmental body or agency having jurisdiction and any units created solely among working interest owners pursuant to operating agreements or otherwise) which may affect all or any portion of the Hydrocarbon Property, including, without limitation, those units which may be described or referred to on attached Exhibit A; (iii) all operating agreements, production sales or other contracts, farmout agreements, farm-in agreements, area of mutual interest agreements, equipment leases and other agreements described or referred to in this Deed of Trust or which relate to any of the Hydrocarbon Property or interests in the Hydrocarbon Property described or referred to herein or on attached Exhibit A or to the production, sale, purchase, exchange, processing, handling, storage, transporting or marketing of the Hydrocarbons (as hereinafter defined) from or attributable to such Hydrocarbon Property; and (iv) all geological, geophysical, seismic, engineering, accounting, title and other technical or business data concerning the Mortgaged Property, the Hydrocarbons, or any other item of property which are in the possession of Grantor or in which Grantor can otherwise grant a security interest with respect to the Hydrocarbon Property, and all books, files, records, magnetic media, computer records, and other forms of recording or obtaining access to such data.

(c)           All rights, titles, interests and estates now owned or hereafter acquired by Grantor in and to all oil, gas, casinghead gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined therefrom and all other minerals (collectively called either the “Hydrocarbons”) in and under and which may be produced and saved from or attributable to the Hydrocarbon Property, the lands pooled or unitized therewith and Grantor’s interests therein, including all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other income from or attributable to the Hydrocarbon Property, the lands pooled or unitized therewith and Grantor’s interests therein which are subjected or required to be subjected to the liens and security interests of this Deed of Trust.

(d)           All tenements, hereditaments, appurtenances and properties relating, belonging, affixed or incidental to the Hydrocarbon Property, rights, titles, interests and estates described or referred to in paragraphs (a) and (b) above, which are now owned or which may hereafter be acquired by Grantor, including, without limitation, any and all property, real or personal, now owned or hereafter acquired and situated upon, used, held for use, or useful in connection with the operating, working or development of any of such Hydrocarbon Property or the lands pooled or unitized therewith (excluding drilling rigs, trucks, automotive equipment or other personal property which may be taken to the premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, including, without limitation, those described on Exhibit A, structures, field separators, liquid extraction plants, plant compressors, pumps, pumping units, pipelines, sales and flow lines, gathering systems, field gathering systems, salt water disposal facilities, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements, servitudes, licenses and other surface and subsurface rights together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing properties.

(e)           All of the rights, titles and interests of every nature whatsoever now owned or hereafter acquired by Grantor in and to the Hydrocarbon Property rights, titles, interests and estates and every part and parcel thereof.

(f)           All rights and interests whatsoever now owned or hereafter acquired by Grantor in and to future contracts, forward contracts, swap, cap or collar contracts, option contracts, hedging contracts or other derivative contracts or similar agreements covering oil and gas commodities or prices or financial, monetary or interest rate instruments.

(g)           All accounts, contract rights, inventory, general intangibles, insurance contracts and insurance proceeds and any other personable/movable property of any kind or character constituting a part of, relating to or arising out of those portions of the Mortgaged Property which are described in paragraphs (a) through (f) above and all proceeds and products of all such portions of the Mortgaged Property and payments in lieu of production (such as “take or pay” payments), whether such proceeds or payments are goods, money, documents, instruments, chattel paper, securities, accounts, general intangibles, fixtures, real property, or other assets.

TO HAVE AND TO HOLD the Mortgaged Property unto Trustee, and it’s successors and assigns or substitutes, IN TRUST, for the benefit of Beneficiary, in accordance with the terms and provisions hereof.

ARTICLE II
INDEBTEDNESS SECURED

2.1           This Deed of Trust is executed and delivered by Grantor to secure and enforce the following (the “Obligations”):  all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing, of Grantor to Beneficiary under this Deed of Trust, the Guaranty, the other Transaction Documents, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Beneficiary as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.  Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation:  (i) principal of, and interest on, the Notes and the Loans (including any interest that accrues after the commencement of any proceeding commenced by or against any Person under any provision of title 11 of the United States Code, as in effect from time to time, or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement or other similar relief (an “Insolvency Proceeding”) regardless of whether allowed or allowable in whole or in part as a claim in such Insolvency Proceeding); (ii) any and all other fees, legal fees and other expenses, indemnities, costs, obligations and liabilities of Grantor from time to time under or in connection with this Deed of Trust, the Notes, the Purchase Agreement, the Guaranty, the other Transaction Documents, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; (iii) payment of the Major Transaction Prepayment Price (as defined in the Notes), and (iv) all amounts in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Grantor.  Any reference in this Deed of Trust or in the Transaction Documents to the Obligations shall include all or any portion thereof and any extensions, modifications, renewals or alterations thereof, both prior and subsequent to any Insolvency Proceeding.

ARTICLE III
REPRESENTATIONS, WARRANTIES AND COVENANTS

Grantor hereby represents, warrants and covenants as follows:

3.1           This Deed of Trust is, and always will be kept, a direct first lien and security interest (subject to Permitted Encumbrances and all burdens recorded in the real property records of the county in which the Mortgaged Property is located) upon the Mortgaged Property and Grantor will not create or suffer to be created or permit to exist any lien, security interest or charge prior to or on a parity with the lien and security interest of this Deed of Trust upon the Mortgaged Property or any part thereof or upon the rents, issues, revenues, profits and other income therefrom without Beneficiary’s consent.  Except for Permitted Encumbrances and all burdens recorded in the real property records of the county in which the Mortgaged Property is located, Grantor will warrant and defend the “good, valid, and marketable title” (as such phrase is defined in the Purchase Agreement) to the Mortgaged Property against the claims and demands of all other persons whomsoever and will maintain and preserve the lien created hereby so long as any of the Indebtedness secured hereby remains unpaid.  If an adverse claim is made against the “good, valid, and marketable title” to any part of the Mortgaged Property, subject to Permitted Encumbrances and all burdens recorded in the real property records of the county in which the Mortgaged Property is located, Grantor agrees it will promptly defend against such adverse claim at Grantor’s cost and expense, and Grantor further agrees that the Trustee and/or Beneficiary may take such other action as they reasonably deem advisable to protect and preserve their interests in the Mortgaged Property, and in such event Grantor will indemnify the Trustee and Beneficiary against any and all cost, reasonable attorney’s fees, and other expenses which the Trustee may incur in defending against any such adverse claim.

3.2           Grantor is not a “foreign person” within the meaning of the Internal Revenue Code of 1986, as amended (hereinafter called the “Code”), Sections 1445 and 7701 (i.e., Grantor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder).

3.3           All or portions of the Mortgaged Property may be comprised of interests in the Hydrocarbon Property which are other than working interests or which may be operated by a party or parties other than Grantor and with respect to all or any such interests and properties as may be comprised of interests other than working interests or which may be operated by parties other than Grantor, Grantor’s covenants as expressed in this Article III are modified to require that Grantor use its commercially reasonable efforts to obtain compliance with such covenants by the working interest owners or the operator or operators of such leases or properties.

3.4           The Grantor agrees that if the Grantor fails to perform any act or to take any action which the Grantor is required to perform or take hereunder or pay any money which the Grantor is required to pay hereunder, Beneficiary in the Grantor’s name or its or their own name may, but shall not be obligated to, perform or cause to perform such act or take such action or pay such money, and any expenses so incurred by either of them and any money so paid by either of them shall be a demand obligation owing by the Grantor to the Beneficiary and Beneficiary, upon making such payment, shall be subrogated to all of the rights of the Person receiving such payment.  Each amount due and owing by Grantor to Beneficiary pursuant to this Deed of Trust shall bear interest from the date of such expenditure or payment or other occurrence which gives rise to such amount being owed to such Person until paid at the rate of interest stipulated in the Notes following the occurrence and during the continuance of an Event of Default, and all such amounts together with such interest thereon shall be a part of the Obligations.

ARTICLE IV
ASSIGNMENT OF PRODUCTION, ACCOUNTS,
CONTRACT RIGHTS AND PROCEEDS

4.1           For the purpose of securing the payment and performance of, and to facilitate the discharge of, the Obligations, Grantor hereby bargains, sells, transfers, assigns, sets over and delivers to the Trustee, in trust, and grants and assigns to Beneficiary a security interest in and assignment of, all of Grantor’s right, title and interest in the Hydrocarbons produced from or allocated to the Mortgaged Property after 7:00 o’clock a.m. on the date hereof, and all proceeds thereof, all accounts and contract rights of Grantor under which such proceeds may arise and all proceeds of Hydrocarbons produced from or allocated to the Mortgaged Property prior to such date and with respect to which payment has not yet been made (all such production, proceeds and amounts, including such accounts, being herein called the “Proceeds of Runs”); provided, however, Grantor shall, prior to an Event of Default, have the right to collect and retain such Proceeds of Runs as they become due and payable.

4.2           Beneficiary is hereby authorized, at any time after the occurrence and during the continuance of an Event of Default, to give notice to Grantor and the operator or operators of the Mortgaged Property directing and instructing the operator or operators of the Mortgaged Property and any and all purchasers of Hydrocarbons produced from or allocated to the Mortgaged Property to pay, all of the Proceeds of Runs to Beneficiary until such time as such operators or purchasers have been furnished with written notice from Beneficiary that payment should again be made to Grantor.  At any time after Beneficiary or Grantor gives notice that Proceeds of Runs shall be paid to Beneficiary, Beneficiary may (but need not), in its own name or in Grantor’s name, demand, sue for, collect or receive any and all Proceeds of Runs and may (but need not) make any compromise or settlement or otherwise agree to waive, modify, amend or change any obligations with respect thereto.  All Proceeds of Runs received by Beneficiary pursuant to this Deed of Trust shall be applied by Beneficiary as provided herein.  No purchaser of the production attributed to the Mortgaged Property shall have any responsibility for the application of any funds paid to Beneficiary after delivery of notice from Beneficiary to Grantor that Proceeds of Runs are to be paid to Beneficiary.

4.3           Grantor agrees to execute and deliver any and all transfer orders, division orders and other instruments that may be required by the operator of any of the Mortgaged Property or by any purchaser of the production from any of the Mortgaged Property for the purpose of effectuating payment of the Proceeds of Runs to Beneficiary.

4.4           Grantor hereby appoints Beneficiary as its true and lawful attorney-in-fact for Grantor, with full authority in the place and stead of Grantor and from time to time in the discretion of Beneficiary, to pursue, after the occurrence and during the continuance of an Event of Default, any and all rights of Grantor to liens on and security interests in the Hydrocarbons securing payment of Proceeds of Runs.  Beneficiary is fully authorized to receive said revenues and proceeds; to endorse and cash any and all checks and drafts payable to the order of Grantor or Beneficiary for the account of Grantor received from or in connection with said revenues or proceeds and to hold the proceeds thereof in a bank account as additional collateral securing the Obligations; and to execute transfer and division orders in the name of Grantor, or otherwise, with warranties binding Grantor.  All proceeds received by the Beneficiary shall be applied as provided in this Deed of Trust.  Beneficiary shall not be liable for any delay, neglect, or failure to effect collection of any proceeds or to take any other action in connection therewith or hereunder.  The power of attorney granted to Beneficiary in this section, being coupled with an interest, shall be irrevocable so long as the Obligations or any part thereof remains unpaid.

4.5           Nothing herein contained shall modify or otherwise alter the obligation of Grantor to make prompt payment of all principal and interest owing on the Obligations regardless of whether the Proceeds of Runs are sufficient to pay the same and the rights provided in accordance with the foregoing assignment provision shall be cumulative of all other security of any and every character now or hereafter existing to secure payment of the Indebtedness.

ARTICLE V
DEFEASANCE

5.1           Upon indefeasible payment in full in cash of the Obligations in accordance with the provisions of the Notes and the other Transaction Documents and the termination of the Purchase Agreement, then and in that case only, this Deed of Trust shall have no force and effect, this conveyance shall become null and void, the Mortgaged Property hereby conveyed shall become wholly clear of the liens, conveyances, assignments and security interests evidenced hereby, and all such liens, conveyances, assignments and security interests shall be released, and Beneficiary shall execute, acknowledge and deliver to Grantor, as Grantor’s sole expense, a recordable release, in form and substance reasonably satisfactory to Beneficiary, of the same within thirty (30) days after Grantor delivers such release to Beneficiary.

ARTICLE VI
DEFAULT AND REMEDIES

6.1           An “Event of Default” under the Notes shall be an Event of Default under this Deed of Trust.

6.2           Upon the occurrence and during the continuation of an Event of Default, Grantor hereby authorizes and empowers the Beneficiary, by or through the Trustee, or otherwise, to foreclose this Deed of Trust by advertisement and sale of the Mortgaged Property pursuant to the laws of the State of Colorado (the power of sale provided for by the laws of the State of Colorado being hereby expressly granted to Beneficiary and Trustee by Grantor) and shall thereupon have the right and power to sell, at one or more sales, as an entirety or in parcels, as provided by law, the Mortgaged Property at such place or places and otherwise in such manner and upon such notice as may be required by law, or in the absence of any such requirement, as Trustee may deem appropriate.  Nothing contained in this section shall be construed so as to limit in any way Beneficiary’s rights to sell the Mortgaged Property, or any portion thereof, by private sale if, and to the extent that, such private sale is permitted under the laws of the State of Colorado or by public or private sale after entry of a judgment by any court of competent jurisdiction so ordering.  If Beneficiary invokes the power of sale, Beneficiary shall give written notice to the Trustee of such election.  Trustee shall give such notice to Grantor of Grantor’s rights as required by law and proceed to sell the Mortgaged Property pursuant to the laws of the State of Colorado.  Beneficiary may postpone the sale of all or any portion of such real property by public announcement made at the time of sale fixed by the preceding postponement.  To the extent permitted by applicable law, the right of sale hereunder shall not be exhausted by one or any sale, and Beneficiary may make other and successive sales until all of such Mortgaged Property be legally sold.  The recitals in any deed, assignment or other conveyance given by Beneficiary of an Event of Default, publication of notice of sale, demand that such sale should be made, postponement of sale, terms of sale, name of purchaser, payment of purchase money and any other facts affecting the regularity or validity of such sale shall be conclusive proof of the truthfulness thereof, and such deed or deeds shall be conclusive against all persons as to all matters or facts therein recited.  It is expressly understood that Beneficiary or any holder of all or any part of the Obligations may be a purchaser of the Mortgaged Property hereby mortgaged and sold pursuant hereto, or any part thereof, at any sale thereof, whether such sale be under the power of sale hereinabove vested in Trustee or upon any other foreclosure of the lien or security interest herein, or otherwise; and Beneficiary or such holder so purchasing or redeeming shall, upon any such purchase or redemption, acquire good title to the Mortgaged Property so purchased, free of the lien or security interest created hereby and free of all rights of redemption in Grantor.  Grantor hereby irrevocably appoints Beneficiary to be the attorney-in-fact of Grantor and in the name and on behalf of Grantor to do and perform any and all such acts and things which Grantor ought to do and perform under the covenants herein contained and generally, to use the name of Grantor in the exercise of all or any of the powers hereby conferred on Beneficiary.  Title to any such property shall vest in the holder of the certificate of purchase or in the holder of the last certificate of redemption as provided for under Section 38-38-501 of the Colorado Revised Statutes.  Any instrument of conveyance executed by the Trustee and made to any holder of the certificate of purchase or holder of the last certificate of redemption shall be in substantially the form provided for under Section 38-38-502 of the Colorado Revised Statutes.  To the extent and under such circumstances as are permitted by law, Beneficiary or any Investor may be a purchaser at any such sale, and shall have the right, after paying or accounting for all costs of said sale or sales, to credit the amount of the bid upon the amount of the Obligations.

6.3           Upon the occurrence and during the continuation of an Event of Default, Beneficiary shall have all rights, powers, and remedies granted by law, including, without limitation, as a secured party under the Colorado Uniform Commercial Code, including, without limitation, the right to take possession of all personal property constituting a part of the Mortgaged Property, and for this purpose may, to the extent permitted by law, enter upon any premises on which any or all of such personal property is situated and take possession of and operate such personal property (or any portion thereof) or remove it therefrom.  Beneficiary may require Grantor to assemble such personal property and make it available to Beneficiary at a place to be designated by the Beneficiary.  Unless such personal property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Beneficiary shall, to the extent notice of sale is required by applicable law, deliver to Grantor notice of the time and place of any public sale or of the time after which any private sale or other disposition of such personal property is to be made, it being agreed by Grantor that ten (10) days notice shall constitute reasonable notification thereof.

6.4           Beneficiary may, at its election, proceed by suit or suits, at law or in equity, to enforce the payment of the Indebtedness, and of the notes evidencing it. On or at any time after the filing of judicial proceedings to protect or enforce the rights of Beneficiary, Beneficiary, as a matter of right and without regard to the sufficiency of the security, and without any showing of insolvency, fraud, or mismanagement on the part of Grantor, shall be entitled to the appointment of a receiver or receivers of all or any portion of the Properties, and of the income, rents, issues, and profits thereof, and Grantor does hereby consent to the appointment of such receiver or receivers and agrees not to oppose any application therefor.

6.5           In addition to all rights and remedies under this Deed of Trust, at law and in equity, if any Event of Default shall occur and Trustee or the Beneficiary shall exercise any remedies under this Deed of Trust with respect to any portion of the Mortgaged Property (or Grantor shall transfer any Mortgaged Property in lieu of foreclosure), the Beneficiary or the Trustee shall have the right to request that any operator of any Mortgaged Property which is either Grantor or any Affiliate of Grantor to resign as operator pursuant to any A.A.P.L Model Form Operating Agreement applicable thereto, and such resignation shall not become effective until 7:00 a.m. on the first day of the calendar month following the expiration of ninety (90) days after the giving of notice of resignation by Grantor or such Affiliate, unless a successor operator has been selected and assumes the duties of Grantor or such Affiliate as operator of such Mortgaged Property at an earlier date.

6.6           The proceeds of any sale of the Mortgaged Property, or any part thereof, whether under the Colorado Uniform Commercial Code or the power of sale herein granted and conferred, whose application has not elsewhere herein been specifically provided for, shall be applied to the Obligations as follows:

(a)           First:  To the payment of all expenses incurred by Trustee or Beneficiary incident to the enforcement of the Obligations, this Deed of Trust or any other Transaction Documents.

(b)           Second:  To the payment of the Obligations, including the Notes, with accrued interest thereon to the date of such payment, if any, in such order and manner as determined by Beneficiary; and

(c)           Third:  To Grantor or other third persons as a court of competent jurisdiction may direct.

6.7           Beneficiary at all times shall have the right to release any part of the Mortgaged Property now or hereafter subject to the lien or security interests created hereby or any other lien or security interest it now has or may hereafter have, without releasing any other part of said Mortgaged Property, and without affecting the lien or security interest created hereby, as to the part or parts thereof not so released.

6.8           To the extent permitted by applicable law, the obligations of Grantor hereunder shall survive the non-assumption of and the commencement of any insolvency proceeding and shall remain binding upon Grantor, or a trustee, receiver, custodian or liquidator of Grantor appointed in any such case.

ARTICLE VII
SECURITY AGREEMENT

7.1           To further secure the Obligations, Grantor hereby grants to Beneficiary, a security interest in all of Grantor’s rights, titles and interests in and to the Mortgaged Property insofar as such Mortgaged Property consist of the goods, equipment, accounts, contract rights, general intangibles, insurance contracts, insurance proceeds, inventory, hydrocarbons, fixtures and any and all other personal property of any kind or character defined in and subject to the provisions of the Colorado Uniform Commercial Code, including the proceeds and products from any and all of such personal property.  Upon the occurrence of any Event of Default, Beneficiary is and shall be entitled to all of the rights, powers and remedies afforded a secured party by the Colorado Uniform Commercial Code with reference to the personal property and fixtures in which Beneficiary has been granted a security interest herein, Beneficiary may proceed as to both the real and personal property covered hereby in accordance with the rights and remedies granted under this Deed of Trust in respect of the real property covered hereby.  Such rights, powers and remedies shall be cumulative and in addition to those granted Beneficiary under any other provision of this Deed of Trust or under any other instrument executed in connection with or as security for the Obligations.  Grantor covenants and agrees with Beneficiary that:

(a)           To the extent permitted by law, Grantor expressly waives any notice of sale or other disposition of the personal property constituting a part of the Mortgaged Property and any other right or remedies of a Grantor or formalities prescribed by law relative to sale or disposition of the  personal property constituting a part of the Mortgaged Property or exercise of any other right or remedy of Beneficiary existing after default hereunder; and to the extent any such notice is required and cannot be waived, Grantor agrees that if such notice is delivered to it at least ten (10) days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice.

(b)           Following an Event of Default, Beneficiary is expressly granted the right at its option, to transfer at any time to itself or to its nominee the personal property constituting a part of the Mortgaged Property, or any part thereof, and to receive the monies, income, proceeds, or benefits attributable or accruing thereto and to hold the same as security for the indebtedness or to apply it on the principal and interest or other amounts owing on any of the Obligations, whether or not then due, in such order or manner as Beneficiary may elect.  All rights to marshalling of assets of Grantor, including any such right with respect to the personal property constituting a part of the Mortgaged Property, are hereby waived.

(c)            All expenses of preparing for sale, or other use or disposition, selling or otherwise using or disposing of the Mortgaged Property and the like which are incurred or paid by Beneficiary as authorized or permitted hereunder, including also all reasonable attorneys’ fees, legal expenses and costs, shall be added to the Obligations and the Grantor shall be liable therefor.

(d)           If Beneficiary elects to exercise its rights under the Colorado Uniform Commercial Code as to the personal property constituting a part of the Mortgaged Property, this election shall not preclude Beneficiary or the Trustee from exercising any other rights and remedies granted by this instrument as to the remainder of the Mortgaged Property.

(e)           Any copy of this instrument may also serve as a financing statement and, when filed under the real estate records of Morgan County, a fixture filing of some portions of the goods described herein, that are or are to become fixtures as part of the Mortgaged Property, under the Colorado Uniform Commercial Code between the Grantor, whose present address is listed on the first page of this Deed of Trust, and Beneficiary, whose present address is listed on the first page of this Deed of Trust.

(f)           So long as any amount remains unpaid on any of the Obligations, Grantor will not execute and there will not be filed in any public office any financing statement or statements affecting the collateral other than financing statements in favor of Beneficiary hereunder, unless the prior written specific consent and approval of Beneficiary shall have first been obtained.

(g)           Beneficiary is authorized to file, in any jurisdiction where Beneficiary deems it necessary, a financing statement or statements covering the Mortgaged Property, and at the reasonable request of Beneficiary, Grantor will join Beneficiary in executing one or more such financing statements pursuant to the Colorado Uniform Commercial Code in form satisfactory to Beneficiary, and will pay the cost of filing or recording this Deed of Trust, as a financing statement, in all public offices at any time and from time to time whenever filing or recording of any financing statement or of this Deed of Trust is deemed by Beneficiary to be necessary or desirable.

7.2           Portions of the Mortgaged Property consist of (i) oil, gas and other minerals produced or to be produced from the lands described in the Leases and to the accounts resulting from the sale thereof at the wellhead, or (ii) goods which are or will become fixtures attached to the real estate constituting a portion of the Mortgaged Property, and Grantor hereby agrees that this instrument shall be filed in the real property records and the Uniform Commercial Code records of the counties in which the Mortgaged Property are located as a financing statement to perfect the security interest of Beneficiary in said portions of the Mortgaged Property.  Nothing herein contained shall impair or limit the effectiveness of this Deed of Trust as a security agreement or financing statement for other purposes.

ARTICLE VIII
MISCELLANEOUS PROVISIONS

8.1           All notices, requests, consents, demands and other communications required or permitted hereunder shall be given or furnished in the manner set forth in Section 8.4 of the Purchase Agreement.

8.2           All exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes, as if set forth in full herein. References in such exhibits to instruments on file in the public records are hereby incorporated by reference herein for all purposes.

8.3           The terms, provisions, covenants and conditions hereof shall be binding upon Grantor, Grantor’s successors, legal representatives, and assigns, and shall inure to the benefit of Beneficiary, its successors and assigns, provided that Grantor shall not assign its rights and/or obligations under this Deed of Trust without the prior written consent of Beneficiary, which consent Beneficiary may withhold in its sole discretion.

8.4           In the event of a conflict between the terms and conditions of this Deed of Trust and the Purchase Agreement, the terms and conditions of this Deed of Trust shall control and govern the point in conflict.

8.5           IN CONNECTION WITH ANY ACTION TAKEN BY THE TRUSTEE AND/OR BENEFICIARY PURSUANT TO THIS DEED OF TRUST, THE TRUSTEE AND/OR BENEFICIARY AND THEIR OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS, ATTORNEYS, ACCOUNTANTS AND EXPERTS (“INDEMNIFIED PARTIES”) SHALL NOT BE LIABLE FOR ANY LOSS SUSTAINED BY GRANTOR RESULTING FROM AN ASSERTION THAT BENEFICIARY HAS RECEIVED FUNDS FROM THE PRODUCTION OF HYDROCARBONS CLAIMED BY THIRD PERSONS OR ANY ACT OR OMISSION OF ANY INDEMNIFIED PARTY IN ADMINISTERING, MANAGING, OPERATING OR CONTROLLING THE MORTGAGED PROPERTY INCLUDING SUCH LOSS WHICH MAY RESULT FROM THE ORDINARY NEGLIGENCE OF AN INDEMNIFIED PARTY UNLESS SUCH LOSS IS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF AN INDEMNIFIED PARTY AS DETERMINED BY A FINAL DECISION OF A COURT OF COMPETENT JURISDICTION, NOR SHALL THE TRUSTEE AND/OR BENEFICIARY BE OBLIGATED TO PERFORM OR DISCHARGE ANY OBLIGATION, DUTY OR LIABILITY OF GRANTOR. GRANTOR SHALL AND DOES HEREBY AGREE TO INDEMNIFY EACH INDEMNIFIED PARTY FOR, AND TO HOLD EACH INDEMNIFIED PARTY HARMLESS FROM, ANY AND ALL LIABILITY, LOSS OR DAMAGE INCURRED BY ANY INDEMNIFIED PARTY BY REASON OF THIS DEED OF TRUST OR THE EXERCISE OF RIGHTS OR REMEDIES HEREUNDER; IF THE TRUSTEE AND/OR BENEFICIARY MAKES ANY EXPENDITURE ON ACCOUNT OF ANY SUCH LIABILITY, LOSS OR DAMAGE, THE AMOUNT THEREOF, INCLUDING COSTS, EXPENSES AND REASONABLE ATTORNEYS’ FEES, SHALL BE A DEMAND OBLIGATION (WHICH OBLIGATION GRANTOR HEREBY EXPRESSLY PROMISES TO PAY) OWING BY GRANTOR TO THE TRUSTEE AND/OR BENEFICIARY AND SHALL BEAR INTEREST FROM THE DATE EXPENDED UNTIL PAID AT THE POST-DEFAULT RATE, SHALL BE A PART OF THE OBLIGATIONS AND SHALL BE SECURED BY THIS DEED OF TRUST AND ANY OTHER SECURITY INSTRUMENT.  THE LIABILITIES OF THE GRANTOR AS SET FORTH IN THIS SECTION SHALL SURVIVE THE TERMINATION OF THIS DEED OF TRUST.

8.6           To the fullest extent permitted by law, Grantor hereby irrevocably and unconditionally waives and releases (a) all benefits that might accrue to Grantor by virtue of any present or future moratorium law or other law exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment; and (b) all notices of any Event of Default or of Beneficiary’s or the Investors’ intention to accelerate maturity of the Obligations or of Beneficiary’s election to exercise or its actual exercise of any right, remedy or recourse provided for under this Deed of Trust or any other Transaction Document.

8.7           If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed in favor of the Trustee and Beneficiary in order to effectuate the provisions hereof, and the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.

8.8           This instrument shall be governed by, and construed in accordance with the laws of the State of Colorado without regard to conflicts of laws principles that would cause the application of law from another jurisdiction, except to the extent that the laws of another jurisdiction govern the attachment, creation validity, priority, perfection or manner or procedure for enforcement of the liens or security interests created by this Deed of Trust.

8.9           THIS DEED OF TRUST, THE NOTES, THE PURCHASE AGREEMENT, AND THE OTHER TRANSACTION DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

8.10           The Parties agree to take all action and to execute, acknowledge and deliver all such instruments necessary or advisable to consummate the transactions contemplated by this Deed of Trust.

8.11           This Deed of Trust may be executed in any number of counterparts, each of which shall be deemed valid and binding with respect to the signatories thereto, and all of which together shall constitute one and the same instrument.

[signature page follows]

Executed as of March __, 2014.

GRANTOR:	BENEFICIARY:
Red Hawk Petroleum, LLC	**BAM Administrative Services LLC**
By: ______________________	By: ______________________
Name: Frank C. Ingriselli	Name: ______________________
Title: President and CEO	Title: ______________________

ACKNOWLEDGEMENT

STATE OF ______________)
)
COUNTY OF ____________)

My Commission Expires: _______________

Witness My Hand and Seal:

____
Notary Public

ACKNOWLEDGEMENT

STATE OF ______________)
)
COUNTY OF ____________)

My Commission Expires: _______________

Witness My Hand and Seal:

____
Notary Public

[SIGNATURE PAGE TO COLORADO DEED OF TRUST]

Executed as of March 7, 2014.
GRANTOR: Red Hawk Petroleum, LLC By: __Name: __Title: ____	BENEFICIARY: BAM Administrative Services LLC By: __Name: __Title: _______
ACKNOWLEDGEMENT STATE OF _COUNTY OF The foregoing instrument was acknowledged before me this day of _, 2014, by_, as of Red Hawk Petroleum, LLC, a Nevada limited liability company, for and on behalf of said limited liability company. My Commission Expires:  Witness My Hand and Seal: ACKNOWLEDGEMENT STATE OF COUNTY OF The foregoing instrument was acknowledged before me this  day of , 2014, by , the Authorized Signatory of BAM Administrative Services LLC, on behalf of said limited liability company. My Commission Expires:  Witness My Hand and Seal: Notary Public

Signature page to Colorado Deed of Trust

ACKNOWLEDGMENT

State of California
County of Contra Costa

On March 6, 2014 before me, Valentina Babichev, Notary Public (insert name and title of the officer)

personally appeared Frank C Ingriselli,
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity (ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

VALENTINA BABICHEV
COMM. # 1979715
NOTARY PUBLIC • CALIFORNIA
CONTRA COSTA COUNTY
MY COMM. EXP. MAY 26, 2016

Signature Valentina Babichev (Seal)

Executed as of March __, 2014.

GRANTOR:	BENEFICIARY:
Red Hawk Petroleum, LLC	BAM Administrative Services LLC
By: ____________________ Name: ____________________ Title: ____________________	By: ____________________ Name: ____________________ Title: ____________________

ACKNOWLEDGEMENT

STATE OF ______________)
)
COUNTY OF ____________)

My Commission Expires: ________________

Witness My Hand and Seal:

____

Notary Public

MICHAEL A KIMELMAN
NOTARY PUBLIC-STATE OF NEW YORK
No. 01KI6213031
Qualified in New York County
My Commission Expires November 02, 2017

ACKNOWLEDGEMENT

STATE OF ______________)
)
COUNTY OF ____________)

My Commission Expires: ________________

Witness My Hand and Seal:

____

Notary Public

Deed of Trust – Colorado, Signature Page

EXHIBIT “A”

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
JEAN B. ANDRE A/K/A JEAN ANDRE, A SINGLE WOMAN	CAPITAL LAND SERVICES, INC.	05/13/2010	05/12/2015	N/A	0.1667	Weld	3710481	20.00	Undeveloped	09N	64W	01	SE
HELEN I. SIRIOS, INDIVIDUALLY, A SINGLE PERSON	JACKFORK LAND, INC.	05/28/2010	05/27/2015	2Yr	0.1667	Weld	3700277	76.85	Undeveloped	02N	64W	24
SW, NW INCLUDING LOT B OF RECORDED EXECPTION 1305-24-2-RE 1144, LESS & EXCEPT THE FOLLOWING PARCELS OF LAND: LOT A OF RECORDED EXEMPTION 1305-24-2-RE 3168 AND LOT A OF RECORDED EXEMPTION 1305-24-2-RE 3278

HELEN I. SIRIOS, INDIVIDUALLY, A SINGLE PERSON	JACKFORK LAND, INC.	05/28/2010	05/27/2015	2Yr	0.1667	Weld	3700277	14.01	Undeveloped	02N	64W	24	ALL THAT PART OF THE SE/4 LYING NORTH OF THE BURLINGTON NORTHERN RAILROAD RIGHT OF WAY
B.J. ANDRE DEAN A/K/A BILLY JO ANDRE DEAN, A SINGLE WOMAN	CAPITAL LAND SERVICES, INC.	05/03/2010	05/02/2015	N/A	0.1667	Weld	3710484	20.00	Undeveloped	09N	64W	01	SE
PATRICIA M GEHRMAN, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	JACKFORK LAND, INC.	06/09/2010	06/08/2015	2Yr	0.1250	Weld	3704710	40.00	Undeveloped	03N	61W	26	W2 SE
PATRICIA M GEHRMAN, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	JACKFORK LAND, INC.	06/09/2010	06/08/2015	2Yr	0.1250	Weld	3704710	120.00	Undeveloped	03N	61W	35	W2 NE,SE
LAWRENCE D. GILL, AS TRUSTEE OF THE JAMES L. SIRIOS RESIDUARY TRUST	JACKFORK LAND, INC.	05/28/2010	05/27/2015	Opt Exr. 2Yr	0.1667	Weld	3700280	15.85	Undeveloped	02N	64W	24	ALL THAT PART OF THE SE/4 LYING NORTH OF THE BURLINGTONNORTHERN RAILROAD RIGHT OF WAY
CHERYL JEAN CRABBE, A/K/A CHERYL CRABBE, A MARRIED WOMAN	CAPITAL LAND SERVICES, INC.	05/03/2010	05/02/2015	N/A	0.1667	Weld	3710482	20.00	Undeveloped	09N	64W	01	SE
BONNIE STEVENS AND MIKE STEVENS, WIFE AND HUSBAND	JACKFORK LAND, INC.	06/09/2010	06/08/2016	Opt. Exr. 2Yr	0.1667	Weld	3702378	6.67	Undeveloped	02N	64W	24	SW
TODD J. ANDRE A/K/A TODD JAMES ANDRE, A MARRIED MAN DEALING IN HIS SOLE &	CAPITAL LAND SERVICES, INC.	05/03/2010	05/02/2015	N/A	0.1667	Weld	3710480	20.00	Undeveloped	09N	64W	01	SE
MARK A. WEISBROOK, A/K/A MARK WEISBROOK & SARAH D. WEISBROOK, A/K/A SARAH	CAPITAL LAND SERVICES, INC.	05/03/2010	05/02/2015	N/A	0.1667	Weld	3710483	80.00	Undeveloped	11N	58W	04	SW
MCARTHUR MINERALS, LLC	JACKFORK LAND, INC.	06/02/2010	06/01/2015	N/A	0.1800	Weld	3714737	96.00	Undeveloped	03N	61W	13	ALL
MCARTHUR MINERALS, LLC	JACKFORK LAND, INC.	06/02/2010	06/01/2015	N/A	0.1800	Weld	3714737	48.00	Undeveloped	03N	61W	14	S2
MCARTHUR MINERALS, LLC	JACKFORK LAND, INC.	06/02/2010	06/01/2015	N/A	0.1800	Weld	3714737	48.00	Undeveloped	03N	61W	23	NW,W2 E2
MCARTHUR MINERALS, LLC	JACKFORK LAND, INC.	06/02/2010	06/01/2015	N/A	0.1800	Weld	3714737	72.00	Undeveloped	03N	61W	24	NE,S2
MCARTHUR MINERALS, LLC	JACKFORK LAND, INC.	06/02/2010	06/01/2015	N/A	0.1800	Weld	3714737	18.00	Undeveloped	03N	61W	25	NE NW,N2 NE
MCARTHUR MINERALS, LLC	JACKFORK LAND, INC.	06/02/2010	06/01/2015	N/A	0.1800	Weld	3714737	48.08	Undeveloped	03N	61W	04	S2 NE,SE, LOT 1, LOT 2
MCARTHUR MINERALS, LLC	JACKFORK LAND, INC.	06/02/2010	06/01/2015	N/A	0.1800	Morgan	3714737	12.00	Undeveloped	03N	60W	18	E2 SE
MCARTHUR MINERALS, LLC	JACKFORK LAND, INC.	06/02/2010	06/01/2015	N/A	0.1800	Morgan	3714737	12.00	Undeveloped	03N	60W	19	E2 NE
MCARTHUR MINERALS, LLC	JACKFORK LAND, INC.	06/02/2010	06/01/2015	N/A	0.1800	Morgan	3714737	24.00	Undeveloped	03N	60W	20	W2 W2
ROBERTA SHAKLEE AND ED HURRY, WIFE AND HUSBAND	JACKFORK LAND, INC.	06/09/2010	06/08/2015	Opt. Exr. 2Yr	0.1667	Weld	3704709	6.67	Undeveloped	02N	64W	24	SW
LOUISE CARLSON HOKE, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	JACKFORK LAND, INC.	06/09/2010	06/08/2015	2Yr	0.1250	Weld	3704711	40.00	Undeveloped	02N	63W	26	W2 SE
LOUISE CARLSON HOKE, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	JACKFORK LAND, INC.	06/09/2010	06/08/2015	2Yr	0.1250	Weld	3704711	120.00	Undeveloped	02N	63W	35	SE, W2 NE
OMEGA R. POWERS, A SINGLE WOMAN	JACKFORK LAND, INC.	06/23/2010	06/22/2015	N/A	0.1250	Weld	3708236	6.67	Undeveloped	02N	63W	26	E2 SE
MARTIN GOEDERT, A SINGLE PERSON	JACKFORK LAND, INC.	06/11/2010	06/10/2015	5 Yr		Weld	3709909	160.00	Undeveloped	04N	61W	24	SW
LEE BOYD COBB, JR. AND SANDRA COBB, HUSBAND AND WIFE	JACKFORK LAND, INC.	06/11/2010	06/10/2015	5Yr	0.1667	Weld	3708238	20.00	Undeveloped	02N	63W	27	W2 SW

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
JOE HAWKINS AND GAIL HAWKINS, HUSBAND AND WIFE	JACKFORK LAND, INC.	06/11/2010	06/10/2015	5 Yr		Weld	3714738	160.00	Undeveloped	04N	61W	24	NE
MARILYN ANN ZICKEFOOSE AND ROBERT ZICKEFOOSE, WIFE AND HUSBAND	JACKFORK LAND, INC.	06/09/2010	06/08/2015	Opt Exr 2Yr	0.1667	Weld	3708237	6.67	Undeveloped	02N	64W	24	SW
U.S. AGBANK, FCB F/K/A FARM CREDIT BANK OF WICHITA	JACKFORK LAND, INC.	06/17/2010	06/17/2013	N/A	0.1875	Weld	3712227	85.50	HBP - Westmoor 5 2-6-2	05N	66W	02	SW
LAURA JEAN GORESLINE, A SINGLE WOMAN	JACKFORK LAND, INC.	6/18/2010	06/18/2015	Opt Exr. 2Yr	0.1875	Weld	3712228	23.10	Undeveloped	02N	63W	28
E2 W2, E2, LESS AN EXCEPT ALL OF SECTION 28 LYING 50 FEET ON EACH SIDE OF THE NORTH-SOUTH CENTER LINE OF SAID SECTION 28, AND LESS & EXCEPT A 5.95 ACRE TRACT OF LAND IN THE SE/4, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POING ON THE SOUTH LINE OF SAID SECTION 28, 50 FEET EAST OF THE SOUTH QUARTER OF SECTION 28, AND RUNNING THENCE NORTH, PARALLEL WITH THE NORTH & SOUTH CENTERLINE OF SAID SECTION 28, 630 FEET TO A POINT; THENCE EAST 217.8 FEET TO A POINT; THENCE SOUTH 630 FEET TO THE SOUTH LINE OF SECTION 28; THENCE WEST 217.8 FEET, MORE OR LESS, TO THE PLACE OF BEGINNING, CONTAINING 3.15 ACRES, MORE OR LESS. EXCEPTING THEREFROM, HOWEVER, THE FOLLOWING: THAT CERTAIN PARCEL OF LAND SITUATED IN THE SE/4 OF SECTION 28, MORE PARTICULARLY DESCRIBED AS FOLLOWS; BEGINNING AT A POINT 225 FEET EAST OF THE SOUTHWEST CORNER OF THE SE/4 OF SECTION 28, WHICH SAID POINT IS 225 FEET EAST OF THE SOUTHWEST CORNER OF THE SE/4 OF SECTION 28, THENCE NORTH, PARALLEL TO THE WEST LINE OF THE SE/4 OF SECTION 28, 630 FEET TO A POINT; THENCE EAST 42.8 FEET TO A POINT, THENCE SOUTH 630 FEET TO A POINT ON THE SOUTH LINE OF SAID SE/4; THENCE WEST ON THE SOUTH LINE OF SAID SE/4 OF SAID SECTION 28, 42.8 FEET TO THE POINT OF BEGINNING, CONTAINING .6 ACRES, MORE OR LESS; AND LESS & EXCEPT THAT CERTAIN PARCEL OF LAND SITUATED IN THE SOUTHEAST QUARTER OF SECTION 28; TOWNSHIP 2 NORTH; RAINGE 63 WEST OF THE SIXTH PRINCIPAL MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT WHICH IS 50 FEET EAST AND 630 FEET NORTH OF THE SOUTHWEST CORNER OF THE SE/4 OF SAID SECTION 28, WHICH SAID POINT IS ALSO THE NORTHWEST CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED TO SAID PARTY OF THE SECOND PART BY DEED RECORDED IN BOOK 769, AT PAGE 560, OF THE RECORDS IN THE OFFICE OF THE CLERK & RECORDER OF SAID WELD COUNTY; THENCE NORTH PARALLEL TO AND 50 FEET DISTANT. MEASURED AT RIGHT ANGLES, FROM THE WEST LINE OF THE SE/4 OF SAID SECTION 28, 1050 FEET TO A POINT; THENCE SOUTHEASTERLY 427.5 FEET MORE OR LESS, TO A POINT WHICH IS 225 FEET EAST OF, WHEN MEASURED AT RIGHT ANGLES, TO THE WEST LINE OF THE SE/4 OF SAID SECTION 28; THENCE SOUTH PARALLEL TO THE WEST LINE OF THE SE/4 OF SAID SECTION 28, 660 FEET TO A POINT ON THE NORTH LINE OF THE AFORESAID PARCEL OF LAND CONVEYED TO SAID PARTY OF THE SECOND PARTY BY DEED RECORDED IN BOOK 769, AT PAGE 560, OF SAID WELD COUNTY RECORDS AS AFORESAID; 175 FEET TO THE POINTOF BEGINNING ,

JOY M. VITGENOS, A SINGLE WOMAN	JACKFORK LAND, INC.	06/23/2010	06/22/2015	N/A	0.1250	Weld	3712229	6.67	Undeveloped	02N	63W	26	E2 SE
NANCY L. GELVIN & EDMOND GELVIN, WIFE & HUSBAND	JACKFORK LAND, INC.	06/11/2010	06/10/2015	5 Yr	0.1667	Weld	3712230	20.00	Undeveloped	02N	63W	27	W2 SW
MARK A. WEISBROOK, A/K/A MARK WEISBROOK AND SARAH D. WEISBROOK, A/K/A SARAH WEISBROOK, AS JOINT TENANTS	CAPITAL LAND SERVICES, INC.	07/15/2010	07/14/2015	N/A	0.1667	Weld	3712108	330.28	Undeveloped	11N	58W	19	ALL

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
WENDY LYNNE FUCHS, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE INTERESTS	JACKFORK LAND, INC.	06/08/2010	06/08/2015	Opt Exr 2Yr	0.1875	Weld	3712226	23.10	Undeveloped	02N	63W	28
E/2 W/2; E/2, LESS AND EXCEPT ALL OF SECTION 28 LYING 50 FEET ON EACH SIDE OF THE NORTH-SOUTH CENTER LINE OF SAID SECTION 28, AND LESS AND EXCEPT A TRACT OF LAND IN THE SE/4, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SECTION 28, 50 FEET EAST OF THE SOUTH QUARTER CORNER OF SECTION 28, AND RUNNING THENCE NORTH, PARALLEL WITH THE NORTH AND SOUTH CENTERLINE OF SAID SECTION 28, 630 FEET TO A POINT; THENCE EAST 217.8 FEET TO A POINT; THENCE SOUTH 630 FEET TO THE SOUTH LINE OF SECTION 28; THENCE WEST 217.8 FEET, MORE OR LESS, TO THE PLACE OF BEGINNING EXCEPTING THEREFROM, HOWEVER, THE FOLLOWING: THAT CERTAIN PARCEL OF LAND SITUATED IN THE SE/4 OF SECTION 28, MORE PARTICULARLY DESCRIBED AS FOLLOWS; BEGINNING AT A POINT 225 FEET EAST OF THE SOUTHWEST CORNER OF THE SE/4 OF SECTION 28, WHICH SAID POINT IS 225 FEET EAST OF THE SOUTHWEST CORNER OF THE SE/4 OF SECTION 28, THENCE NORTH, PARALLEL TO THE WEST LINE OF THE SE/4 OF SECTION 28, 630 FEET TO A POINT; THENCE EAST 42.8 FEET TO A POINT; THENCE EAST 42.8 FEET TO A POINT, THENCE SOUTH 630 FEET TO A POINT ON THE SOUTH LINE OF SAID SE/4; THENCE WEST ON THE SOUTH LINE FO SAID SE/4 OF SAID SECTION 28, 42.8 FEET TO THE POINT OF BEGINNING; AND LESS AND EXCEPT THAT CERTAIN PARCEL OF LAND SITUATED IN THE SOUTHEAST QUARTER (SE/4) OF SECTION 28, TOWNSHIP 2 NORTH, RANGE 63 WEST OF THE SIXTH PRINCIPAL. MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT WHICH IS 50 FEET EAST AND 630 FEET NORTH OF THE SOUTHWEST CORNER OF THE SE/4 OF SAID SECTION 28, WHICH SAID POINT IS ALSO THE NORTHWEST CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED TO SAID PARTY OF THE SECOND PART BY DEED RECORDED IN BOOK 769, AT PAGE 560, OF THE RECORDS IN THE OFFICE OF THE CLERK AND RECORDED OF SAID WELD COUNTY; THENCE NORTH PARALLEL TO AND 50 FEET DISTANT, MEASURED AT RIGHT ANGLES, FROM THE WEST LINE OF THE SE/4 OF SAID SECTION 28, 1050 FEET TO A POINT; THENCE SOUTHEASTERLY 427.5 FEET, MORE OR LESS, TO A POINT WHICH IS 225 FEET EAST OF , WHEN MEASURED AT RIGHT ANGLES, TO THE WEST LINE OF SE/4 OF SAID SECTION 28; THENCE SOUTH PARALLEL TO THE WEST LINE OF THE SE/4 OF SAID SECTION 28, 660 FEET TO A POINT ON THE NORTH LINE OF THE AFORESAID PARCEL OF LAND CONVEYED TO SAID PARTY OF THE SECOND PART BY DEED RECORDED IN BOOK 769, AT PAGE 560, OF SAID WELD COUNTY RECORDS AS AFORESAID; 175 FEET TO THE POINT OF BEGINNING.,

JULIA A. MILLS, A/K/A JULIE MILLS AND CHARLES MILLS, WIFE AND HUSBAND	JACKFORK LAND, INC.	06/08/2010	06/08/2015	Opt Exr 2Yr	0.1875	Weld	3712231	23.10	Undeveloped	02N	63W	28
E/2 W/2; E/2, LESS AND EXCEPT ALL OF SECTION 28 LYING 50 FEET ON EACH SIDE OF THE NORTH-SOUTH CENTER LINE OF SAID SECTION 28, AND LESS AND EXCEPT A TRACT OF LAND IN THE SE/4, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SECTION 28, 50 FEET EAST OF THE SOUTH QUARTER CORNER OF SECTION 28, AND RUNNING THENCE NORTH, PARALLEL WITH THE NORTH AND SOUTH CENTERLINE OF SAID SECTION 28, 630 FEET TO A POINT; THENCE EAST 217.8 FEET TO A POINT; THENCE SOUTH 630 FEET TO THE SOUTH LINE OF SECTION 28; THENCE WEST 217.8 FEET, MORE OR LESS, TO THE PLACE OF BEGINNING EXCEPTING THEREFROM, HOWEVER, THE FOLLOWING: THAT CERTAIN PARCEL OF LAND SITUATED IN THE SE/4 OF SECTION 28, MORE PARTICULARLY DESCRIBED AS FOLLOWS; BEGINNING AT A POINT 225 FEET EAST OF THE SOUTHWEST CORNER OF THE SE/4 OF SECTION 28, WHICH SAID POINT IS 225 FEET EAST OF THE SOUTHWEST CORNER OF THE SE/4 OF SECTION 28, THENCE NORTH, PARALLEL TO THE WEST LINE OF THE SE/4 OF SECTION 28, 630 FEET TO A POINT; THENCE EAST 42.8 FEET TO A POINT; THENCE EAST 42.8 FEET TO A POINT, THENCE SOUTH 630 FEET TO A POINT ON THE SOUTH LINE OF SAID SE/4; THENCE WEST ON THE SOUTH LINE FO SAID SE/4 OF SAID SECTION 28, 42.8 FEET TO THE POINT OF BEGINNING; AND LESS AND EXCEPT THAT CERTAIN PARCEL OF LAND SITUATED IN THE SOUTHEAST QUARTER (SE/4) OF SECTION 28, TOWNSHIP 2 NORTH, RANGE 63 WEST OF THE SIXTH PRINCIPAL. MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT WHICH IS 50 FEET EAST AND 630 FEET NORTH OF THE SOUTHWEST CORNER OF THE SE/4 OF SAID SECTION 28, WHICH SAID POINT IS ALSO THE NORTHWEST CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED TO SAID PARTY OF THE SECOND PART BY DEED RECORDED IN BOOK 769, AT PAGE 560, OF THE RECORDS IN THE OFFICE OF THE CLERK AND RECORDED OF SAID WELD COUNTY; THENCE NORTH PARALLEL TO AND 50 FEET DISTANT, MEASURED AT RIGHT ANGLES, FROM THE WEST LINE OF THE SE/4 OF SAID SECTION 28, 1050 FEET TO A POINT; THENCE SOUTHEASTERLY 427.5 FEET, MORE OR LESS, TO A POINT WHICH IS 225 FEET EAST OF , WHEN MEASURED AT RIGHT ANGLES, TO THE WEST LINE OF SE/4 OF SAID SECTION 28; THENCE SOUTH PARALLEL TO THE WEST LINE OF THE SE/4 OF SAID SECTION 28, 660 FEET TO A POINT ON THE NORTH LINE OF THE AFORESAID PARCEL OF LAND CONVEYED TO SAID PARTY OF THE SECOND PART BY DEED RECORDED IN BOOK 769, AT PAGE 560, OF SAID WELD COUNTY RECORDS AS AFORESAID; 175 FEET TO THE POINT OF BEGINNING.,

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
FRANK H. DAHLBERG AND GLORIA DAHLBERG, HUSBAND AND WIFE	JACKFORK LAND, INC.	06/08/2010	06/08/2015	Opt Exr 2Yr	0.1875	Weld	3712233	23.10	Undeveloped	02N	63W	28
E/2 W/2; E/2, LESS AND EXCEPT ALL OF SECTION 28 LYING 50 FEET ON EACH SIDE OF THE NORTH-SOUTH CENTER LINE OF SAID SECTION 28, AND LESS AND EXCEPT A TRACT OF LAND IN THE SE/4, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SECTION 28, 50 FEET EAST OF THE SOUTH QUARTER CORNER OF SECTION 28, AND RUNNING THENCE NORTH, PARALLEL WITH THE NORTH AND SOUTH CENTERLINE OF SAID SECTION 28, 630 FEET TO A POINT; THENCE EAST 217.8 FEET TO A POINT; THENCE SOUTH 630 FEET TO THE SOUTH LINE OF SECTION 28; THENCE WEST 217.8 FEET, MORE OR LESS, TO THE PLACE OF BEGINNING EXCEPTING THEREFROM, HOWEVER, THE FOLLOWING: THAT CERTAIN PARCEL OF LAND SITUATED IN THE SE/4 OF SECTION 28, MORE PARTICULARLY DESCRIBED AS FOLLOWS; BEGINNING AT A POINT 225 FEET EAST OF THE SOUTHWEST CORNER OF THE SE/4 OF SECTION 28, WHICH SAID POINT IS 225 FEET EAST OF THE SOUTHWEST CORNER OF THE SE/4 OF SECTION 28, THENCE NORTH, PARALLEL TO THE WEST LINE OF THE SE/4 OF SECTION 28, 630 FEET TO A POINT; THENCE EAST 42.8 FEET TO A POINT; THENCE EAST 42.8 FEET TO A POINT, THENCE SOUTH 630 FEET TO A POINT ON THE SOUTH LINE OF SAID SE/4; THENCE WEST ON THE SOUTH LINE FO SAID SE/4 OF SAID SECTION 28, 42.8 FEET TO THE POINT OF BEGINNING; AND LESS AND EXCEPT THAT CERTAIN PARCEL OF LAND SITUATED IN THE SOUTHEAST QUARTER (SE/4) OF SECTION 28, TOWNSHIP 2 NORTH, RANGE 63 WEST OF THE SIXTH PRINCIPAL. MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT WHICH IS 50 FEET EAST AND 630 FEET NORTH OF THE SOUTHWEST CORNER OF THE SE/4 OF SAID SECTION 28, WHICH SAID POINT IS ALSO THE NORTHWEST CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED TO SAID PARTY OF THE SECOND PART BY DEED RECORDED IN BOOK 769, AT PAGE 560, OF THE RECORDS IN THE OFFICE OF THE CLERK AND RECORDED OF SAID WELD COUNTY; THENCE NORTH PARALLEL TO AND 50 FEET DISTANT, MEASURED AT RIGHT ANGLES, FROM THE WEST LINE OF THE SE/4 OF SAID SECTION 28, 1050 FEET TO A POINT; THENCE SOUTHEASTERLY 427.5 FEET, MORE OR LESS, TO A POINT WHICH IS 225 FEET EAST OF , WHEN MEASURED AT RIGHT ANGLES, TO THE WEST LINE OF SE/4 OF SAID SECTION 28; THENCE SOUTH PARALLEL TO THE WEST LINE OF THE SE/4 OF SAID SECTION 28, 660 FEET TO A POINT ON THE NORTH LINE OF THE AFORESAID PARCEL OF LAND CONVEYED TO SAID PARTY OF THE SECOND PART BY DEED RECORDED IN BOOK 769, AT PAGE 560, OF SAID WELD COUNTY RECORDS AS AFORESAID; 175 FEET TO THE POINT OF BEGINNING.,

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
KENNETH A. DAHLBERG, A MARRIED MAN DEAING IN HIS SOLE AND SEPARATE INTERESTS	JACKFORK LAND, INC.	06/08/2010	06/08/2015	Opt Exr 2Yr	0.1875	Weld	3712232	46.19	Undeveloped	02N	63W	28
E/2 W/2; E/2, LESS AND EXCEPT ALL OF SECTION 28 LYING 50 FEET ON EACH SIDE OF THE NORTH-SOUTH CENTER LINE OF SAID SECTION 28, AND LESS AND EXCEPT A TRACT OF LAND IN THE SE/4, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SECTION 28, 50 FEET EAST OF THE SOUTH QUARTER CORNER OF SECTION 28, AND RUNNING THENCE NORTH, PARALLEL WITH THE NORTH AND SOUTH CENTERLINE OF SAID SECTION 28, 630 FEET TO A POINT; THENCE EAST 217.8 FEET TO A POINT; THENCE SOUTH 630 FEET TO THE SOUTH LINE OF SECTION 28; THENCE WEST 217.8 FEET, MORE OR LESS, TO THE PLACE OF BEGINNING EXCEPTING THEREFROM, HOWEVER, THE FOLLOWING: THAT CERTAIN PARCEL OF LAND SITUATED IN THE SE/4 OF SECTION 28, MORE PARTICULARLY DESCRIBED AS FOLLOWS; BEGINNING AT A POINT 225 FEET EAST OF THE SOUTHWEST CORNER OF THE SE/4 OF SECTION 28, WHICH SAID POINT IS 225 FEET EAST OF THE SOUTHWEST CORNER OF THE SE/4 OF SECTION 28, THENCE NORTH, PARALLEL TO THE WEST LINE OF THE SE/4 OF SECTION 28, 630 FEET TO A POINT; THENCE EAST 42.8 FEET TO A POINT; THENCE EAST 42.8 FEET TO A POINT, THENCE SOUTH 630 FEET TO A POINT ON THE SOUTH LINE OF SAID SE/4; THENCE WEST ON THE SOUTH LINE FO SAID SE/4 OF SAID SECTION 28, 42.8 FEET TO THE POINT OF BEGINNING; AND LESS AND EXCEPT THAT CERTAIN PARCEL OF LAND SITUATED IN THE SOUTHEAST QUARTER (SE/4) OF SECTION 28, TOWNSHIP 2 NORTH, RANGE 63 WEST OF THE SIXTH PRINCIPAL. MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT WHICH IS 50 FEET EAST AND 630 FEET NORTH OF THE SOUTHWEST CORNER OF THE SE/4 OF SAID SECTION 28, WHICH SAID POINT IS ALSO THE NORTHWEST CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED TO SAID PARTY OF THE SECOND PART BY DEED RECORDED IN BOOK 769, AT PAGE 560, OF THE RECORDS IN THE OFFICE OF THE CLERK AND RECORDED OF SAID WELD COUNTY; THENCE NORTH PARALLEL TO AND 50 FEET DISTANT, MEASURED AT RIGHT ANGLES, FROM THE WEST LINE OF THE SE/4 OF SAID SECTION 28, 1050 FEET TO A POINT; THENCE SOUTHEASTERLY 427.5 FEET, MORE OR LESS, TO A POINT WHICH IS 225 FEET EAST OF , WHEN MEASURED AT RIGHT ANGLES, TO THE WEST LINE OF SE/4 OF SAID SECTION 28; THENCE SOUTH PARALLEL TO THE WEST LINE OF THE SE/4 OF SAID SECTION 28, 660 FEET TO A POINT ON THE NORTH LINE OF THE AFORESAID PARCEL OF LAND CONVEYED TO SAID PARTY OF THE SECOND PART BY DEED RECORDED IN BOOK 769, AT PAGE 560, OF SAID WELD COUNTY RECORDS AS AFORESAID; 175 FEET TO THE POINT OF BEGINNING.,

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
GRACE D. GIBSON, LIFE TENANT, A SINGLE PERSON	JACKFORK LAND, INC.	06/25/2010	06/24/2015	Opt Exr. 2Yr	0.1875	Weld	3717090	46.19	Undeveloped	02N	63W	28
E/2 W/2; E/2, LESS AND EXCEPT ALL OF SECTION 28 LYING 50 FEET ON EACH SIDE OF THE NORTH-SOUTH CENTER LINE OF SAID SECTION 28, AND LESS AND EXCEPT A TRACT OF LAND IN THE SE/4, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SECTION 28, 50 FEET EAST OF THE SOUTH QUARTER CORNER OF SECTION 28, AND RUNNING THENCE NORTH, PARALLEL WITH THE NORTH AND SOUTH CENTERLINE OF SAID SECTION 28, 630 FEET TO A POINT; THENCE EAST 217.8 FEET TO A POINT; THENCE SOUTH 630 FEET TO THE SOUTH LINE OF SECTION 28; THENCE WEST 217.8 FEET, MORE OR LESS, TO THE PLACE OF BEGINNING EXCEPTING THEREFROM, HOWEVER, THE FOLLOWING: THAT CERTAIN PARCEL OF LAND SITUATED IN THE SE/4 OF SECTION 28, MORE PARTICULARLY DESCRIBED AS FOLLOWS; BEGINNING AT A POINT 225 FEET EAST OF THE SOUTHWEST CORNER OF THE SE/4 OF SECTION 28, WHICH SAID POINT IS 225 FEET EAST OF THE SOUTHWEST CORNER OF THE SE/4 OF SECTION 28, THENCE NORTH, PARALLEL TO THE WEST LINE OF THE SE/4 OF SECTION 28, 630 FEET TO A POINT; THENCE EAST 42.8 FEET TO A POINT; THENCE EAST 42.8 FEET TO A POINT, THENCE SOUTH 630 FEET TO A POINT ON THE SOUTH LINE OF SAID SE/4; THENCE WEST ON THE SOUTH LINE FO SAID SE/4 OF SAID SECTION 28, 42.8 FEET TO THE POINT OF BEGINNING; AND LESS AND EXCEPT THAT CERTAIN PARCEL OF LAND SITUATED IN THE SOUTHEAST QUARTER (SE/4) OF SECTION 28, TOWNSHIP 2 NORTH, RANGE 63 WEST OF THE SIXTH PRINCIPAL. MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT WHICH IS 50 FEET EAST AND 630 FEET NORTH OF THE SOUTHWEST CORNER OF THE SE/4 OF SAID SECTION 28, WHICH SAID POINT IS ALSO THE NORTHWEST CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED TO SAID PARTY OF THE SECOND PART BY DEED RECORDED IN BOOK 769, AT PAGE 560, OF THE RECORDS IN THE OFFICE OF THE CLERK AND RECORDED OF SAID WELD COUNTY; THENCE NORTH PARALLEL TO AND 50 FEET DISTANT, MEASURED AT RIGHT ANGLES, FROM THE WEST LINE OF THE SE/4 OF SAID SECTION 28, 1050 FEET TO A POINT; THENCE SOUTHEASTERLY 427.5 FEET, MORE OR LESS, TO A POINT WHICH IS 225 FEET EAST OF , WHEN MEASURED AT RIGHT ANGLES, TO THE WEST LINE OF SE/4 OF SAID SECTION 28; THENCE SOUTH PARALLEL TO THE WEST LINE OF THE SE/4 OF SAID SECTION 28, 660 FEET TO A POINT ON THE NORTH LINE OF THE AFORESAID PARCEL OF LAND CONVEYED TO SAID PARTY OF THE SECOND PART BY DEED RECORDED IN BOOK 769, AT PAGE 560, OF SAID WELD COUNTY RECORDS AS AFORESAID; 175 FEET TO THE POINT OF BEGINNING.,

CATHERINE D. WILLIAMS & LESLIE WILLIAMS, WIFE & HUSBAND	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5 Yr	0.1875	Weld	3712224	0.61	Undeveloped	03N	61W	02	LOT 3, LOT 4
CATHERINE D. WILLIAMS & LESLIE WILLIAMS, WIFE & HUSBAND	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5 Yr	0.1875	Weld	3712224	5.40	Undeveloped	04N	61W	25	N2,NE SE
CATHERINE D. WILLIAMS & LESLIE WILLIAMS, WIFE & HUSBAND	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5 Yr	0.1875	Weld	3712224	1.23	Undeveloped	04N	61W	27	E2 NE AND ALL THAT PART OF THE W/2 NE/4 LYING EAST OF WASTEWAY FROM THE BIJOY DITCH
CATHERINE D. WILLIAMS & LESLIE WILLIAMS, WIFE & HUSBAND	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5 Yr	0.1875	Weld	3712224	1.20	Undeveloped	04N	61W	28	SE
CATHERINE D. WILLIAMS & LESLIE WILLIAMS, WIFE & HUSBAND	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5 Yr	0.1875	Weld	3712224	2.40	Undeveloped	04N	61W	33	NE
CATHERINE D. WILLIAMS & LESLIE WILLIAMS, WIFE & HUSBAND	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5 Yr	0.1875	Weld	3712224	3.15	Undeveloped	04N	61W	34	S2, N2 NW,NORTH 50 ACRES OF NW/4
CATHERINE D. WILLIAMS & LESLIE WILLIAMS, WIFE & HUSBAND	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5 Yr	0.1875	Weld	3712224	0.30	Undeveloped	04N	61W	35	SW SW
JENNIFER GREGG ABEL & TIM ABEL, WIFE & HUSBAND	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5 Yr	0.1875	Weld	3714739	0.12	Undeveloped	03N	61W	02	LOT 3, LOT 4
JENNIFER GREGG ABEL & TIM ABEL, WIFE & HUSBAND	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5 Yr	0.1875	Weld	3714739	1.08	Undeveloped	04N	61W	25	N2,NE SE
JENNIFER GREG ABEL & TIM ABEL, WIFE & HUSBAND	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5 Yr	0.1875	Weld	3714739	0.25	Undeveloped	04N	61W	27	E2 NE, AND ALL THAT PART OF THE W/2 NE/4 LYING EAST OF THE WASTEWAY FROM THE BIJOY DITCH

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
JENNIFER GREGG ABEL & TIM ABEL, WIFE & HUSBAND	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5 Yr	0.1875	Weld	3714739	0.24	Undeveloped	04N	61W	28	SE
JENNIFER GREGG ABEL & TIM ABEL, WIFE & HUSBAND	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5 Yr	0.1875	Weld	3714739	0.48	Undeveloped	04N	61W	33	NE
JENNIFER GREGG ABEL & TIM ABEL, WIFE & HUSBAND	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5 Yr	0.1875	Weld	3714739	0.63	Undeveloped	04N	61W	34	S2,N2 NW, NORTH 50 ACRES OF NW/4
JENNIFER GREGG ABEL & TIM ABEL, WIFE & HUSBAND	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5 Yr	0.1875	Weld	3714739	0.06	Undeveloped	04N	61W	35	SW SW
DENNIS E. GREGG & JOYCE E. GREGG, HUSBAND & WIFE	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5 Yr	0.1875	Weld	3712225	0.61	Undeveloped	03N	61W	02	LOT 3, LOT 4
DENNIS E. GREGG & JOYCE E. GREGG, HUSBAND & WIFE	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5 Yr	0.1875	Weld	3712225	5.40	Undeveloped	04N	61W	25	N2,NE SE
DENNIS E. GREGG & JOYCE E. GREGG, HUSBAND & WIFE	JACKFORK LAND, INC.	06/06/2010	06/08/2015	5 Yr	0.1875	Weld	3712225	1.20	Undeveloped	04N	61W	27	E2 NE,ALL THAT PART OF THE W/2 NE/4 LYING EAST OF WASTEWAY FROM THE BIJOU DITCH,
DENNIS E. GREGG & JOYCE E. GREGG, HUSBAND & WIFE	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5 Yr	0.1875	Weld	3712225	1.20	Undeveloped	04N	61W	28	SE
DENNIS E. GREGG & JOYCE E. GREGG, HUSBAND & WIFE	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5 Yr	0.1875	Weld	3712225	2.40	Undeveloped	04N	61W	33	NE
DENNIS E. GREGG & JOYCE E. GREGG, HUSBAND & WIFE	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5 Yr	0.1875	Weld	3712225	3.15	Undeveloped	04N	61W	34	S2,N2 NW, NORTH 50 ACRES OF NW/4
DENNIS E. GREGG & JOYCE E. GREGG, HUSBAND & WIFE	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5 Yr	0.1875	Weld	3712225	0.30	Undeveloped	04N	61W	35	SW SW
LORRAINE E. GREGG, A SINGLE PERSON	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5Yr	0.1875	Weld	3714740	0.12	Undeveloped	03N	61W	02	LOT 3, LOT 4
LORRAINE E. GREGG, A SINGLE PERSON	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5Yr	0.1875	Weld	3714740	1.08	Undeveloped	04N	61W	25	N2,NE SE
LORRAINE E. GREGG, A SINGLE PERSON	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5Yr	0.1875	Weld	3714740	0.25	Undeveloped	04N	61W	27	E2 NE,AND ALL THAT PART OF THE W/2 NE/4 LYING EAST OF THE WASTEWAY FROM THE BIJOU DITCH,
LORRAINE E. GREGG, A SINGLE PERSON	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5Yr	0.1875	Weld	3714740	0.24	Undeveloped	04N	61W	28	SE
LORRAINE E. GREGG, A SINGLE PERSON	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5Yr	0.1875	Weld	3714740	0.48	Undeveloped	04N	61W	33	NE
LORRAINE E. GREGG, A SINGLE PERSON	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5Yr	0.1875	Weld	3714740	0.63	Undeveloped	04N	61W	34	S2,N2 NW,NORTH 50 ACRES OF NW/4,
LORRAINE E. GREGG, A SINGLE PERSON	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5Yr	0.1875	Weld	3714740	0.06	Undeveloped	04N	61W	35	SW SW
MELBA G. FIELDS, A/K/A MELBA G. FIELDS JOHNSTON AND DAVID JOHNSTON, WIFE AND HUSBAND	JACKFORK LAND, INC.	06/23/2010	06/22/2015	N/A	0.1250	Weld	3717089	6.67	Undeveloped	02N	63W	26	E2 SE
JILL GREGG MACARI AND EMIR MACARI, WIFE AND HUSBAND	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5 Yr	0.1875	Weld	3719762	0.12	Undeveloped	03N	61W	02	LOT3, LOT4
JILL GREGG MACARI AND EMIR MACARI, WIFE AND HUSBAND	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5 Yr	0.1875	Weld	3719762	1.08	Undeveloped	04N	61W	25	N2
JILL GREGG MACARI AND EMIR MACARI, WIFE AND HUSBAND	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5 Yr	0.1875	Weld	3719762	0.25	Undeveloped	04N	61W	27	E2 NE,W/2 NE/4 LYING EAST OF WASTEWAY FROM THE BIJOU DITCH,
JILL GREGG MACARI AND EMIR MACARI, WIFE AND HUSBAND	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5 Yr	0.1875	Weld	3719762	0.24	Undeveloped	04N	61W	28	SE
JILL GREGG MACARI AND EMIR MACARI, WIFE AND HUSBAND	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5 Yr	0.1875	Weld	3719762	0.48	Undeveloped	04N	61W	33	NE
JILL GREGG MACARI AND EMIR MACARI, WIFE AND HUSBAND	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5 Yr	0.1875	Weld	3719762	0.63	Undeveloped	04N	61W	34	NW,NORTH 50 ACRES OF THE NW/4,
JILL GREGG MACARI AND EMIR MACARI, WIFE AND HUSBAND	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5 Yr	0.1875	Weld	3719762	0.06	Undeveloped	04N	61W	35	SW SW
PAUL GREGG & LEANN GREGG, HUSBAND & WIFE	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5Yr	0.1875	Weld	3717088	0.12	Undeveloped	03N	61W	02	LOT3, LOT4
PAUL GREGG & LEANN GREGG, HUSBAND & WIFE	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5Yr	0.1875	Weld	3717088	1.08	Undeveloped	04N	61W	25	N2,NE SE

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
PAUL GREGG & LEANN GREGG, HUSBAND & WIFE	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5Yr	0.1875	Weld	3717088	0.25	Undeveloped	04N	61W	27	E2 NE,ALL THAT PART OF THE W/2 NE/4 LYING EAST OF WASTEWAY FROM THE BIJOY DITCH,
PAUL GREGG & LEANN GREGG, HUSBAND & WIFE	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5Yr	0.1875	Weld	3717088	24.00	Undeveloped	04N	61W	28	SE
PAUL GREGG & LEANN GREGG, HUSBAND & WIFE	CONTINENTAL RESOURCES, INC.	06/09/2010	06/08/2015	5Yr	0.1875	Weld	3717088	48.00	Undeveloped	04N	61W	33	NE
PAUL GREGG & LEANN GREGG, HUSBAND & WIFE	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5Yr	0.1875	Weld	3717088	63.00	Undeveloped	04N	61W	34	S2,THE NORTH 50 ACRES OF THE NW/4,
PAUL GREGG & LEANN GREGG, HUSBAND & WIFE	JACKFORK LAND, INC.	06/09/2010	06/08/2015	5Yr	0.1875	Weld	3717088	6.00	Undeveloped	04N	61W	35	SW SW
CLINTON NEIL BASHOR, A MARRIED MAN	DIAMOND RESOURCES CO.	07/23/2010	07/22/2015	N/A	0.1667	Weld	3712249	107.89	Undeveloped	09N	61W	05	S2 N2, LOT1, LOT2, LOT3, LOT4
CLINTON NEIL BASHOR, A MARRIED MAN	DIAMOND RESOURCES CO.	07/23/2010	07/22/2015	N/A	0.1667	Weld	3712249	26.67	Undeveloped	09N	61W	05	SE
CLINTON NEIL BASHOR, A MARRIED MAN	DIAMOND RESOURCES CO.	07/23/2010	07/22/2015	N/A	0.1667	Weld	3712249	1.67	Undeveloped	09N	61W	05	SW
CLINTON NEIL BASHOR, A MARRIED MAN	DIAMOND RESOURCES CO.	07/23/2010	07/22/2015	N/A	0.1667	Weld	3712249	3.33	Undeveloped	09N	61W	08	W2
DAVID LESLIE BASHOR & ELIZABETH M. BASHOR, HUSBAND & WIFE	DIAMOND RESOURCES CO.	07/23/2010	07/22/2015	N/A	0.1667	Weld	3712243	134.56	Undeveloped	09N	61W	05	ALL
DAVID LESLIE BASHOR & ELIZABETH M. BASHOR, HUSBAND & WIFE	DIAMOND RESOURCES CO.	07/23/2010	07/22/2015	N/A	0.1667	Weld	3712243	3.33	Undeveloped	09N	61W	08	W2
WILLIAM CLYDE BASHOR, A SINGLE MAN	DIAMOND RESOURCES CO.	07/23/2010	07/22/2015	N/A	0.1667	Weld	3712245	107.86	Undeveloped	09N	61W	05	S2 N2, LOT1, LOT2, LOT3, LOT4
WILLIAM CLYDE BASHOR, A SINGLE MAN	DIAMOND RESOURCES CO.	07/23/2010	07/22/2015	N/A	0.1667	Weld	3712245	26.67	Undeveloped	09N	61W	05	SE
WILLIAM CLYDE BASHOR, A SINGLE MAN	DIAMOND RESOURCES CO.	07/23/2010	07/22/2015	N/A	0.1667	Weld	3712245	1.67	Undeveloped	09N	61W	05	SW
WILLIAM CLYDE BASHOR, A SINGLE MAN	DIAMOND RESOURCES CO.	07/23/2010	07/22/2015	N/A	0.1667	Weld	3712245	3.33	Undeveloped	09N	61W	08	W2
LEONARD D. WEISS, ATTORNEY IN FACT FOR HARRY WEISS	DIAMOND RESOURCES CO.	07/29/2010	07/28/2015	2Yr	0.1875	Weld	3713283	5.00	Undeveloped	04N	62W	22	SE SE
LEONARD D. WEISS, ATTORNEY IN FACT FOR HARRY WEISS	DIAMOND RESOURCES CO.	07/29/2010	07/28/2015	2Yr	0.1875	Weld	3713283	30.00	Undeveloped	04N	62W	23	S2 NE,SE NW,E2 SW,SW SW
LEONARD D. WEISS, ATTORNEY IN FACT FOR HARRY WEISS	DIAMOND RESOURCES CO.	07/29/2010	07/28/2015	2Yr	0.1875	Weld	3713283	70.00	Undeveloped	04N	62W	24	N2,SE,E2 SW
LEONARD D. WEISS, ATTORNEY IN FACT FOR HARRY WEISS	DIAMOND RESOURCES CO.	07/29/2010	07/28/2015	2Yr	0.1875	Weld	3713283	10.00	Undeveloped	04N	62W	27	E2 NE
LEONARD D. WEISS, ATTORNEY IN FACT FOR HARRY WEISS	DIAMOND RESOURCES CO.	07/29/2010	07/28/2015	2Yr	0.1875	Weld	3713283	3.33	Undeveloped	04N	62W	22	W2 SE
LEONARD D. WEISS, ATTORNEY IN FACT FOR HARRY WEISS	DIAMOND RESOURCES CO.	07/29/2010	07/28/2015	2Yr	0.1875	Weld	3713283	3.33	Undeveloped	04N	62W	27	W2 NE
WILLIAM CLYDE BASHOR, A SINGLE MAN	DIAMOND RESOURCES CO.	07/15/2010	07/14/2015	N/A	0.1667	Weld	3710232	80.00	Undeveloped	10N	61W	32	SE
ELDON K. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	08/13/2010	08/12/2015	2Yr	0.1875	Weld	3715050	5.00	Undeveloped	04N	62W	22	SE SE
ELDON K. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	08/13/2010	08/12/2015	2Yr	0.1875	Weld	3715050	30.00	Undeveloped	04N	62W	23	S2 NE,SE NW,E2 SW,SW SW
ELDON K. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	08/13/2010	08/12/2015	2Yr	0.1875	Weld	3715050	70.00	Undeveloped	04N	62W	24	N2,SE,E2 SW
ELDON K. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	08/13/2010	08/12/2015	2Yr	0.1875	Weld	3715050	10.00	Undeveloped	04N	62W	27	E2 NE
ELDON K. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	08/13/2010	08/12/2015	2Yr	0.1875	Weld	3715050	3.33	Undeveloped	04N	62W	22	W2 SE
ELDON K. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	08/13/2010	08/12/2015	2Yr	0.1875	Weld	3715050	3.33	Undeveloped	04N	62W	27	W2 NE

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
CHERYL LYNN FIELDS, FKA CHERYL LYNN HOFFERBER	DIAMOND RESOURCES CO.	07/27/2010	07/26/2015	N/A	0.1667	Weld	3712239	10.40	Undeveloped	02N	63W	26	SW/4 LESS 4 ACRES IN NE CORNER,
CHERYL LYNN FIELDS, FKA CHERYL LYNN HOFFERBER	DIAMOND RESOURCES CO.	07/27/2010	07/26/2015	N/A	0.1667	Weld	3712239	8.00	Undeveloped	02N	63W	27	W2 SE
ALVIN W. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	07/29/2015	2Yr	0.1875	Weld	3715051	1.25	Undeveloped	04N	62W	22	SE SE
ALVIN W. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	07/29/2015	2Yr	0.1875	Weld	3715051	7.50	Undeveloped	04N	62W	23	S2 NE,SE NW,E2 SW,SW SW
ALVIN W. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	07/29/2015	2Yr	0.1875	Weld	3715051	17.50	Undeveloped	04N	62W	24	N2,SE,E2 SW
ALVIN W. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	07/29/2015	2Yr	0.1875	Weld	3715051	2.50	Undeveloped	04N	62W	27	E2 NE
ALVIN W. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	07/29/2015	2Yr	0.1875	Weld	3715051	0.83	Undeveloped	04N	62W	22	W2 SE
ALVIN W. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	07/29/2015	2Yr	0.1875	Weld	3715051	0.83	Undeveloped	04N	62W	27	W2 NE
BARRY CLAY BEDINGER, A MARRIED MAN	DIAMOND RESOURCES CO.	07/16/2010	07/15/2015	3Yr	0.1875	Weld	3710230	5.00	Undeveloped	04N	62W	22	ALL
DONNA ROSE BEYER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	07/28/2015	2Yr	0.1875	Weld	3712247	1.00	Undeveloped	04N	62W	22	SE SE
DONNA ROSE BEYER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	07/28/2015	2Yr	0.1875	Weld	3712247	6.00	Undeveloped	04N	62W	23	S2 NE,SE NW,E2 SW,SW SW
DONNA ROSE BEYER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	07/28/2015	2Yr	0.1875	Weld	3712247	14.00	Undeveloped	04N	62W	24	N2,SE,E2 SW
DONNA ROSE BEYER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	07/28/2015	2Yr	0.1875	Weld	3712247	2.00	Undeveloped	04N	62W	27	E2 NE
DONNA ROSE BEYER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	07/28/2015	2Yr	0.1875	Weld	3712247	0.67	Undeveloped	04N	62W	22	W2 SE
DONNA ROSE BEYER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	07/28/2015	2Yr	0.1875	Weld	3712247	0.67	Undeveloped	04N	62W	27	W2 NE
FAYE LOUISE WEISS, A SINGLE WOMAN	DIAMOND RESOURCES CO.	07/29/2010	07/28/2015	2Yr	0.1875	Weld	3712246	1.00	Undeveloped	04N	62W	22	SE SE
FAYE LOUISE WEISS, A SINGLE WOMAN	DIAMOND RESOURCES CO.	07/29/2010	07/28/2015	2Yr	0.1875	Weld	3712246	6.00	Undeveloped	04N	62W	23	S2 NE,SE NW,E2 SW,SW SW
FAYE LOUISE WEISS, A SINGLE WOMAN	DIAMOND RESOURCES CO.	07/29/2010	07/28/2015	2Yr	0.1875	Weld	3712246	14.00	Undeveloped	04N	62W	24	N2,SE,E2 SW
FAYE LOUISE WEISS, A SINGLE WOMAN	DIAMOND RESOURCES CO.	07/29/2010	07/28/2015	2Yr	0.1875	Weld	3712246	2.00	Undeveloped	04N	62W	27	E2 NE
FAYE LOUISE WEISS, A SINGLE WOMAN	DIAMOND RESOURCES CO.	07/29/2010	07/28/2015	2Yr	0.1875	Weld	3712246	0.67	Undeveloped	04N	62W	22	W2 SE, NE NE
FAYE LOUISE WEISS, A SINGLE WOMAN	DIAMOND RESOURCES CO.	07/29/2010	07/28/2015	2Yr	0.1875	Weld	3712246	0.67	Undeveloped	04N	62W	27	W2 NE
ROBERT LEE WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	07/29/2015	2Yr	0.1875	Weld	3712248	1.25	Undeveloped	04N	62W	22	SE SE
ROBERT LEE WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	07/29/2015	2Yr	0.1875	Weld	3712248	5.00	Undeveloped	04N	62W	23	SE NW,E2 SW,SW SW
ROBERT LEE WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	07/29/2015	2Yr	0.1875	Weld	3712248	17.50	Undeveloped	04N	62W	24	E2,NW,E2 SW
ROBERT LEE WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	07/29/2015	2Yr	0.1875	Weld	3712248	2.50	Undeveloped	04N	62W	27	E2 NE
ROBERT LEE WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	07/29/2015	2Yr	0.1875	Weld	3712248	0.83	Undeveloped	04N	62W	22	W2 SE
ROBERT LEE WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	07/29/2015	2Yr	0.1875	Weld	3712248	0.83	Undeveloped	04N	62W	27	W2 NE
ROBERT LEE WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	07/29/2015	2Yr	0.1875	Weld	3712248	2.00	Undeveloped	04N	62W	23	S2 NE
KATHLEEN ANN ZION, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/19/2010	07/29/2015	2Yr	0.1875	Weld	3712240	1.00	Undeveloped	04N	62W	22	SE SE

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
KATHLEEN ANN ZION, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/19/2010	07/18/2015	2Yr	0.1875	Weld	3712240	6.00	Undeveloped	04N	62W	23	S2 NE,SE NW,E2 SW,SW SW
KATHLEEN ANN ZION, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/19/2010	07/18/2015	2Yr	0.1875	Weld	3712240	14.00	Undeveloped	04N	62W	24	N2,SE,E2 SW
KATHLEEN ANN ZION, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/19/2010	07/18/2015	2Yr	0.1875	Weld	3712240	2.00	Undeveloped	04N	62W	27	E2 NE
KATHLEEN ANN ZION, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/19/2010	07/18/2015	2Yr	0.1875	Weld	3712240	0.67	Undeveloped	04N	62W	22	W2 SE, NE NE
KATHLEEN ANN ZION, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/19/2010	07/18/2015	2Yr	0.1875	Weld	3712240	0.67	Undeveloped	04N	62W	27	W2 NE
LYNNE F. KELLY, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/16/2010	07/15/2015	3Yr	0.1875	Weld	3710231	5.00	Undeveloped	04N	62W	22	NE NE
CAROL LEA SCHWEIGER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	07/28/2015	2Yr	0.1875	Weld	3712242	1.00	Undeveloped	04N	62W	22	SE SE
CAROL LEA SCHWEIGER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	07/28/2015	2Yr	0.1875	Weld	3712242	6.00	Undeveloped	04N	62W	23	S2 NE,SE NW,E2 SW,SW SW
CAROL LEA SCHWEIGER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	07/28/2015	2Yr	0.1875	Weld	3712242	14.00	Undeveloped	04N	62W	24	N2,SE,E2 SW
CAROL LEA SCHWEIGER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	07/28/2015	2Yr	0.1875	Weld	3712242	2.00	Undeveloped	04N	62W	27	E2 NE
CAROL LEA SCHWEIGER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	07/28/2015	2Yr	0.1875	Weld	3712242	0.67	Undeveloped	04N	62W	22	W2 SE , NE NE
CAROL LEA SCHWEIGER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	07/28/2015	2Yr	0.1875	Weld	3712242	0.67	Undeveloped	04N	62W	27	W2 NE
JOANNE ILLENE SCHWEITZER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	07/28/2015	2Yr	0.1875	Weld	3712241	1.00	Undeveloped	04N	62W	22	SE SE
JOANNE ILLENE SCHWEITZER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	07/28/2015	2Yr	0.1875	Weld	3712241	6.00	Undeveloped	04N	62W	23	S2 NE,SE NW,E2 SW,SW SW
JOANNE ILLENE SCHWEITZER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	07/28/2015	2Yr	0.1875	Weld	3712241	14.00	Undeveloped	04N	62W	24	N2,SE,E2 SW
JOANNE ILLENE SCHWEITZER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	07/28/2015	2Yr	0.1875	Weld	3712241	2.00	Undeveloped	04N	62W	27	E2 NE
JOANNE ILLENE SCHWEITZER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	07/28/2015	2Yr	0.1875	Weld	3712241	0.67	Undeveloped	04N	62W	22	W2 SE, NE NE
JOANNE ILLENE SCHWEITZER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	07/28/2015	2Yr	0.1875	Weld	3712241	0.67	Undeveloped	04N	62W	27	W2 NE
CRAIG BLACK, A MARRIED MAN	DIAMOND RESOURCES CO.	08/06/2010	08/05/2015	N/A	0.1667	Weld	3713286	15.00	HBP - Staudinger 1-31H	08N	61W	31	NE
COLETTE KAY FRIDGEN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	07/28/2015	N/A	0.1667	Weld	3713287	80.00	Undeveloped	02N	63W	34	SE
EDWARD L. HARRIS AND BETTY L. HARRIS, H/W	DIAMOND RESOURCES CO.	07/19/2010	07/19/2015	N/A	0.1667	Weld	3713282	40.00	Undeveloped	01N	64W	12	W2 NE
STATE OF COLORADO 1308.10	DIAMOND RESOURCES CO.	11/18/2010	11/17/2015	1Yr	0.1667	Weld	3748375	320.00	Undeveloped	09N	61W	16	N2
RODNEY L. HOFFERBER, JR., A MARRIED MAN	DIAMOND RESOURCES CO.	07/27/2010	07/26/2015	N/A	0.1667	Weld	3712237	10.40	Undeveloped	02N	63W	26	SW, LESS 4 ACRES IN NE CORNER OF SAID SW/4
RODNEY L. HOFFERBER, JR., A MARRIED MAN	DIAMOND RESOURCES CO.	07/27/2010	07/26/2015	N/A	0.1667	Weld	3712237	8.00	Undeveloped	02N	63W	27	W2 SE
RODNEY L. HOFFERBER, SR. & JOAN HOFFERBER, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	07/27/2010	07/26/2015	N/A	0.1667	Weld	3712238	10.40	Undeveloped	02N	63W	26
SW, SOUTH 0 DEGREES 02' WEST, 110.51 FEET; SOUTH 47 DEGREES 52' WEST, 246 FEET; SOUTH 74 DEGREES 41' WEST, 167.25 FEET; NORTH 75 DEGREES 19' WEST, 274.85 FEET; NORTH 41 DEGREES 49' WEST, 339.45 FEET; NORTH 89 DEGREES 14' WEST, 42.60 FEET; AND EAST 876.75 FEET TO BEGINNING, CONTAINING APPROXIMATELY 4 ACRES,LESS 4 ACRES IN THE NE CORNER OF SAID SW/4

RODNEY L. HOFFERBER, SR. & JOAN HOFFERBER, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	07/27/2010	07/26/2015	N/A	0.1667	Weld	3712238	8.00	Undeveloped	02N	63W	27	W2 SE

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
RODNEY L. HOFFERBER, SR., & JOAN HOFFERBER, CO-TRUSTEES OF THE ALBERT HOFFERBER & BERTHA HOFFERBER FAMILY IRREVOCABLE TRUST DATED JANUARY 11, 2001	DIAMOND RESOURCES CO.	07/27/2010	07/26/2015	N/A	0.1667	Weld	3712244	62.40	Undeveloped	02N	63W	26	SW, LESS 4 ACRES IN THE NE CORNER OF SAID SW/4
RODNEY L. HOFFERBER, SR., & JOAN HOFFERBER, CO-TRUSTEES OF THE ALBERT HOFFERBER & BERTHA HOFFERBER FAMILY IRREVOCABLE TRUST DATED JANUARY 11, 2001	DIAMOND RESOURCES CO.	07/27/2010	07/26/2015	N/A	0.1667	Weld	3712244	48.00	Undeveloped	02N	63W	27	W2 SE
GERALDINE HOYER, F/K/A GERALDINE BLACK, A SINGLE WOMAN	DIAMOND RESOURCES CO.	07/30/2010	07/09/2015	N/A	0.1667	Weld	3713280	15.00	HBP - Staudinger 1-31H	08N	61W	31	NE
GEORGE J. NOLAN, JR.	DIAMOND RESOURCES CO.	07/21/2010	07/20/2015	N/A	0.1667	Weld	3712251	160.00	Undeveloped	09N	61W	03	SE
HEATHER ANNE HOLMES, A MARRIED WOMAN	DIAMOND RESOURCES CO.	08/03/2010	08/02/2015	N/A	0.1667	Weld	3713285	40.00	Undeveloped	10N	61W	34	N2
PATRICK DALE LEATHER, A SINGLE MAN	DIAMOND RESOURCES CO.	08/03/2010	08/02/2015	N/A	0.1667	Weld	3713284	40.00	Undeveloped	10N	61W	34	N2
HARRY H. EWING II & JUDY ANN EWING, H/W	DIAMOND RESOURCES CO.	07/16/2010	07/15/2015	N/A	0.1667	Weld	3715056	80.00	Undeveloped	01N	64W	12	E2 NE
MARGERY L. BEYDLER, A WIDOW	DIAMOND RESOURCES CO.	08/03/2010	08/02/2015	N/A	0.1875	Weld	3715053	80.00	Undeveloped	04N	61W	28	SE
THOMAS W. CORDOVA & MARY L. CORDOVA, H/W	DIAMOND RESOURCES CO.	07/19/2010	07/18/2015	N/A	0.1667	Weld	3715049	40.00	Undeveloped	01N	64W	12	W2 NE
LISKEN LYN KENNEDY, F/K/A LISKEN LYN HOFFERBER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/27/2010	07/26/2015	N/A	0.1667	Weld	3712250	10.40	Undeveloped	02N	63W	26	SW, LESS 4.00 ACRES IN NE CORNER OF SW/4
LISKEN LYN KENNEDY, F/K/A LISKEN LYN HOFFERBER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/27/2010	07/26/2015	N/A	0.1667	Weld	3712250	8.00	Undeveloped	02N	63W	27	W2 SE
DOUGLAS D. VARVEL	DIAMOND RESOURCES CO.	07/30/2010	07/30/2015	N/A	0.1667	Weld	3713288	30.00	HBP - Staudinger 1-31H	08N	61W	31	NE
CAROL ROUBIDOUX & HERMAN ROUBIDOUX, HER HUSBAND	DIAMOND RESOURCES CO.	07/19/2010	07/18/2015	N/A	0.1667	Weld	3715052	35.56	Undeveloped	01N	64W	12	N2/3SE/4,
ALFRED G. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	07/29/2015	2Yr	0.1875	Weld	3713281	1.25	Undeveloped	04N	62W	22	SE SE
ALFRED G. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	07/29/2015	2Yr	0.1875	Weld	3713281	7.50	Undeveloped	04N	62W	23	S2 NE,SE NW,E2 SW,SW SW
ALFRED G. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	07/29/2015	2Yr	0.1875	Weld	3713281	17.50	Undeveloped	04N	62W	24	N2,SE,E2 SW
ALFRED G. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	07/29/2015	2Yr	0.1875	Weld	3713281	2.50	Undeveloped	04N	62W	27	E2 NE
ALFRED G. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	07/29/2015	2Yr	0.1875	Weld	3713281	0.83	Undeveloped	04N	62W	22	W2 SE
ALFRED G. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	07/29/2015	2Yr	0.1875	Weld	3713281	0.83	Undeveloped	04N	62W	27	W2 NE
BARBARA L. NITSCHKE, A WIDOW	DIAMOND RESOURCES CO.	08/31/2010	08/30/2015	N/A	0.1667	Weld	3719796	31.43	HBP - Staudinger 1-31H	07N	61W	06	E2 SW,SE, LOT6, LOT7
SYDNEY CAROL OGLE, F/K/A SYDNEY CAROL BAILEY, A/K/A SYDNEY CAROL HENDERSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	08/17/2010	08/16/2015	N/A	0.1667	Weld	3717018	40.00	Undeveloped	08N	62W	20	W2

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
SYDNEY CAROL OGLE, F/K/ASYDNEY CAROL BAILEY, A/K/A SYDNEY CAROL HENDERSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	08/17/2010	08/16/2015	N/A	0.1667	Weld	3717018	35.00	Undeveloped	08N	62W	29	NW,W2 NE,NE NE
NANCY ORTH, A MARRIED WOMAN	DIAMOND RESOURCES CO.	08/05/2010	08/04/2015	N/A	0.1667	Weld	3715055	1.25	HBP - Staudinger 1-31H	08N	61W	31	NE
JAMES WERDEL, A SINEL MAN	DIAMOND RESOURCES CO.	08/05/2010	08/04/2015	N/A	0.1667	Weld	3715048	1.25	HBP - Staudinger 1-31H	08N	61W	31	NE
DONNA L. KING, A/K/A DONNA LEE KING, A MARRIED WOMAN	DIAMOND RESOURCES CO.	08/20/2010	08/19/2015	N/A	0.1667	Weld	3718158	1.67	Undeveloped	09N	61W	05	SE
MICHAEL BEUTZ, TRUSTEE OF THE ANITA M. WAGNER LIVING TRUST	DIAMOND RESOURCES CO.	09/01/2010	08/31/2014	N/A	0.1667	Weld	3722418	5.00	Undeveloped	09N	61W	10	NE
LARRY BAUER	DIAMOND RESOURCES CO.	08/19/2010	08/18/2015	N/A	0.1667	Weld	3717019	13.33	Undeveloped	02N	63W	34	SE
FRANCES WERDEL, A SINGLE WOMAN	DIAMOND RESOURCES CO.	08/05/2010	08/04/2015	N/A	0.1667	Weld	3717020	1.25	HBP - Staudinger 1-31H	08N	61W	31	NE
AVIS WERDEL, A WIDOW	DIAMOND RESOURCES CO.	08/05/2010	08/04/2015	N/A	0.1667	Weld	3717017	1.25	HBP - Staudinger 1-31H	08N	61W	31	NE
DANIEL D. WAGNER & MARGARET WAGNER, HUSBAND & WIFE	DIAMOND RESOURCES CO.	09/07/2010	09/06/2015	Opt. Exr 2Yr.	0.1875	Weld	3722414	80.00	Undeveloped	02N	63W	27	NW
BARBARA J. BOHAC, F/K/A BARBARA J. CAMPBELL, A WIDOW	DIAMOND RESOURCES CO.	08/18/2010	08/17/2015	N/A	0.1667	Weld	3718159	2.50	Undeveloped	09N	61W	05	SW
BARBARA J. BOHAC, F/K/A BARBARA J. CAMPBELL, A WIDOW	DIAMOND RESOURCES CO.	08/18/2010	08/17/2015	N/A	0.1667	Weld	3718159	5.00	Undeveloped	09N	61W	08	W2
WILLIAM CLYDE BASHOR, A SINGLE MAN	DIAMOND RESOURCES CO.	09/01/2010	08/31/2015	N/A	0.1667	Weld	3719787	13.33	Undeveloped	09N	61W	10	SE
KIVI BAUER, A SINGLE WOMAN	DIAMOND RESOURCES CO.	08/19/2010	08/18/2015	N/A	0.1667	Weld	3719782	13.34	Undeveloped	02N	63W	34	SE
PAUL LEON COLE, A MARRIED MAN	DIAMOND RESOURCES CO.	08/20/2010	08/19/2015	N/A	0.1667	Weld	3719779	1.67	Undeveloped	09N	61W	05	SE
JANE MANLY, A SINGLE WOMAN	DIAMOND RESOURCES CO.	08/23/2010	08/22/2015	N/A	0.1667	Weld	3719785	2.50	Undeveloped	09N	61W	05	SE
MICHAEL BEUTZ, TRUSTEE OF THE ANITA M. WAGNER LIVING TRUST	DIAMOND RESOURCES CO.	08/27/2010	08/26/2014	N/A	0.1667	Weld	3722419	6.82	Undeveloped	09N	61W	04	S2 NE, LOT1, LOT2
B & W FARMS, A PARTNERSHIP	DIAMOND RESOURCES CO.	10/08/2010	10/07/2015	Opt. Exr 2Yr.	0.1875	Weld	3728474	193.18	Undeveloped	02N	63W	34
LOTS A & B OF RECORDED EXEMPTION 1303-34-1-RE 2022 RECORDED AS RECEPTION 2584809, BEING PART OF THE E2 NW AND PART OF THE NE OF SECTION 34, AND SUBDIVISION EXEMPTION 636 RECORDED AS RECEPTION 2584808, BEING PART OF THE W2 NE, E2 NE EXCEPT A PARCEL OF LAND MFD IN DEED IN BOOK 1148-408; ALSO EXCEPT A PARCEL OF LAND MFD IN WD IN RECEPTION 3643481, LOT B OF RECORDED EXEMPTION NO. 1303-34-2 RE 2021 RECORDED AS RECEPTION 2584810 BEING PART OF THE E2 NW OF SECTION 34

DOROTHY W. CORDWELL, TRUSTEE OF THE CORDWELL FAMILY TRUST, DATED JULY 16, 1985	JACKFORK LAND, INC.	06/08/2010	06/07/2015	Opt Exr 2Yr	0.1875	Weld	3725319	46.19	Undeveloped	02N	63W	28
E/2 W/2; E/2 LESS AND EXCEPT ALL OF SECTION 28 LYING 50 FEET ON EACH SIDE OF THE NORTH-SOUTH CENTER LINE OF SAID SECTION 28, AND LESS & EXCEPT A TRACT OF LAND IN THE SE/4, MORE PARTICULARLY DESCRIBED AS FOLLOWS; BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SECTION 28, 50 FEET EAST OF THE SOUTH QUARTER CORNER OF SECTION 28, AND RUNNING THENCE NORTH, PARALLEL WITH THE NORTH & SOUTH CENTERLINE OF SAID SECTION 28, 630 FEET TO A POINT; THENCE EAST 217.8 FEET TO A POINT; THENCE SOUTH 630 FEET & MPD IN OGL

BARBARA JEAN MCKEOUGH	DIAMOND RESOURCES CO.	09/09/2010	09/08/2015	N/A	0.1667	Weld	3738373	10.63	Undeveloped	06N	61W	26	NW SW,SW NW
KIMBERLY JO MASSEY, A MARRIED WOMAN	DIAMOND RESOURCES CO.	08/19/2010	08/18/2015	N/A	0.1667	Weld	3719784	13.33	Undeveloped	02N	63W	34	SE

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
JULIUS A. PLUSS, A MARRIED MAN	DIAMOND RESOURCES CO.	09/13/2010	09/12/2013	Opt. Exr	0.1875	Weld	3724434	80.00	Undeveloped	02N	63W	34	SW
BILLIE LOU GAISER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	10/21/2010	10/20/2015	Opt. Exr 2Yr.	0.1875	Weld	3734177	80.00	Undeveloped	04N	61W	26	NW
REBECCA S. SPENCER, F/K/A REBECCA S. WILDER, A/K/A REBECCA WILDER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	12/10/2010	12/09/2014	1 Yr	0.1875	Weld	3742687	13.33	Undeveloped	07N	61W	21	E2
SARAH J. SPENCER	DIAMOND RESOURCES CO.	12/08/2010	12/07/2014	1 Yr	0.1875	Weld	3742688	13.33	Undeveloped	07N	61W	21	E2
WILLIAM G. SPENCER	DIAMOND RESOURCES CO.	12/08/2010	12/07/2014	1 Yr	0.1875	Weld	3739978	13.33	Undeveloped	07N	61W	21	E2
SETH T. SPENCER	DIAMOND RESOURCES CO.	12/08/2010	12/07/2014	1 Yr	0.1875	Weld	3742685	13.33	Undeveloped	07N	61W	21	E2
DAVID SPENCER	DIAMOND RESOURCES CO.	12/08/2010	12/07/2014	1 Yr	0.1875	Weld	3742689	13.33	Undeveloped	07N	61W	21	E2
HAROLD H. BENDER, A WIDOWER	DIAMOND RESOURCES CO.	09/23/2010	09/22/2015	N/A	0.1667	Weld	3724448	13.33	Undeveloped	08N	61W	33	SE
HAROLD H. BENDER, A WIDOWER	DIAMOND RESOURCES CO.	09/23/2010	09/22/2015	N/A	0.1667	Weld	3724448	13.33	Undeveloped	08N	61W	34	SW
DAVID LESLIE BASHOR & ELIZABETH M. BASHOR, HUSBAND & WIFE	DIAMOND RESOURCES CO.	09/22/2010	09/21/2014	N/A	0.1667	Weld	3727027	13.33	Undeveloped	10N	61W	29	NW
CLINTON NEIL BASHOR, A MARRIED MAN DEALING IN HIS SOLE & SEPARATE PROPERTY	DIAMOND RESOURCES CO.	09/22/2010	09/21/2014	N/A	0.1667	Weld	3730412	13.33	Undeveloped	10N	61W	29	NW
CHERYL RAE CARPINELLO, A/K/A CHERYL R. CARPINELLO, A MARRIED WOMAN	DIAMOND RESOURCES CO.	09/21/2010	09/25/2015	N/A	0.1667	Weld	3727024	2.67	Undeveloped	07N	61W	20	N2 NE
CHERYL RAE CARPINELLO, A/K/A CHERYL R. CARPINELLO, A MARRIED WOMAN	DIAMOND RESOURCES CO.	09/25/2010	09/24/2015	N/A	0.1667	Weld	3727024	1.33	Undeveloped	07N	61W	21	NW NW
MIKE DAVIS, A MARRIED MAN	DIAMOND RESOURCES CO.	09/13/2010	09/12/2015	3Yr	0.1875	Weld	3722425	27.50	Undeveloped	06N	61W	26	NW SW,SW NW
JAMES L. SPENCER	DIAMOND RESOURCES CO.	12/08/2010	12/07/2014	1 Yr	0.1875	Weld	3739979	13.33	Undeveloped	07N	61W	21	E2
WILLIAM W. LINDBLOOM, A MARRIED MAN	DIAMOND RESOURCES CO.	10/12/2010	12/11/2015	N/A	0.1875	Weld	3730410	5.00	Undeveloped	05N	61W	25	E2 NW,W2 NW
RAYMOND JOHN PETERSON	DIAMOND RESOURCES CO.	10/21/2010	10/20/2015	Opt. Exr 2 Yr	0.1875	Weld	3730409	40.00	Undeveloped	04N	61W	26	NW
LINDA LEA WOLFE, A MARRIED WOMAN	DIAMOND RESOURCES CO.	09/15/2010	09/14/2015	N/A	0.1667	Weld	3724451	5.00	Undeveloped	08N	61W	03	SE
CLINTON NEIL BASHOR, A MARRIED MAN DEALING IN HIS SOLE & SEPARATE PROPERTY	DIAMOND RESOURCES CO.	09/23/2010	09/22/2014	N/A	0.1667	Weld	3730413	1.17	Undeveloped	10N	61W	22	NW/4 NE/4 LYING SOUTH AND WEST OF RR
DAVID LESLIE BASHOR & ELIZABETH BASHOR, HUSBAND & WIFE	DIAMOND RESOURCES CO.	09/23/2010	09/22/2014	N/A	0.1667	Weld	3727028	1.17	Undeveloped	10N	61W	22	NW/4 NE/4 LYING SOUTH AND WEST OF RR
DENNIS M. BUCHHOLZ, A SINGLE MAN	DIAMOND RESOURCES CO.	09/16/2010	09/15/2015	Opt. Exr 2Yr.	0.1875	Weld	3728473	53.33	Undeveloped	01N	64W	12	THE SOUTH 53-1/3 ACRES OF THE SE/4
RODNEY S. BECKER & GAYLE R. BECKER, HUSBAND & WIFE	DIAMOND RESOURCES CO.	09/07/2010	09/06/2015	N/A	0.1667	Weld	3728479	80.00	Undeveloped	01N	64W	12	S2 NW
TIMOTHY L. WOODWARD, A MARRIED MAN	DIAMOND RESOURCES CO.	09/21/2010	09/20/2015	N/A	0.1667	Weld	3727030	2.67	Undeveloped	07N	61W	20	N2 NE
TIMOTHY L. WOODWARD, A MARRIED MAN	DIAMOND RESOURCES CO.	09/21/2010	09/20/2015	N/A	0.1667	Weld	3727030	1.33	Undeveloped	07N	61W	21	NW NW
BILLY L. BURKE, A/K/A BILLY LEE BURKE	DIAMOND RESOURCES CO.	10/06/2010	10/05/2015	N/A	0.1875	Weld	3728480	40.00	Undeveloped	05N	61W	35	NW
JOHN HENRY WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	09/30/2010	09/29/2015	Opt. Exr 2Yr.	0.1875	Weld	3727025	1.25	Undeveloped	04N	62W	22	SE SE
JOHN HENRY WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	09/30/2010	09/29/2015	Opt. Exr 2Yr.	0.1875	Weld	3727025	7.50	Undeveloped	04N	62W	23	S2 NE,SE NW,E2 SW,SW SW
JOHN HENRY WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	09/30/2010	09/29/2015	Opt. Exr 2Yr.	0.1875	Weld	3727025	17.50	Undeveloped	04N	62W	24	N2,SE,E2 SW

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
JOHN HENRY WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	09/30/2010	09/29/2015	Opt. Exr 2Yr.	0.1875	Weld	3727025	2.50	Undeveloped	04N	62W	27	W2 NE
JOHN HENRY WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	09/30/2010	09/29/2015	Opt. Exr 2Yr.	0.1875	Weld	3727025	0.83	Undeveloped	04N	62W	22	W2 SE
JOHN HENRY WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	09/30/2010	09/29/2015	Opt. Exr 2Yr.	0.1875	Weld	3727025	0.83	Undeveloped	04N	62W	27	E2 NE
DOLPH HENRY GROVES	DIAMOND RESOURCES CO.	10/11/2010	10/10/2015	N/A	0.1875	Weld	3738347	11.92	Undeveloped	04N	61W	26	N2 SE, SW/4 LESS 10 ACRES FOR RESERVOIR SW/4SE4, LESS 10 ACRES FOR RESERVOIR,
STEVEN D. KITZMAN & KRISTINA L. KITZMAN, HUSBAND & WIFE	DIAMOND RESOURCES CO.	09/13/2010	09/12/2015	Opt. Exr 2Yr.	0.1875	Weld	3730414	3.17	Undeveloped	02N	63W	34
A TRACT COMMENCING AT THE SW CORNER OF THE W/2 NW/4; THENCE NORTH 00 DEGREES 30'46" WEST A DISTNACE OF 250'; THENCE NORTH 89 DEGREES 19' 55" EAST A DISTANCE OF 553'; THENCE SOUTH 00 DEGREES 30'46" EAST A DISTANCE OF 250'; THENCE SOUTH 89 DEGREES 19'55" WEST A DISTANCE OF 553' TO POINT OF BEGINNING,

SHIRLEY A. HENDERSON	DIAMOND RESOURCES CO.	10/12/2010	12/11/2015	N/A	0.1875	Weld	3730404	5.00	Undeveloped	05N	61W	25	E2 NW,W2 NW
DANIEL L. PETERSON & MARILU PETERSON	DIAMOND RESOURCES CO.	10/12/2010	12/11/2013	N/A	0.2000	Weld	3734176	92.80	HBP - Gravel Draw 9-9H	08N	61W	09	E2
DENNIS D. KITZMAN & SUSAN K. KITZMAN, HUSBAND & WIFE	DIAMOND RESOURCES CO.	09/07/2010	09/06/2015	Opt. Exr 2Yr.	0.1875	Weld	3730415	77.18	Undeveloped	02N	63W	34
W/2 NW/4 LESS AND EXCEPT A TRACT DESCRIBED AS: A TRACT COMMENCING AT THE SW CORNER OF THE W/2 NW/4; THENCE N 00 DEGREES 30' 46"W A DISTANCE OF 250'; THENCE N89 DEGREES 19' 55" E A DISTANCE OF 553'; THENCE S 00 DEGREES 30' 46" E A DISTANCE OF 250'; THENCE S 89 DEGREES 19' 55" W A DISTANCE OF 553' TO POB,

JACALYN M. DIXON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	10/07/2010	10/06/2015	N/A	0.1667	Weld	3734180	1.59	Undeveloped	08N	61W	02	S2 NE,SE, LOT1, LOT2
JACALYN M. DIXON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	10/07/2010	10/06/2015	N/A	0.1667	Weld	3734180	0.60	Undeveloped	09N	61W	35	S2 SE,SE SW
KENT K. MILLER, A MARRIED MAN	DIAMOND RESOURCES CO.	10/21/2010	10/20/2015	N/A	0.1667	Weld	3734181	11.67	Undeveloped	08N	62W	29	ALL
COLLEEN J. KOBER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	10/07/2010	10/06/2015	N/A	0.1667	Weld	3730406	1.59	Undeveloped	08N	61W	02	S2 NE,SE, LOT1, LOT2
COLLEEN J. KOBER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	10/07/2010	10/06/2015	N/A	0.1667	Weld	3730406	0.60	Undeveloped	09N	61W	35	S2 SE,SE SW
JULIE M. KORT, A SINGLE WOMAN	DIAMOND RESOURCES CO.	10/07/2010	10/06/2015	N/A	0.1667	Weld	3730407	1.59	Undeveloped	08N	61W	02	S2 NE,SE, LOT1, LOT2
JULIE M. KORT, A SINGLE WOMAN	DIAMOND RESOURCES CO.	10/07/2010	10/06/2015	N/A	0.1667	Weld	3730407	0.60	Undeveloped	09N	61W	35	S2 SE,SE SW
KAREN J. KOCH, A MARRIED WOMAN	DIAMOND RESOURCES CO.	10/07/2010	10/06/2015	N/A	0.1667	Weld	3730408	1.59	Undeveloped	08N	61W	02	S2 NE,SE, LOT1, LOT2
KAREN J. KOCH, A MARRIED WOMAN	DIAMOND RESOURCES CO.	10/07/2010	10/06/2015	N/A	0.1667	Weld	3730408	0.60	Undeveloped	09N	61W	35	S2 SE,SE SW
FLYNN OF ORMAND BEACH, LP AND BARBARA SILWAY FLYNN, GENERAL MANAGER, C/O THE TRUST COMPANY OF OKLAHOMA	DIAMOND RESOURCES CO.	01/06/2011	01/05/2016	Opt. Exr 2Yr.	0.1875	Weld	3752330	4.00	Undeveloped	05N	61W	25	E2
DAVID O. BONE & PATRICIA A. BONE, HUSBAND & WIFE	DIAMOND RESOURCES CO.	10/13/2010	10/12/2015	Opt. Exr 2Yr.	0.1875	Weld	3734174	40.00	Undeveloped	02N	63W	27	E2 SW
WILLIAM CLYDE BASHOR. A SINGLE MAN	DIAMOND RESOURCES CO.	09/22/2010	09/21/2014	N/A	0.1667	Weld	3728477	13.33	Undeveloped	10N	61W	29	NW
ADA E. JOHNSTON, A WIDOW	DIAMOND RESOURCES CO.	10/22/2010	10/12/2015	N/A	0.1667	Weld	3734178	88.36	Undeveloped	09N	62W	12
NE,E/2 SE/4, LESS THAT PART OF THE E/2 SE/4; BEGINNING AT A POINT 780 FEET NORTH OF THE SOUTHWEST CORDER, OF THE E/2 SE/4 OF SECTION 12, EAST 362 FEET NORTH 12 DEGREES, 30 MINUTES, WEST 382 FEET, WEST 280 FFET, SOUTH 380 FEET TO PLACE OF BEGINNING, IN SECTION 12, 9N-62W, WELD COUNTY (CONTAINING 2.5 ACRES MORE OR LESS) AND LESS THAT PART OF THE E/2 SE/4, OF SECTION 12, 9N-62W, BEGINNING AT THE SOUTHEAST CORNER, WEST 590 FEET, THENCE NORTH 1,620 FEET, THENCE EAST 590 FEET, THENCE SOUTH 1, 620 FEET TO THE POINT OF BEGINNING. (CONTAINING 20 ACRES MORE OR LESS),

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
WILLIAM CLYDE BASHOR, A SINGLE MAN	DIAMOND RESOURCES CO.	09/23/2010	09/22/2014	N/A	0.1667	Weld	3728478	1.17	Undeveloped	10N	61W	22	NW/4 NE/4 LYING SOUTH AND WEST OF RAILROAD RIGHT OF WAY
JUDITH R. CLINCH, A MARRIED WOMAN	DIAMOND RESOURCES CO.	10/07/2010	10/06/2015	N/A	0.1667	Weld	3730405	1.59	Undeveloped	08N	61W	02	S2 NE,SE, LOT1, LOT2
JUDITH R. CLINCH, A MARRIED WOMAN	DIAMOND RESOURCES CO.	10/07/2010	10/06/2015	N/A	0.1667	Weld	3730405	0.60	Undeveloped	09N	61W	35	S2 SE,SE SW
WEICKUM FARMS, LLC	DIAMOND RESOURCES CO.	09/08/2010	09/07/2015	Opt. Exr 2Yr	0.1875	Weld	3727023	160.00	Undeveloped	02N	63W	27	NE
JANE GILMAN TRACY, A WIDOW	DIAMOND RESOURCES CO.	09/13/2010	09/12/2014	N/A	0.1875	Weld	3724441	1.94	Undeveloped	09N	61W	03	SW
JANE GILMAN TRACY, A WIDOW	DIAMOND RESOURCES CO.	09/13/2010	09/12/2014	N/A	0.1875	Weld	3724441	3.89	Undeveloped	09N	61W	10	NE,NW
JANE GILMAN TRACY, A WIDOW	DIAMOND RESOURCES CO.	09/13/2010	09/12/2014	N/A	0.1875	Weld	3724440	1.94	Undeveloped	09N	61W	09	E2 NE,SW NE, NW NE, LESS THE "J" SAND FORMATION
DON SLOAN, A WIDOWER	DIAMOND RESOURCES CO.	09/15/2010	09/14/2015	N/A	0.1667	Weld	3724435	72.31	Undeveloped	02N	64W	26	E/2 SE/4 LESS .30 ACRE TRACT,
DAVID LESLIE BASHOR, A MARRIED MAN	DIAMOND RESOURCES CO.	09/13/2010	09/12/2015	N/A	0.1667	Weld	3724443	53.33	Undeveloped	10N	61W	08	E2 E2
JANE MANLY, A SINGLE WOMAN	DIAMOND RESOURCES CO.	09/22/2010	09/12/2015	N/A	0.1667	Weld	3724452	2.50	Undeveloped	09N	61W	10	NW
CAROL BATT, A SINGLE WOMAN	DIAMOND RESOURCES CO.	10/21/2010	10/12/2015	N/A	0.1875	Weld	3734189	2.65	Undeveloped	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4 LESS 10 ACRES FOR RESERVOIR (30.00),
FRANCES DUBS, A SINGLE WOMAN	DIAMOND RESOURCES CO.	10/21/2010	10/12/2015	N/A	0.1875	Weld	3734190	2.65	Undeveloped	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4 LESS 10 ACRES FOR RSERVOIR (30.00),
WILBUR GOLBA GROVES, A WIDOWER	DIAMOND RESOURCES CO.	10/19/2010	10/18/2015	N/A	0.1875	Weld	3734188	10.60	Undeveloped	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4 LESS 10 ACRES FOR RESERVOIR (30.00),
JAMES L. GROVES, A MARRIED MAN	DIAMOND RESOURCES CO.	09/22/2010	09/12/2015	N/A	0.1667	Weld	3727026	2.12	Undeveloped	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4 LESS 10 ACRES FOR RESERVOIR (30.00),
BERNETHA J. GROVES, A SINGLE WOMAN	DIAMOND RESOURCES CO.	10/13/2010	10/12/2015	N/A	0.1875	Weld	3734187	10.60	Undeveloped	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES (150.00) SW/4 SE/4 LESS 10 ACRES (30.00),
RAMON G. MIRANDA, A/K/A ROMAN G. MIRANDA, JR. & LUCIA R. MIRANDA, HUSBAND & WIFE	DIAMOND RESOURCES CO.	09/30/2010	09/29/2015	N/A	0.1667	Weld	3734185	30.36	Undeveloped	01N	64W	12
COMMENCING AT THE NW CORNER OF THE SW/4 OF SAID SECTION 12; THENCE ALONG THE WEST LING OF THE SW/4 OF SAID SECTION 12 SOUTH 00 DEGREES 00' 00" EAST, A DISTANCE OF 97.05' TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 58 DEGREES 48' 28" EAST A DISTANCE 53.22'; THENCE SOUTH 34 DEGREES 32' 23" EAST, A DISTANCE OF 96.18'; THENCE SOUTH 40 DEGREES 02'57" EAST A DISTANCE OF 645.68' TO THE BEGINNING OF THE TANGENT CURVE TO THE LEFT; THENCE ALONG SAID CURVE 63.99'.,HAVING A CHORD LENGTH OF 61.38' HAVING A CHORD BEARING OF SOUTH 68 DEGREES 34'50" EAST, A RADIUS OF 64.25' AND A DELTA ANGLE OF 57 DEGREES 03'46", THENCE NORTH 82 DEGREES 53'17" EAST A DISTANCE OF 331.71'; THENCE NORTH 79 DEGREES 43'22" EAST, A DISTANCE OF 716.55' TO THE BEGINNING OF A TANGENT CURVE TO THE RIGHT; THENCE ALONG SAID CURVE 245.58' HAVING A CHORD LENGTH OF 244.81', A CHORD BEARING OF NORTH 87 DEGREES 36' 53" EAST, A RADIUS OF 891.45', AND A DELTA ANGLE OF 15 DEGREES 47'03"; TO THE BEGINNING OF A TANGENT CURVE TO THE LEFT; THENCE ALONG SAID CURVE 116' HAVING A CHORD LENGTH OF 113.29', A CHORD BEARING OF NORTH 73 DEGREES 57' 44" EAST, A RADIUS OF 154.25', AND A DELTA ANGLE OF 43 DEGREES 05'21", THENCE NORTH 52 DEGREES 25'03" EAST, A DISTNACE OF 101.29' TO THE BEGINNING OF A TANGENT CURVE TO THE RIGHT.,

DONALD LUTHER GROVES	DIAMOND RESOURCES CO.	10/11/2010	10/10/2015	N/A	0.1875	Weld	3735594	11.92	Undeveloped	04N	61W	26	N2 SE,SW/4, LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4, LESS 10 ACRES FOR RESERVOIR (30.00) ,
ROBERT TOMLINSON MCINTYRE	DIAMOND RESOURCES CO.	11/22/2010	11/21/2015	N/A	0.1667	Weld	3738370	0.89	Undeveloped	06N	61W	34	NE NW,NW NE
ROBERT TOMLINSON MCINTYRE	DIAMOND RESOURCES CO.	11/22/2010	11/21/2015	N/A	0.1667	Weld	3738370	2.22	Undeveloped	06N	61W	34	NW NW
ERNEST L. GROVES	DIAMOND RESOURCES CO.	10/21/2010	10/20/2015	N/A	0.1875	Weld	3735590	11.92	Undeveloped	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4 LESS 10 ACRES FOR RESERVOIR,
DARLENE JOY WILSON VERMEULEN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	11/22/2010	11/21/2015	N/A	0.1667	Weld	3738363	18.67	Undeveloped	06N	61W	34	NW NW,NE NW,NW NE

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
JOSE A. BACA, A/K/A JOSE A. BACA IV, A MARRIED MAN	DIAMOND RESOURCES CO.	09/15/2010	09/14/2015	N/A	0.1700	Weld	3738360	24.00	Undeveloped	10N	61W	08	W2 E2
ALLENE GRAGG, A MARRIED WOMAN	DIAMOND RESOURCES CO.	12/14/2010	12/13/2015	N/A	0.1667	Weld	3742680	26.00	Undeveloped	02N	63W	26
SW/4 EXCEPTING AND RESERVING A TRACT OF LAND IN THE NE/4 SW/4 DESCRIBED AS FOLLOWS: BEGINNING AT THE NORTHEAST CORNER OF THE SW/4, THENCE SOUTH 0 DEGREES 20' WEST, 110.51 FEET; THENCE SOUTH 47 DEGREES 41' WEST 167.25 FEET; THENCE NORTH 75 DEGREES 19' WEST 274.85 FEET; THENCE NORTH 41 DEGREES 49' WEST 339.25 FEET; THENCE NORTH 89 DEGREES 14' WEST 42.60 FEET; THENCE EAST 876.75 FEET TO THE PLACE OF BEGINNING.,

DONNA EVERSON, A WIDOW	DIAMOND RESOURCES CO.	12/14/2010	12/13/2015	N/A	0.1667	Weld	3742679	26.00	Undeveloped	02N	63W	26
SW/4 EXCEPTING AND RESERVING A TRACT OF LAND IN THE NE/4 SW/4 DESCRIBED AS FOLLOWS: BEGINNING AT THE NORTHEAST CORNER OF THE SW/4, THENCE SOUTH 0 DEGREES 20' WEST, 110.51 FEET; THENCE SOUTH 47 DEGREES 41' WEST 167.25 FEET; THENCE NORTH 75 DEGREES 19' WEST 274.85 FEET; THENCE NORTH 41 DEGREES 49' WEST 339.25 FEET; THENCE NORTH 89 DEGREES 14' WEST 42.60 FEET; THENCE EAST 876.75 FEET TO THE PLACE OF BEGINNING.,

HAROLD FRANCIS GROVES & BEVERLY RUTH GROVES, HUSBAND & WIFE	DIAMOND RESOURCES CO.	11/08/2010	11/07/2015	N/A	0.1875	Weld	3735593	11.92	Undeveloped	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4 LESS 10 ACRES FOR RESERVOIR (30.00),
DIANE CASELMAN, A SINGLE WOMAN	DIAMOND RESOURCES CO.	11/09/2010	11/08/2015	N/A	0.1875	Weld	3738346	0.66	Undeveloped	04N	61W	26	N2 SE,SW/4, LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4, LESS 10 ACRES FOR RESERVOIR (30.00),
CENTRAL WYOMING COUNCIL, INC., BOY SCOUTS OF AMERICA	DIAMOND RESOURCES CO.	12/03/2010	12/03/2015	Opt. Exr 2Yr	0.2000	Weld	3739976	6.40	Undeveloped	05N	61W	24	SE
CENTRAL WYOMING COUNCIL, INC., BOY SCOUTS OF AMERICA	DIAMOND RESOURCES CO.	12/03/2010	12/03/2015	Opt. Exr	0.2000	Weld	3739976	6.40	Undeveloped	05N	61W	35	NW
RODNEY W. BAUMGARTNER & LINDA R. BAUMGARTNER, HUBAND & WIFE	DIAMOND RESOURCES CO.	11/16/2010	11/15/2015	Opt. Exr 2Yr	0.1875	Weld	3738345	18.81	Undeveloped	02N	63W	27	E/2 SE/4 LESS LOT A RECORDED EXEMPTION, MORE FULLY DESCRIBED AS E/2 SE/4 SE/4 SE/4,
JEFFERY JOHNSON, A MARRIED MAN	DIAMOND RESOURCES CO.	11/09/2010	11/08/2015	N/A	0.1875	Weld	3738355	0.66	Undeveloped	04N	61W	26	N2 SE,SW/4, LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4, LESS 10 ACRES FOR RESERVOIR (30.00),
DIANNE STICKNEY DAVIES, A MARRIED WOMAN	DIAMOND RESOURCES CO.	11/22/2010	11/21/2015	N/A	0.1667	Weld	3738358	2.67	Undeveloped	06N	61W	34	NE NW,NW NE
DIANNE STICKNEY DAVIES, A MARRIED WOMAN	DIAMOND RESOURCES CO.	11/22/2010	11/21/2015	N/A	0.1667	Weld	3738358	6.67	Undeveloped	06N	61W	34	NW NW
LOIS JEAN GRAFF, ATTORNEY IN FACT FOR VIVIAN M. CHRISTENSEN	DIAMOND RESOURCES CO.	11/18/2010	11/17/2015	N/A	0.1667	Weld	3738361	34.67	Undeveloped	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4 LESS 10 ACRES FOR RESERVOIR (30.00),
BILL L. FINDLEY & SHIRLEY FINDLEY, HUSBAND & WIFE	DIAMOND RESOURCES CO.	11/18/2010	11/17/2015	N/A	0.1667	Weld	3738352	17.78	Undeveloped	01N	64W	12
N2/3 SE/4, ALSO DESCRIBED AS LOT A & LOT B, RECORDED EXEMPTION NO. 1475-12-4-RE3205, BEING A PORTION OF THE SE/4 OF SECTION 12, TOWNSHIP 1 NORTH, RANGE 64 WEST OF THE 6TH P.M., RECORDED JUNE 24, 2002 AT RECEPTION NO. 2963715,

EDWARD L. FETTERS, A SINGLE MAN	DIAMOND RESOURCES CO.	11/18/2010	11/18/2015	N/A	0.1667	Morgan	865808	75.18	Undeveloped	03N	60W	30	E2 SW, LOT3, LOT4
EDWARD L. FETTERS, A SINGLE MAN	DIAMOND RESOURCES CO.	11/18/2010	11/18/2015	N/A	0.1667	Morgan	865808	74.88	Undeveloped	03N	60W	31	E2 NW, LOT1, LOT2
ROSEMARY LUCILLE BOND, A MARRIED WOMAN	DIAMOND RESOURCES CO.	11/19/2010	11/18/2015	N/A	0.1667	Weld	3738350	80.00	Undeveloped	02N	63W	23	SW
DON NORRISH, A WIDOWER	DIAMOND RESOURCES CO.	11/19/2010	11/18/2015	N/A	0.1667	Weld	3738353	20.03	Undeveloped	01N	64W	19	PART OF THE SE/4 SW/4 AND PART OF THE SE/4 MORE FULLY DESCRIBED IN DOCUMENT #2792489,
JAMES D. ZIMBELMAN	DIAMOND RESOURCES CO.	11/23/2010	11/22/2015	Opt. Exr 2Yr	0.1875	Weld	3738357	20.00	Undeveloped	02N	63W	23	SW
ROBERT G. ZIMBELMAN	DIAMOND RESOURCES CO.	11/23/2010	11/22/2015	Opt. Exr 2Yr	0.1875	Weld	3738354	20.00	Undeveloped	02N	63W	23	SW
JOHN P. LAFARGE, A SINGLE MAN	DIAMOND RESOURCES CO.	09/21/2010	09/20/2015	N/A		Weld	3738359	56.00	Undeveloped	10N	61W	08	W2 E2

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
PEGGY ALEXANDER, A SINGLE WOMAN	DIAMOND RESOURCES CO.	11/22/2010	11/21/2015	N/A	0.1667	Weld	3738372	17.78	Undeveloped	01N	64W	12
N/2 SE/4, ALSO DESCRIBED AS LOT 1 & LOT B, RECORDED EXEMPTION NO. 1475-12-4 RE3205, BEING A PORTION OF THE SE OF SECTION 12, TOWNSHIP 1 NORTH, RANGE 64 WEST OF THE 6TH PM., RECORDED JUNE 24, 2002 AT RECEPTION NO. 2963715,

JACKIE F. SCHREINER, TRUSTEE OF THE SHIRLEY J. SCHREINER FAMILY TRUST	DIAMOND RESOURCES CO.	12/02/2010	12/01/2015	Opt. Exr 2Yr	0.1875	Weld	3739972	20.00	Undeveloped	02N	63W	23	SW
ALAN DEAN TYREE, A MARRIED MAN	DIAMOND RESOURCES CO.	12/01/2010	11/30/2015	N/A	0.1667	Weld	3738371	9.33	Undeveloped	06N	61W	34	NW NW,NE NW,NW NE
DARELL D. ZIMBELMAN, A MARRIED MAN	DIAMOND RESOURCES CO.	11/22/2010	11/21/2015	Opt. Exr 2Yr	0.1875	Weld	3738374	20.00	Undeveloped	02N	63W	23	SW
CHARLES HENRY DUBS, A SINGLE MAN	DIAMOND RESOURCES CO.	11/10/2010	11/09/2015	N/A	0.1875	Weld	3738369	0.53	Undeveloped	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4 LESS 10 ACRES FOR RESERVOIR (30.00),
WADE CULPEPPER, A/K/A RUSSELL W. CULPEPPER, A SINGLE MAN	DIAMOND RESOURCES CO.	11/16/2010	11/15/2015	Opt. Exr 2Yr	0.1875	Weld	3738341	35.10	Undeveloped	04N	61W	02	SE NW,S2 NE,N2 S2,SW SW, LOT3
JAMES JOSEPH DAVIS, A MARRIED MAN	DIAMOND RESOURCES CO.	11/18/2010	11/17/2015	N/A	0.1667	Weld	3738365	4.00	Undeveloped	02N	63W	32	NE NW
MICHAEL EDWARD DUBS, A SINGLE MAN	DIAMOND RESOURCES CO.	11/10/2010	11/09/2015	N/A	0.1875	Weld	3738351	0.53	Undeveloped	04N	61W	26	N2 SE,SW/4, LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4, LESS 10 ACRES FOR RESERVOIR (30.00),
DONNA PINTO, A MARRIED WOMAN	DIAMOND RESOURCES CO.	11/09/2010	11/08/2015	N/A	0.1875	Weld	3738342	0.66	Undeveloped	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4, LESS 10 ACRES FOR RESERVOIR (30.00),
LARRY CULPEPPER, A MARRIED MAN	DIAMOND RESOURCES CO.	11/16/2010	11/15/2015	Opt. Exr 2Yr	0.1875	Weld	3738344	35.10	Undeveloped	04N	61W	02	SE NW,S2 NE,N2 S2,SW SW, LOT3
PAMELA PEARSON, F/K/A PAMELA CULPEPPER GRAVES, A MARRIED WOMAN	DIAMOND RESOURCES CO.	11/16/2010	11/15/2015	Opt. Exr 2Yr	0.1875	Weld	3738343	35.10	Undeveloped	04N	61W	02	SE NW,S2 NE,N2 S2,SW SW, LOT3
ALAN DUBS, A/K/A ALAN JEFFREY DUBS, A SINGLE MAN	DIAMOND RESOURCES CO.	11/10/2010	11/09/2015	N/A	0.1875	Weld	3738356	0.53	Undeveloped	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4 LESS 10 ACRES FOR RESERVOIR (30.00),
KERRLYN SUE CARVELL	DIAMOND RESOURCES CO.	11/11/2010	11/10/2015	N/A	0.1875	Weld	3739971	0.53	Undeveloped	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4 LESS 10 ACRES FOR RESERVOIR (30.00),
RONALD WAYNE TYREE	DIAMOND RESOURCES CO.	11/22/2010	11/21/2015	N/A	0.1667	Weld	3739969	9.33	Undeveloped	06N	61W	34	NW NW,NE NW,NW NE
ALICE J. JOHNSTON, A/K/A JOAN JOHNSTON, A WIDOW	DIAMOND RESOURCES CO.	11/19/2010	11/08/2015	N/A	0.1667	Weld	3739975	20.03	Undeveloped	01N	64W	19	PART OF THE SE/4 SW/4 AND PART OF THE SE/4, MORE FULLY DESCRIBED IN DOCUMENT #2792489,
JAMEY LEE DUBS	DIAMOND RESOURCES CO.	11/11/2010	11/10/2015	N/A	0.1875	Weld	3739977	0.53	Undeveloped	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4, LESS 10 ACRES FOR RESERVOIR (30.00),
RICHARD H. STEWART & SHARON L. STEWART, HUSBAND & WIFE	DIAMOND RESOURCES CO.	12/07/2010	12/06/2015	N/A	0.1667	Weld	3739974	37.50	Undeveloped	02N	64W	26
THAT PART OF THE W/2 SW/4 LYING SOUTH OF THE CENTERLINE OF THAT RIGHT OF WAY OF THE C.B. & Q RAILROAD EXCEPT THAT PART THEREOF PLATTED TO THE TOWN OF KEENESBURG, WHICH LAND IS DESCRIBED IN WARRANTY DEED RECORDED 3/31/1993 IN BOOK 1375, RECEPTION NO. 02327079,

JUDITH V.J. KENNEDY, F/K/A JUDITH JOHNSON, A WIDOW	DIAMOND RESOURCES CO.	11/19/2010	11/19/2015	N/A	0.1667	Morgan	866167	37.59	Undeveloped	03N	60W	30	E2 SW, LOT3, LOT4
JUDITH V.J. KENNEDY, F/K/A JUDITH JOHNSON, A WIDOW	DIAMOND RESOURCES CO.	11/19/2010	11/19/2015	N/A	0.1667	Morgan	866167	37.44	Undeveloped	03N	60W	31	E2 NW, LOT1, LOT2
BERNARD WATSON & BEVERLY WATSON, HUSBAND & WIFE	DIAMOND RESOURCES CO.	12/14/2010	12/14/2015	Opt. Exr	0.1875	Morgan	866168	80.00	Undeveloped	03N	60W	28	E2 E2
KIMBERLY MEEK, A MARRIED WOMAN	DIAMOND RESOURCES CO.	09/17/2010	09/16/2015	3Yr	0.1875	Weld	3724431	5.31	Undeveloped	06N	61W	26	NW SW,SW NW
ANN EMRICH, A/K/A ANN FREEMAN EMRICH, A WIDOW	DIAMOND RESOURCES CO.	02/03/2011	02/02/2016	N/A	0.1875	Weld	3752325	5.00	Undeveloped	09N	61W	10	NE
JOHN R. STEVENS, A MARRIED MAN	DIAMOND RESOURCES CO.	11/19/2010	11/18/2015	N/A	0.1667	Weld	3739981	20.03	Undeveloped	01N	64W	19	PART OF THE SE/4 SW/4 AND PART OF THE SE/4, MORE FULLY DESCRIBED IN DOCUMENT # 2792489,

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
DEBORAH JOHNSON, A SINGLE WOMAN	DIAMOND RESOURCES CO.	11/09/2010	11/08/2015	N/A	0.1875	Weld	3739980	0.67	Undeveloped	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4 LESS 10 ACRES FOR RESERVOIR (30.00),
GEORGIENE RUTH D'ANGELO DEVLIN, F/K/A GEOGIENE RUTH D'ANGELO, A WIDOW	DIAMOND RESOURCES CO.	12/13/2010	12/12/2015	N/A	0.1667	Weld	3742678	16.66	Undeveloped	02N	63W	20	NW
LORITA LONGNECKER, F/K/A LORETTA GROSS, ATTORNEY IN FACT FOR MARJORIE GROSS, A WIDOW	DIAMOND RESOURCES CO.	12/10/2010	12/09/2015	N/A	0.1667	Weld	3744195	16.00	Undeveloped	06N	61W	34	NE NW,NW NE
WILLARD GROVES	DIAMOND RESOURCES CO.	11/17/2010	11/16/2015	N/A	0.1875	Weld	3742673	6.36	Undeveloped	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4, LESS 10 ACRES FOR RESERVOIR (30.00)
LEONA M. HAVILAND, A WIDOW	DIAMOND RESOURCES CO.	11/18/2010	11/17/2015	N/A	0.1875	Weld	3742683	13.34	Undeveloped	08N	61W	33	SE
LEONA M. HAVILAND, A WIDOW	DIAMOND RESOURCES CO.	11/18/2010	11/17/2015	N/A	0.1875	Weld	3742683	13.34	Undeveloped	08N	61W	34	SW
ROSA JORDAN, A WIDOW	DIAMOND RESOURCES CO.	11/18/2010	11/17/2015	N/A	0.1875	Weld	3742684	13.33	Undeveloped	08N	61W	33	SE
ROSA JORDAN, A WIDOW	DIAMOND RESOURCES CO.	11/18/2010	11/17/2015	N/A	0.1875	Weld	3742684	13.33	Undeveloped	08N	61W	34	SW
CHARLES GERALD HERD, ATTORNEY IN FACT FOR BRELERE HERD	DIAMOND RESOURCES CO.	11/08/2010	11/08/2013	N/A	0.2000	Weld	3744196	26.67	HBP - Slick Rock 2-17-11-7-60	07N	60W	17	E2
CHARLES GERALD HERD	DIAMOND RESOURCES CO.	11/02/2010	11/02/2013	N/A	0.2000	Weld	3744197	53.33	HBP - Slick Rock 2-17-11-7-60	07N	60W	17	E2
LOUIS BOURGEOIS, III, A MARRIED MAN	DIAMOND RESOURCES CO.	02/10/2011	02/09/2016	N/A	0.1875	Weld	3754454	13.35	Undeveloped	07N	61W	29	W2
LOUIS BOURGEOIS, III, A MARRIED MAN	DIAMOND RESOURCES CO.	02/10/2011	02/09/2016	N/A	0.1875	Weld	3754454	0.00	Undeveloped	07N	61W	30
COMMENCING AT THE SE/4 CORNER OF SECTION 30, THENCE WEST ALONG THE SOUTH LINE OF SAID SETION 6 RODS; THENCE NORTH PARALLEL WITH THE EAST LINE OF SAID SECTION 26-1/3 RODS; THENCE EAST PARALLEL WITH THE SOUTH LINE OF SAID SECTION 6 RODS TO THE EAST LINE THEREOF; THENCE SOUTH ALONG THE EAST LINE 26-1/3 RODS TO THE POINT OF BEGINNING.,

CLAUDIA JEANETTE MCINTYRE WISMA	DIAMOND RESOURCES CO.	12/03/2010	12/02/2015	N/A	0.1667	Weld	3742675	3.11	Undeveloped	06N	61W	34	NW NW,NE NW,NW NE
JUDY SCHAEFER, A SINGLE WOMAN	DIAMOND RESOURCES CO.	12/07/2010	12/07/2015	N/A	0.1667	Morgan	866345	18.79	Undeveloped	03N	60W	30	E2 SW, LOT3, LOT4
JUDY SCHAEFER, A SINGLE WOMAN	DIAMOND RESOURCES CO.	12/07/2010	12/07/2015	N/A	0.1667	Morgan	866345	18.72	Undeveloped	03N	60W	31	E2 NW, LOT1, LOT2
JAY SCHAEFER, A/K/A JOHN F. SCHAEFER, JR., A MARRIED MAN	DIAMOND RESOURCES CO.	12/07/2010	12/07/2015	N/A	0.1667	Morgan	866166	18.79	Undeveloped	03N	60W	30	E2 SW, LOT3, LOT4
JAY SCHAEFER, A/K/A JOHN F. SCHAEFER, JR., A MARRIED MAN	DIAMOND RESOURCES CO.	12/07/2010	12/07/2015	N/A	0.1667	Morgan	866166	18.72	Undeveloped	03N	60W	31	E2 NW, LOT1, LOT2
ERIKA LOEW, A SINGLE WOMAN	DIAMOND RESOURCES CO.	02/02/2011	02/01/2014	2 Yr	0.1875	Weld	3751552	10.00	Undeveloped	07N	61W	13	NW
PRISCILLA LOEW, A SINGLE WOMAN	DIAMOND RESOURCES CO.	02/02/2011	02/01/2014	2 Yr	0.1875	Weld	3751549	10.00	Undeveloped	07N	61W	13	NW
ANNE LAURIE CUYKENDALL CHARLTON, TRUSTEE OF THE PAUL R. CUYKENDALL FAMILY TRUST B	DIAMOND RESOURCES CO.	12/09/2010	12/08/2015	N/A	0.1667	Weld	3742677	13.55	Undeveloped	02N	63W	23	E2 SE
ROBERT T. WATKINS, A SINGLE MAN	DIAMOND RESOURCES CO.	12/17/2010	12/16/2015	N/A	0.1667	Weld	3744194	20.00	Undeveloped	09N	60W	21	NE SE
ARLENE BOWEN, A/K/A L. ARLENE BOWEN	DIAMOND RESOURCES CO.	10/18/2010	10/17/2015	N/A	0.1667	Weld	3742690	8.00	Undeveloped	07N	61W	20	N2 NE
ARLENE BOWEN, A/K/A L. ARLENE BOWEN	DIAMOND RESOURCES CO.	10/18/2010	10/17/2015	N/A	0.1667	Weld	3742690	4.00	Undeveloped	07N	61W	21	NW NW
ROD LESTER, A MARRIED MAN	DIAMOND RESOURCES CO.	02/04/2011	02/03/2016	N/A	0.1875	Weld	3754455	2.50	Undeveloped	07N	61W	01	S2 NE,SE, LOT1, LOT2
SHEILA KAY HERMANN, F/K/A SHEILA KAY WOODWARD, A MARRIED WOMAN	DIAMOND RESOURCES CO.	09/21/2010	09/20/2015	N/A	0.1667	Weld	3742682	2.67	Undeveloped	07N	61W	20	N2 NE

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
SHEILA KAY HERMANN, F/K/A SHEILA KAY WOODWARD, A MARRIED WOMAN	DIAMOND RESOURCES CO.	09/21/2010	09/20/2015	N/A	0.1667	Weld	3742682	1.33	Undeveloped	07N	61W	21	NW NW
DOUG LESTER, A MARRIED MAN	DIAMOND RESOURCES CO.	02/04/2011	02/03/2016	N/A	0.1875	Weld	3754476	2.50	Undeveloped	07N	61W	01	S2 NE,SE, LOT1, LOT2
GEORGEAN H. CALLISON	DIAMOND RESOURCES CO.	10/18/2010	10/17/2015	N/A		Weld	3734184	20.07	Undeveloped	07N	61W	29	W2
GEORGEAN H. CALLISON	DIAMOND RESOURCES CO.	10/18/2010	10/17/2015	N/A		Weld	3734184	0.00	Undeveloped	07N	61W	30
COMMENCING AT THE SE/4 CORNER OF SECTION 30, THENCE WEST ALONG THE SOUTH LINE OF SAID SETION 6 RODS; THENCE NORTH PARALLEL WITH THE EAST LINE OF SAID SECTION 26-1/3 RODS; THENCE EAST PARALLEL WITH THE SOUTH LINE OF SAID SECTION 6 RODS TO THE EAST LINE THEREOF; THENCE SOUTH ALONG THE EAST LINE 26-1/3 RODS TO THE POINT OF BEGINNING.,

RUTH M. O'DONNELL, A MARRIED WOMAN	DIAMOND RESOURCES CO.	12/06/2010	12/05/2015	N/A	0.1875	Weld	3746698	2.12	Undeveloped	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4 LESS 10 ACRES FOR RESERVOIR (30.00),
DOLORES ALEXANDER, A WIDOW	DIAMOND RESOURCES CO.	12/16/2010	12/15/2015	3Yr	0.1667	Weld	3744191	80.00	Undeveloped	04N	61W	23	NW
DOLORES ALEXANDER, A WIDOW	DIAMOND RESOURCES CO.	12/16/2010	12/15/2015	3Yr	0.1667	Weld	3744191	80.00	Undeveloped	04N	61W	32	SW
KEVIN HOFFMAN CHARLTON, TRUSTEE OF THE ANNE LAURIE CUYKENDALL CHARLTON TRUST	DIAMOND RESOURCES CO.	12/09/2010	12/08/2015	N/A	0.1667	Weld	3742676	6.56	Undeveloped	02N	63W	23	E2 SE
ANNE LAURIE CUYKENDALL CHARLTON, TRUSTEE OF THE KEVIN HOFFMAN CHARLTON TRUST	DIAMOND RESOURCES CO.	12/09/2010	12/08/2015	N/A	0.1667	Weld	3742674	6.56	Undeveloped	02N	63W	23	E2 SE
DOUGLAS BARNETT, A MARRIED MAN	DIAMOND RESOURCES CO.	12/23/2010	12/22/2015	Opt. Exr 2Yr	0.1875	Weld	3744192	10.25	Undeveloped	03N	61W	02	LOT3, LOT4
DOUGLAS BARNETT, A MARRIED MAN	DIAMOND RESOURCES CO.	12/23/2010	12/22/2015	Opt. Exr 2Yr	0.1875	Weld	3744192	20.00	Undeveloped	04N	61W	28	SE
DOUGLAS BARNETT, A MARRIED MAN	DIAMOND RESOURCES CO.	12/23/2010	12/22/2015	Opt. Exr 2Yr	0.1875	Weld	3744192	20.00	Undeveloped	04N	61W	34	SE (NEEDS TO BE REMOVED)
DOUGLAS BARNETT, A MARRIED MAN	DIAMOND RESOURCES CO.	12/23/2010	12/22/2015	Opt. Exr 2Yr	0.1875	Weld	3744192	89.07	Undeveloped	04N	61W	25	N2,NE SE
DOUGLAS BARNETT, A MARRIED MAN	DIAMOND RESOURCES CO.	12/23/2010	12/22/2015	Opt. Exr 2Yr	0.1875	Weld	3744192	20.00	Undeveloped	04N	61W	27	E2 NE (NEEDS TO BE REMOVED)
DOUGLAS BARNETT, A MARRIED MAN	DIAMOND RESOURCES CO.	12/23/2010	12/22/2015	Opt. Exr 2Yr	0.1875	Weld	3744192	40.00	Undeveloped	04N	61W	33	NE
DOUGLAS BARNETT, A MARRIED MAN	DIAMOND RESOURCES CO.	12/23/2010	12/22/2015	Opt. Exr 2Yr	0.1875	Weld	3744192	52.50	Undeveloped	04N	61W	34	SW,NORTH 50 ACRES OF NW/4,
DOUGLAS BARNETT, A MARRIED MAN	DIAMOND RESOURCES CO.	12/23/2010	12/22/2015	Opt. Exr 2Yr	0.1875	Weld	3744192	10.00	Undeveloped	04N	61W	35	SW SW
DOUGLAS BARNETT, A MARRIED MAN	DIAMOND RESOURCES CO.	12/23/2010	12/22/2015	Opt. Exr 2Yr	0.1875	Weld	3744192	20.00	Undeveloped	04N	61W	25	NW SW
DOUGLAS BARNETT, A MARRIED MAN	DIAMOND RESOURCES CO.	12/23/2010	12/22/2015	Opt. Exr 2Yr	0.1875	Weld	3744192	130.00	Undeveloped	04N	61W	26	N2 SE,SW/4 LESS 10.00 ACRES SW/4SE/4 LESS 10.00 ACRES,
DOUGLAS BARNETT, A MARRIED MAN	DIAMOND RESOURCES CO.	12/23/2010	12/22/2015	Opt. Exr 2Yr	0.1875	Weld	3744192	20.00	Undeveloped	04N	61W	26	10.00 ACRES IN SW/4 10.00 ACRES IN SW/4SE/4,
DOUGLAS BARNETT, A MARRIED MAN	DIAMOND RESOURCES CO.	12/23/2010	12/22/2015	Opt. Exr 2Yr	0.1875	Weld	3744192	0.05	Undeveloped	04N	61W	27	W/2NE/4 EAST OF DITCH (VERIFY AGAINST LEASE)
DOROTHY D. SANDUSKY, F/K/A DOROTHY DEER, A MARRIED WOMAN DEALING IN HER SOLE & SEPARATE PROPERTY	DIAMOND RESOURCES CO.	11/18/2010	11/18/2013	2 Yr	0.1875	Weld	3746703	40.00	HBP - Pergamos 3-11-7-60	07N	60W	03	SW
JAMES PAUL MCINTYRE, JR.	DIAMOND RESOURCES CO.	11/22/2010	11/22/2015	N/A	0.1667	Weld	3746699	2.22	Undeveloped	06N	61W	34	NW NW
JAMES PAUL MCINTYRE, JR.	DIAMOND RESOURCES CO.	11/22/2010	11/22/2015	N/A	0.1667	Weld	3746699	0.89	Undeveloped	06N	61W	34	NE NW,NW NE
MARILYN J. KINDSFATER, A MARRIED WOMAN DEALING IN HER SOLE & SEPARATE PROPERTY	DIAMOND RESOURCES CO.	11/18/2010	11/18/2013	2 Yr	0.1875	Weld	3746700	40.00	HBP - Pergamos 3-11-7-60	07N	60W	03	SW

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
SHARON MILLER & CHARLES MILLER, HER HUSBAND	DIAMOND RESOURCES CO.	01/03/2011	01/02/2016	N/A	0.1667	Weld	3746697	39.97	Undeveloped	07N	62W	05	SE NE, LOT1
RAY GROSS, JR., A WIDOWER	DIAMOND RESOURCES CO.	01/05/2011	01/04/2016	N/A	0.1667	Weld	3746696	1.60	Undeveloped	06N	61W	34	NE NW,NW NE
ROBERT L. CONNELL, JR., A SINGLE MAN	DIAMOND RESOURCES CO.	12/29/2010	12/28/2015	N/A	0.1667	Weld	3746695	42.50	Undeveloped	05N	61W	11	NE
ROBERT L. CONNELL, JR., A SINGLE MAN	DIAMOND RESOURCES CO.	12/29/2010	12/28/2015	N/A	0.1667	Weld	3746695	64.00	Undeveloped	05N	61W	11	NW
BETH COLE, F/K/A BETH WRIGHT, A SINGLE WOMAN	DIAMOND RESOURCES CO.	12/03/2010	12/02/2015	N/A	0.1667	Weld	3744190	5.55	Undeveloped	02N	63W	20	NW
SUSAN W. SKAGGS-VIEREGGER, TRUSTEE OF THE SUSAN W. SKAGGS-VIEREGGER TRUST	DIAMOND RESOURCES CO.	11/23/2010	11/22/2015	N/A	0.1667	Weld	3746704	13.33	Undeveloped	06N	61W	34	NE NW,NW NE
BLAINE WRIGHT, A SINGLE MAN	DIAMOND RESOURCES CO.	12/06/2010	12/02/2015	N/A	0.1667	Weld	3744193	5.55	Undeveloped	02N	63W	20	NW
JEFFREY N. BARNUM & TONI J. BARNUM, HUSBAND & WIFE	DIAMOND RESOURCES CO.	12/28/2010	12/27/2015	N/A	0.1667	Weld	3746702	26.67	Undeveloped	04N	62W	22	W2 SE
JEFFREY N. BARNUM & TONI J. BARNUM, HUSBAND & WIFE	DIAMOND RESOURCES CO.	12/28/2010	12/27/2015	N/A	0.1667	Weld	3746702	26.67	Undeveloped	04N	62W	27	W2 NE
KAREN L. BELL, A SINGLE WOMAN	DIAMOND RESOURCES CO.	12/29/2010	12/28/2015	N/A	0.1667	Weld	3748383	42.50	Undeveloped	05N	61W	11	NE
KAREN L. BELL, A SINGLE WOMAN	DIAMOND RESOURCES CO.	12/29/2010	12/28/2015	N/A	0.1667	Weld	3748383	64.00	Undeveloped	05N	61W	11	NW
JOHN FREDERICK WILSON, A/K/A JOHN FRED WILSON, A MARRIED MAN	DIAMOND RESOURCES CO.	01/13/2011	01/12/2016	Opt. Exr 2Yr	0.1667	Weld	3746688	5.01	Undeveloped	04N	61W	01	S2 NE, LOT1, LOT2
ANITA KAY WATKINS, A SINGLE WOMAN	DIAMOND RESOURCES CO.	01/11/2011	01/10/2016	Opt. Exr 2Yr	0.1667	Weld	3746685	20.00	Undeveloped	09N	60W	21	NE SE
WILLIAM CLYDE BASHOR, A SINGLE MAN	DIAMOND RESOURCES CO.	01/19/2011	01/18/2016	3Yr	0.1667	Weld	3749305	80.00	Undeveloped	09N	61W	22	NE
FRANCES N. CLEMONS	DIAMOND RESOURCES CO.	01/13/2011	01/12/2016	Opt. Exr 2Yr	0.1875	Weld	3746687	26.67	Undeveloped	05N	61W	25	E2 NW,W2 NW
MORI BROTHERS, INC.	DIAMOND RESOURCES CO.	01/12/2011	01/11/2016	N/A	0.1667	Weld	3749308	160.00	Undeveloped	04N	61W	28	W2
KRISTEN L. JOHNSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	01/18/2011	01/17/2016	N/A	0.1667	Weld	3748377	1.47	Undeveloped	07N	62W	02	S2 NE, LOT1, LOT2 (Sec:22 ALL. Sec 02: S2 NE
MARGIE A. TANGYE, A WIDOW	DIAMOND RESOURCES CO.	01/19/2011	01/18/2016	N/A	0.1667	Weld	3749311	8.00	Undeveloped	07N	61W	20	N2 NE
MARGIE A. TANGYE, A WIDOW	DIAMOND RESOURCES CO.	01/19/2011	01/18/2019	N/A	0.1667	Weld	3749311	4.00	Undeveloped	07N	61W	21	NW NW
LEROY D. PETERSON, A MARRIED MAN	DIAMOND RESOURCES CO.	01/20/2011	01/19/2016	Opt. Exr 2Yr	0.1875	Weld	3749307	40.00	Undeveloped	04N	61W	26	NW
LADONNA J. DIXON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	01/03/2011	01/02/2016	N/A	0.1700	Weld	3913823	53.33	Undeveloped	04N	61W	27	SE
HERSCHEL A. POTTS, A MARRIED MAN	DIAMOND RESOURCES CO.	01/03/2011	01/02/2016	N/A	0.1700	Weld	3749325	53.33	Undeveloped	04N	61W	27	SE
DAVID E. POTTS, A SINGLE MAN	DIAMOND RESOURCES CO.	01/03/2011	01/02/2016	N/A	0.1700	Weld	3749319	53.33	Undeveloped	04N	61W	27	SE
JEFFREY QUINSLER, A SINGLE MAN	DIAMOND RESOURCES CO.	01/10/2011	01/09/2016	N/A	0.1875	Weld	3746689	39.97	Undeveloped	10N	60W	05	S2 NW, LOT3, LOT4
WILLIAM THOMSON QUINSLER, TRUSTEE OF THE WILLIAM THOMAS QUINSLER & BARBARA FAUST QUINSLER REVOCABLE TRUST, DATED DECEMBER 5, 1997	DIAMOND RESOURCES CO.	01/10/2011	01/09/2016	N/A	0.1875	Weld	3748379	79.93	Undeveloped	10N	60W	05	S2 NW, LOT3, LOT4
DAVID VEACH, A SINGLE MAN	DIAMOND RESOURCES CO.	12/29/2010	12/28/2015	N/A	0.1667	Weld	3749316	38.51	Undeveloped	04N	61W	33	W2,SE
SUSAN M. WILSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	01/26/2011	01/25/2016	Opt. Exr 2Yr	0.1875	Weld	3751563	10.00	Undeveloped	05N	61W	25	E2 NW,W2 NW
RICHARD NOFFSINGER	DIAMOND RESOURCES CO.	10/14/2010	10/13/2015	N/A	0.1667	Weld	3749326	1.69	Undeveloped	07N	62W	18	LOT3
RICHARD NOFFSINGER	DIAMOND RESOURCES CO.	10/14/2010	10/13/2015	N/A	0.1667	Weld	3749326	2.99	Undeveloped	07N	62W	18	LOT A OF THE S/2 S/2 MFD IN DOCUMENT #2881303 LOT,B OF THE S/2 S/2 MFD IN DOCUMENT #2881303,
RICHARD NOFFSINGER	DIAMOND RESOURCES CO.	10/14/2010	10/13/2015	N/A	0.1667	Weld	3749326	20.00	Undeveloped	07N	62W	18	NW NE,NW SE,SW NE

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
TADD O. THOMAS & NANETTE L. THOMAS, HUSBAND & WIFE	DIAMOND RESOURCES CO.	12/14/2010	12/14/2015	N/A	0.1667	Morgan	866824	20.00	Undeveloped	03N	60W	32	NE SE
ANN SQUIRE, A MARRIED WOMAN	DIAMOND RESOURCES CO.	01/10/2011	01/09/2016	N/A	0.1875	Weld	3746684	39.97	Undeveloped	10N	60W	05	S2 NW, LOT3, LOT4
DOUG C. FROEHLICH, A/K/A DOUG C. FROELICH, A SINGLE MAN	DIAMOND RESOURCES CO.	12/20/2010	12/19/2015	N/A	0.2000	Weld	3748384	20.00	Undeveloped	08N	61W	25	NE
RONALD B. FROEHLICH, A/K/A RONALD B. FROELICH, A SINGLE MAN	DIAMOND RESOURCES CO.	12/20/2010	12/19/2015	N/A	0.2000	Weld	3749306	24.00	Undeveloped	08N	61W	25	NE
JOSEPH E. DREXLER & HELEN W. DREXLER, HUSBAND & WIFE	DIAMOND RESOURCES CO.	01/05/2011	01/04/2016	N/A	0.1875	Weld	3746692	71.76	Undeveloped	06N	62W	01	LOT B OF RECORDED EXEMPTION NO. 0797-01-2-RE-3451, RECORDED 12/10/02 AT RECEPTION NO. 3013246, LOCATED IN THE E2NW
NICOLA DI FRANCO, A MARRIED MAN	DIAMOND RESOURCES CO.	12/15/2010	12/14/2015	N/A	0.1667	Weld	3748378	35.93	Undeveloped	01N	64W	12	LOT B (35.928) IN N/2 E/2 NW/4 MFD IN DOCUMENT #3348970,
ROSE MARIE CHADWICK	DIAMOND RESOURCES CO.	12/30/2010	12/29/2015	N/A	0.1667	Weld	3746701	10.00	Undeveloped	04N	61W	32	SW
BARBARA M. BANKS	DIAMOND RESOURCES CO.	01/17/2011	01/16/2016	Opt. Exr 2Yr	0.1875	Weld	3749327	20.00	Undeveloped	04N	61W	32	SW
JENNIFER MARLIN, A SINGLE WOMAN	DIAMOND RESOURCES CO.	02/02/2011	02/01/2014	2 Yr	0.1875	Weld	3751553	10.00	Undeveloped	07N	61W	13	NW
MARK B. RUMSEY, SUCCESSOR TRUSTEE OF THE JOSEPH F. RUMSEY JR. REVOCABLE TRUST DATED MARCH 29, 1991	DIAMOND RESOURCES CO.	01/13/2011	01/12/2016	Opt. Exr 2Yr	0.1875	Weld	3749317	20.00	Undeveloped	04N	61W	28	SE
DAVID MARLIN, A SINGLE MAN	DIAMOND RESOURCES CO.	02/02/2011	02/01/2014	2 Yr	0.1875	Weld	3752312	10.00	Undeveloped	07N	61W	13	NW
MARTHA JEAN HARDING	DIAMOND RESOURCES CO.	10/18/2010	10/17/2015	N/A	0.1667	Weld	3734186	40.13	Undeveloped	07N	61W	29	NW, E2 SW, W2 SW
MARTHA JEAN HARDING	DIAMOND RESOURCES CO.	10/18/2010	10/17/2015	N/A	0.1667	Weld	3734186	0.00	Undeveloped	07N	61W	30
PART OF THE SE1/4SE1/4SE1/4
COMMENCING AT THE SE1/4 CORNER, THENCE WEST ALONG THE SOUTH LINE OF SAID SECTION 6 RODS; THENCE NORTH PARALLEL WITH THE EAST LINE OF SAID SECTION 26-1/3 RODS; THENCE EAST PARALLEL WITH THE SOUTH LINE OF SAID SECTION 6 RODS TO THE EAST LINE THEREOF; THENCE SOUTH ALONG THE EAST LINE 26-1/3 RODS TO THE POINT OF BEGINNING.,

KATHLEEN K. DICKEY, F/K/A KATHLEEN K. DORCAS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	01/26/2011	01/25/2016	N/A	0.1667	Weld	3751545	8.00	Undeveloped	07N	61W	20	N2 NE
KATHLEEN K. DICKEY, F/K/A KATHLEEN K. DORCAS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	01/26/2011	01/25/2016	N/A	0.1667	Weld	3751545	4.00	Undeveloped	07N	61W	21	NW NW
ROBERT C. TANGYE, A SINGLE MAN	DIAMOND RESOURCES CO.	01/26/2011	01/25/2016	N/A	0.1667	Weld	3751547	8.00	Undeveloped	07N	61W	20	N2 NE
ROBERT C. TANGYE, A SINGLE MAN	DIAMOND RESOURCES CO.	01/26/2011	01/25/2016	N/A	0.1667	Weld	3751547	4.00	Undeveloped	07N	61W	21	NW NW
JOYCE A. SMITH, A MARRIED WOMAN	DIAMOND RESOURCES CO.	02/02/2011	02/01/2014	2 Yr	0.1667	Weld	3754459	3.33	Undeveloped	04N	61W	10	S2 NE,S2
JOYCE A. SMITH, A MARRIED WOMAN	DIAMOND RESOURCES CO.	02/02/2011	02/01/2014	2 Yr	0.1667	Weld	3754459	1.67	Undeveloped	05N	61W	11	S2
DONALD J. AMMAN, A MARRIED MAN	DIAMOND RESOURCES CO.	02/02/2011	02/01/2014	2 Yr	0.1667	Weld	3751558	3.33	Undeveloped	04N	61W	10	S2 NE,S2
DONALD J. AMMAN, A MARRIED MAN	DIAMOND RESOURCES CO.	02/02/2011	02/01/2014	2 Yr	0.1667	Weld	3751558	1.67	Undeveloped	05N	61W	11	S2
CHARLOTTE J. GAUT, A MARRIED WOMAN	DIAMOND RESOURCES CO.	01/31/2011	01/30/2016	N/A	0.1667	Weld	3751565	0.63	Undeveloped	06N	61W	26	SW NW,NW SW
NIKKI L. RALSTON, F/K/A NIKKI L. GROVES	DIAMOND RESOURCES CO.	01/31/2011	01/30/2016	N/A	0.1667	Weld	3751559	13.73	Undeveloped	04N	61W	33	W2,SE
ADENE T. STEELE, A WIDOW	DIAMOND RESOURCES CO.	01/27/2011	01/26/2016	N/A	0.1875	Weld	3751561	20.00	Undeveloped	09N	60W	30	SE
DONALD W. TIBBETTS, A MARRIED MAN	DIAMOND RESOURCES CO.	01/31/2011	01/30/2016	N/A	0.1667	Weld	3751564	0.63	Undeveloped	06N	61W	26	SW NW,NW SW
DAVID R. STEELE, A MARRIED MAN	DIAMOND RESOURCES CO.	01/27/2011	01/26/2016	N/A	0.1875	Weld	3751544	10.00	Undeveloped	09N	60W	30	SE
GARY L. STEELE	DIAMOND RESOURCES CO.	01/28/2011	01/27/2016	N/A	0.1875	Weld	3751543	10.00	Undeveloped	09N	60W	30	SE

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
DANIELLE R. ULLMANN, A SINGLE WOMAN	DIAMOND RESOURCES CO.	01/18/2011	01/17/2016	N/A	0.1667	Weld	3751546	0.63	Undeveloped	07N	62W	02	S2 NE, LOT1, LOT2
TODD R. ULLMANN, A SINGLE MAN	DIAMOND RESOURCES CO.	01/18/2011	01/17/2016	N/A	0.1667	Weld	3751548	0.63	Undeveloped	07N	62W	02	S2 NE, LOT1, LOT2
JANICE GODDARD, A WIDOW	DIAMOND RESOURCES CO.	12/16/2010	12/16/2015	N/A	0.1667	Morgan	866344	37.50	Undeveloped	03N	60W	32	W2 NE
CHAD T. HALE, A SINGLE MAN	DIAMOND RESOURCES CO.	01/19/2011	01/19/2016	Opt. Exr 2Y	0.2000	Weld	3751542	80.00	HBP - Dutch Lake 12-14H	06N	62W	14	W2 SE
MARTHA A. STETZEL, A MARRIED WOMAN	DIAMOND RESOURCES CO.	01/26/2011	01/25/2016	Opt. Exr 2Y	0.1875	Weld	3751562	3.33	Undeveloped	05N	61W	25	E2 NW,W2 NW
DAVID M. MILLER, A/K/A DAVID MICHAEL MILLER, TRUSTEE OF THE CHRISTINA ELLIOTT MILLER TRUST	DIAMOND RESOURCES CO.	02/08/2011	02/07/2016	Opt. Exr 2Y	0.1875	Weld	3752318	10.01	Undeveloped	07N	61W	01	S2 NE,SE, LOT1, LOT2
DAVID M. MILLER, A/K/A DAVID MICHAEL MILLER, TRUSTEE OF THE CHRISTINA ELLIOTT MILLER TRUST	DIAMOND RESOURCES CO.	02/08/2011	02/07/2016	Opt. Exr 2Y	0.1875	Weld	3752318	10.00	Undeveloped	07N	61W	23	W2
DAVID M. MILLER, A/K/A DAVID MICHAEL MILLER, TRUSTEE OF THE CHRISTINA ELLIOTT MILLER TRUST	DIAMOND RESOURCES CO.	02/08/2011	02/07/2016	Opt. Exr 2Y	0.1875	Weld	3752318	7.50	Undeveloped	07N	61W	10	S2
DAVID M. MILLER, A/K/A DAVID MICHAEL MILLER, TRUSTEE OF THE CHRISTINA ELLIOTT MILLER TRUST	DIAMOND RESOURCES CO.	02/08/2011	02/07/2016	Opt. Exr 2Y	0.1875	Weld	3752318	4.00	Undeveloped	07N	61W	13	NW,SW
DAVID M. MILLER, A/K/A DAVID MICHAEL MILLER, TRUSTEE OF THE CHRISTINA ELLIOTT MILLER TRUST	DIAMOND RESOURCES CO.	02/08/2011	02/07/2016	Opt. Exr 2Y	0.1875	Weld	3752318	2.50	Undeveloped	07N	61W	23	NE
DAVID M. MILLER, A/K/A DAVID MICHAEL MILLER, TRUSTEE OF THE CHRISTINA ELLIOTT MILLER TRUST	DIAMOND RESOURCES CO.	02/08/2011	02/07/2016	Opt. Exr 2Y	0.1875	Weld	3752318	1.25	Undeveloped	07N	61W	24	NW
DAVID M. MILLER, A/K/A DAVID MICHAEL MILLER, TRUSTEE OF THE CHRISTINA ELLIOTT MILLER TRUST	DIAMOND RESOURCES CO.	02/08/2011	02/07/2016	Opt. Exr 2Y	0.1875	Weld	3752318	2.00	Undeveloped	07N	61W	14	SE
DAVID M. MILLER, A/K/A DAVID MICHAEL MILLER, TRUSTEE OF THE CHRISTINA ELLIOTT MILLER TRUST	DIAMOND RESOURCES CO.	02/08/2011	02/07/2016	Opt. Exr 2Y	0.1875	Weld	3752318	3.75	Undeveloped	07N	61W	24	NE
CAROL ANN KATES, A MARRIED WOMAN	DIAMOND RESOURCES CO.	01/27/2011	01/26/2016	N/A	0.1875	Weld	3752310	10.00	Undeveloped	09N	60W	30	SE
PATRICK J. KELLEY, A MARRIED MAN	DIAMOND RESOURCES CO.	01/21/2011	01/20/2016	N/A	0.1667	Weld	3752316	10.98	Undeveloped	04N	61W	33	W2,SE
RICHARD W. VOLK, TRUSTEE OF THE RUSSELL H. VOLK TRUST	DIAMOND RESOURCES CO.	02/08/2011	02/07/2014	2 Yr	0.2000	Weld	3752319	7.46	Undeveloped	06N	61W	05	S2 NW, LOT3, LOT4
RICHARD W. VOLK, TRUSTEE OF THE RUSSELL H. VOLK TRUST	DIAMOND RESOURCES CO.	02/08/2011	02/07/2014	2 Yr	0.2000	Weld	3752319	14.37	Undeveloped	06N	61W	06	S2 NE,SE NW, LOT1, LOT2, LOT3, LOT4, LOT5
RICHARD W. VOLK, TRUSTEE OF THE RUSSELL H. VOLK TRUST	DIAMOND RESOURCES CO.	02/08/2011	02/07/2014	2 Yr	0.2000	Weld	3752319	7.50	Undeveloped	06N	62W	01	S2 NE, LOT1, LOT2
RICHARD W. VOLK, TRUSTEE OF THE RUSSELL H. VOLK TRUST	DIAMOND RESOURCES CO.	02/08/2011	02/07/2014	2 Yr	0.2000	Weld	3752319	4.72	Undeveloped	07N	61W	18	E2 NW, LOT1, LOT2
RICHARD W. VOLK, TRUSTEE OF THE RUSSELL H. VOLK TRUST	DIAMOND RESOURCES CO.	02/08/2011	02/07/2014	2 Yr	0.2000	Weld	3752319	5.00	Undeveloped	07N	62W	13	NE
RICHARD W. VOLK, TRUSTEE OF THE RUSSELL H. VOLK TRUST	DIAMOND RESOURCES CO.	02/08/2011	02/07/2014	2 Yr	0.2000	Weld	3752319	5.00	Undeveloped	07N	62W	14	SW
RICHARD W. VOLK, TRUSTEE OF THE RUSSELL H. VOLK TRUST	DIAMOND RESOURCES CO.	02/08/2011	02/07/2014	2 Yr	0.2000	Weld	3752319	5.00	Undeveloped	07N	62W	23	NW

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
RICHARD W. VOLK, TRUSTEE OF THE RUSSELL H. VOLK TRUST	DIAMOND RESOURCES CO.	02/08/2011	02/07/2014	2 Yr	0.2000	Weld	3752319	5.00	HBP - Marconi 1-1H	07N	62W	12	SE NW,SE SW
RICHARD W. VOLK, TRUSTEE OF THE RUSSELL H. VOLK TRUST	DIAMOND RESOURCES CO.	02/08/2011	02/07/2014	2 Yr	0.2000	Weld	3752319	15.00	HBP - Marconi 1-1H	07N	62W	12	E2
RICHARD W. VOLK, TRUSTEE OF THE RUSSELL H. VOLK TRUST	DIAMOND RESOURCES CO.	02/08/2011	02/07/2014	2 Yr	0.2000	Weld	3752319	2.50	Undeveloped	07N	62W	11	SE NE
RICHARD W. VOLK, TRUSTEE OF THE RUSSELL H. VOLK TRUST	DIAMOND RESOURCES CO.	02/08/2011	02/07/2014	2 Yr	0.2000	Weld	3752319	10.00	Undeveloped	07N	62W	13	NW
RICHARD W. VOLK, TRUSTEE OF THE RUSSELL H. VOLK TRUST	DIAMOND RESOURCES CO.	02/08/2011	02/07/2014	2 Yr	0.2000	Weld	3752319	10.00	Undeveloped	07N	62W	14	SE
JOHN P. WIEDORN & CHRISTIE D. WIEDORN, A/K/A CHRISTINE WIEDORN, HUSBAND & WIFE	DIAMOND RESOURCES CO.	02/09/2011	02/08/2016	N/A	0.1667	Weld	3752314	10.00	Undeveloped	09N	61W	35	S2 SE
JOHN P. WIEDORN & CHRISTIE D. WIEDORN, A/K/A CHRISTINE WIEDORN, HUSBAND & WIFE	DIAMOND RESOURCES CO.	02/09/2011	02/08/2016	N/A	0.1667	Weld	3752314	3.50	Undeveloped	09N	61W	35	SE SW
JOHN C. AMMAN, A MARRIED MAN	DIAMOND RESOURCES CO.	02/02/2011	02/01/2014	2 Yr	0.1667	Weld	3751550	3.33	Undeveloped	04N	61W	10	S2 NE,S2
JOHN C. AMMAN, A MARRIED MAN	DIAMOND RESOURCES CO.	02/02/2011	02/01/2014	2 Yr	0.1667	Weld	3751550	1.67	Undeveloped	05N	61W	11	S2
MARGARET K. APPENZELLER	DIAMOND RESOURCES CO.	01/24/2011	01/23/2016	N/A	0.1667	Weld	3752311	10.98	Undeveloped	04N	61W	33	W2,SE
JAMES E. BURKE & MELODY R. BURKE, HUSBAND & WIFE	DIAMOND RESOURCES CO.	02/07/2011	02/06/2014	2 Yr	0.2000	Weld	3752329	160.00	Undeveloped	05N	61W	28	SW
NANCY EARLS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	01/28/2011	01/27/2016	N/A	0.1875	Weld	3751551	6.67	Undeveloped	09N	60W	30	SE
KEVIN A. KELLEY	DIAMOND RESOURCES CO.	01/24/2011	01/23/2016	N/A	0.1667	Weld	3754463	10.98	Undeveloped	04N	61W	33	W2,SE
TIMOTHY A. KELLEY, A MARRIED MAN	DIAMOND RESOURCES CO.	01/21/2011	01/20/2016	N/A	0.1667	Weld	3752322	10.98	Undeveloped	04N	61W	33	W2,SE
FREDRICK RAY HOLLAND	DIAMOND RESOURCES CO.	02/09/2011	02/08/2016	N/A	0.1667	Weld	3754461	1.60	Undeveloped	06N	61W	34	NE NW,NW NE
SAMANTHA GROVES	DIAMOND RESOURCES CO.	02/04/2011	02/03/2016	N/A	0.1667	Weld	3752323	13.73	Undeveloped	04N	61W	33	W2,SE
BETTY JO GROSS, A WIDOW	DIAMOND RESOURCES CO.	02/09/2011	02/08/2016	N/A	0.1667	Weld	3752327	3.20	Undeveloped	06N	61W	34	NE NW,NW NE
LINDA L. SANTORA, F/K/A LINDA L. ULLMANN, A SINGLE WOMAN	DIAMOND RESOURCES CO.	01/18/2011	01/17/2016	N/A	0.1667	Weld	3749315	0.63	Undeveloped	07N	62W	02	S2 NE, LOT1, LOT2
ROBERT M. STEELE, A SINGLE MAN	DIAMOND RESOURCES CO.	01/27/2011	01/26/2016	N/A	0.1875	Weld	3752313	10.00	Undeveloped	09N	60W	30	SE
RICHARD E. TIBBETTS, A MARRIED MAN	DIAMOND RESOURCES CO.	01/31/2011	01/30/2016	N/A	0.1667	Weld	3752317	0.63	Undeveloped	06N	61W	26	SW NW,NW SW
JERALD STEELE, A MARRIED MAN	DIAMOND RESOURCES CO.	01/28/2011	01/27/2016	N/A	0.1875	Weld	3752315	6.66	Undeveloped	09N	60W	30	SE
MARION LOUCKS & JOHN GORDON LOUCKS, HER HUSBAND	DIAMOND RESOURCES CO.	02/02/2011	02/01/2016	3Yr	0.1667	Weld	3752308	5.00	Undeveloped	05N	61W	25	E2 NW,W2 NW
LINDA JO HENDERSON, F/K/A LINDA JO SANDERS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	02/16/2011	02/15/2016	2 Yr	0.1875	Weld	3754467	5.71	Undeveloped	10N	61W	29	NW
MARTHA MAEBELLE GROSS, A WIDOW	DIAMOND RESOURCES CO.	02/09/2011	02/08/2016	N/A	0.1667	Weld	3754472	3.20	Undeveloped	06N	61W	34	NE NW,NW NE
EDWARD LEON GROSS	DIAMOND RESOURCES CO.	02/09/2011	02/08/2016	N/A	0.1667	Weld	3754453	0.64	Undeveloped	06N	61W	34	NE NW,NW NE
DELPHINE BERRYHILL, A MARRIED WOMAN	DIAMOND RESOURCES CO.	01/17/2011	01/16/2016	Opt. Exr 2Yr	0.1875	Weld	3756065	20.00	Undeveloped	04N	61W	32	SW
KENNETH TANGYE, A MARRIED MAN	DIAMOND RESOURCES CO.	01/26/2011	01/25/2016	N/A	0.1667	Weld	3754473	10.00	Undeveloped	07N	61W	20	N2 NE
KENNETH TANGYE, A MARRIED MAN	DIAMOND RESOURCES CO.	01/26/2011	01/25/2016	N/A	0.1667	Weld	3754473	5.00	Undeveloped	07N	61W	21	NW NW
MARY BEATRICE TILLEY	DIAMOND RESOURCES CO.	02/09/2011	02/08/2016	N/A	0.1667	Weld	3754479	0.64	Undeveloped	06N	61W	34	NE NW,NW NE
TONY L. SELK, A MARRIED MAN	DIAMOND RESOURCES CO.	02/16/2011	02/15/2016	2 Yr	0.1875	Weld	3754469	1.42	Undeveloped	10N	61W	29	NW
BOYD M. SELK, A SINGLE MAN	DIAMOND RESOURCES CO.	02/16/2011	02/15/2016	2 Yr	0.1875	Weld	3754477	1.42	Undeveloped	10N	61W	29	NW
KELLY R. SELK, A MARRIED MAN	DIAMOND RESOURCES CO.	02/16/2011	02/15/2016	2 Yr	0.1875	Weld	3754470	1.42	Undeveloped	10N	61W	29	NW

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
ADRIAN LINDSEY LOUCKS	DIAMOND RESOURCES CO.	01/21/2011	01/20/2016	3Yr	0.1667	Weld	3754464	5.00	Undeveloped	05N	61W	25	E2 NW,W2 NW
CARL DAVID SANDERS, A MARRIED MAN	DIAMOND RESOURCES CO.	02/16/2011	02/15/2016	2 Yr	0.1875	Weld	3754458	5.71	Undeveloped	10N	61W	29	NW
TIMOTHY JOE SANDERS, A MARRIED MAN	DIAMOND RESOURCES CO.	02/16/2011	02/15/2016	2 Yr	0.1875	Weld	3754466	5.71	Undeveloped	10N	61W	29	NW
JOANN GROSS RYAN	DIAMOND RESOURCES CO.	02/04/2011	02/03/2016	N/A	0.1667	Weld	3754462	1.60	Undeveloped	06N	61W	34	NE NW,NW NE
RITA JEAN JOHNSON	DIAMOND RESOURCES CO.	02/09/2011	02/08/2016	N/A	0.1667	Weld	3754452	0.64	Undeveloped	06N	61W	34	NE NW,NW NE
PAMELA M. JORDAN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	02/09/2011	02/08/2016	N/A	0.1667	Weld	3756066	0.31	Undeveloped	06N	61W	26	SW NW,NW SW
KYLE KELLEY, A/K/A KYLE E. KELLEY	DIAMOND RESOURCES CO.	01/24/2011	01/23/2016	N/A	0.1667	Weld	3754475	10.98	Undeveloped	04N	61W	33	W2,SE
AMANDA CAROLINE FERROGGIARO, F/K/A AMANDA DAVIS FERROGGIARO, A SINGLE WOMAN	DIAMOND RESOURCES CO.	02/08/2011	02/07/2016	N/A	0.1875	Weld	3772294	5.00	Undeveloped	07N	61W	01	S2 NE,SE, LOT1, LOT2
SUSAN LORENE SANDERS LAUER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	02/16/2011	02/15/2016	2 Yr	0.1875	Weld	3754468	5.71	Undeveloped	10N	61W	29	NW
DOLORES NOREENE MOORE	DIAMOND RESOURCES CO.	02/09/2011	02/08/2016	N/A	0.1667	Weld	3754460	1.60	Undeveloped	06N	61W	34	NE NW,NW NE
JANET ROBERTS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	01/28/2011	01/27/2016	N/A	0.1875	Weld	3754474	6.66	Undeveloped	09N	60W	30	SE
VERONICA DOUGLASS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	12/29/2010	12/28/2015	N/A	0.1667	Weld	3758343	38.51	Undeveloped	04N	61W	33	W2,SE
MARY E. BIGGS, A WIDOW	DIAMOND RESOURCES CO.	02/15/2011	02/15/2016	N/A	0.1667	Weld	3758350	1.67	HBP - Marconi 1-1H	07N	62W	12	E2
TARA NORVIEL, F/K/A TARA SELK, A MARRIED WOMAN	DIAMOND RESOURCES CO.	02/16/2011	02/15/2016	2 Yr	0.1875	Weld	3758341	1.43	Undeveloped	10N	61W	29	NW
LEWIS M. NELSON, A MARRIED MAN	DIAMOND RESOURCES CO.	03/18/2011	03/17/2016	N/A	0.1875	Weld	3761024	3.33	Undeveloped	05N	61W	23	NE
ANDREW GALLOWAY DAVIS, A MARRIED MAN	DIAMOND RESOURCES CO.	02/08/2011	02/08/2016	N/A	0.1875	Weld	3758436	5.00	Undeveloped	07N	61W	01	S2 NE, LOT1, LOT2
LAZELLE ATKINSON-BONTRAGER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	03/03/2011	03/02/2016	N/A	0.1875	Weld	3758345	8.13	Undeveloped	07N	62W	08	NE NE NE,NE/4 LESS NE/4 NE/4 NE/4,
LAZELLE ATKINSON-BONTRAGER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	03/03/2011	03/03/2016	N/A	0.1875	Weld	3758345	2.50	Undeveloped	07N	62W	08	SE
DENNIS M. SANDERS, A MARRIED MAN	DIAMOND RESOURCES CO.	02/16/2011	02/15/2016	2 Yr	0.1875	Weld	3758347	5.71	Undeveloped	10N	61W	29	NW
BARBARA BOURGEOIS MCGEE	DIAMOND RESOURCES CO.	05/05/2011	05/04/2016	N/A	0.1875	Weld	3772295	13.35	Undeveloped	07N	61W	29	W2
PAULA BOURGEOIS	DIAMOND RESOURCES CO.	05/05/2011	05/04/2016	N/A	0.1875	Weld	3772296	13.35	Undeveloped	07N	61W	29	W2
JANET BRASHARS, FKA JANET N. TUCKER, A SINGLE WOMAN	DIAMOND RESOURCES CO.	12/08/2010	12/07/2014	1 Yr	0.1875	Weld	3742686	80.00	Undeveloped	07N	61W	21	E2
JAY W. GIBSON, A MARRIED MAN	DIAMOND RESOURCES CO.	09/15/2010	09/14/2015	N/A	0.1667	Weld	3724437	5.00	Undeveloped	08N	61W	03	SE
STEPHEN J. BENSON AND JEAN M. BENSON, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	09/08/2010	09/07/2015	N/A	0.1875	Weld	3724446	40.00	Undeveloped	02N	63W	27	W2 SW
LOIS JEAN GRAFF, ATTORNEY IN FACT FOR VIVIAN M. CHRISTENSEN	DIAMOND RESOURCES CO.	03/22/2011	03/21/2016	N/A	0.1667	Weld	3764173	5.33	Undeveloped	04N	61W	25	NW SW
GARY L. FICHTER, INDIVIDUALLY AND AS TRUSTEE OF THE GERALD FICHTER REVOCABLE TRUST AGREEMENT, DATED FEBRUARY 15, 1992	DIAMOND RESOURCES CO.	03/24/2011	03/23/2016	N/A	0.1875	Weld	3761021	3.33	Undeveloped	09N	61W	10	NW
DEBORAH KAY GRIFFIE	DIAMOND RESOURCES CO.	02/09/2011	02/08/2016	N/A	0.1667	Weld	3759174	0.08	Undeveloped	06N	61W	34	NE NW,NW NE
NEIL T. GROVES	DIAMOND RESOURCES CO.	03/14/2011	03/13/2016	N/A	0.1875	Weld	3759175	1.04	Undeveloped	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES SW/4 SE/4 LESS 10 ACRES,

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
LORENE I. JAMES, A/K/A IONE LORENE ATKINSON JAMES, A WIDOW	DIAMOND RESOURCES CO.	03/07/2011	03/06/2016	N/A	0.1875	Weld	3758349	8.13	Undeveloped	07N	62W	08	NE
LORENE I. JAMES, A/K/A IONE LORENE ATKINSON JAMES, A WIDOW	DIAMOND RESOURCES CO.	03/07/2011	03/06/2016	N/A	0.1875	Weld	3758349	2.50	Undeveloped	07N	62W	08	SE
WADE A. JONES, A MARRIED MAN	DIAMOND RESOURCES CO.	03/30/2011	03/29/2014	2 Yr	0.1875	Weld	3764176	80.00	Undeveloped	04N	61W	34	SE
WILLIAM W. MATTER, INDIVIDUALLY AND AS SUCCESSOR TRUSTEE OF THE MATTER FAMILY TRUST	DIAMOND RESOURCES CO.	03/09/2011	03/08/2014	N/A	0.1875	Weld	3758342	5.00	HBP - Dunn 1-13H	08N	62W	13	N2
SUZANN NOLL, F/K/A SUZANN CAMFIELD & PHILLIP L. NOLL, HER HUSBAND	DIAMOND RESOURCES CO.	03/08/2011	03/07/2016	N/A	0.1875	Weld	3764166	13.33	Undeveloped	07N	62W	08	NE NE NE,SE,NE/4 LESS NE/4 NE/4 NE/4,
PAULA FAUST NEWCOMB, F/K/A PAULA J. FAUST, A MARRIED WOMAN	DIAMOND RESOURCES CO.	03/16/2011	03/16/2016	N/A	0.1875	Weld	3759176	1.25	HBP - Dunn 1-13H	08N	62W	13	N2
PAUL LEON COLE, A MARRIED MAN	DIAMOND RESOURCES CO.	03/18/2011	03/17/2016	N/A	0.1667	Weld	3761019	0.83	Undeveloped	09N	61W	10	NW
ERLENE M. HOGAN, A/K/A ERLEN M. HOGAN	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3764180	4.51	Undeveloped	03N	61W	02	LOT3, LOT4
ERLENE M. HOGAN, A/K/A ERLEN M. HOGAN	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3764180	8.80	Undeveloped	04N	61W	28	SE
ERLENE M. HOGAN, A/K/A ERLEN M. HOGAN	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3764180	8.80	Undeveloped	04N	61W	34	SE
ERLENE M. HOGAN, A/K/A ERLEN M. HOGAN	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3764180	39.60	Undeveloped	04N	61W	25	N2,NE SE
ERLENE M. HOGAN, A/K/A ERLEN M. HOGAN	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3764180	9.02	Undeveloped	04N	61W	27	E2 NE,W/2 NE/4 EAST OF DITCH,
ERLENE M. HOGAN, A/K/A ERLEN M. HOGAN	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3764180	17.60	Undeveloped	04N	61W	33	NE
ERLENE M. HOGAN, A/K/A ERLEN M. HOGAN	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3764180	23.10	Undeveloped	04N	61W	34	SW,NORTH 50 ACARES OF THE NW/4,
ERLENE M. HOGAN, A/K/A ERLEN M. HOGAN	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3764180	4.40	Undeveloped	04N	61W	35	SW SW
JANET GROVES JOHANNSEN	DIAMOND RESOURCES CO.	03/14/2011	03/13/2016	N/A	0.1875	Weld	3761016	1.04	Undeveloped	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR SW/4 SE/4 LESS 10 ACRES FOR RESERVOIR,
MARGARET H. KREI, A/K/A PEGGY H. KREI, F/K/A MARGARET RIDDELL, A MARRIED WOMAN	DIAMOND RESOURCES CO.	03/18/2011	03/18/2016	N/A	0.1875	Weld	3761017	0.99	HBP - Dunn 1-13H	08N	62W	13	N2
CHARLES RIDDELL, A MARRIED MAN	DIAMOND RESOURCES CO.	03/18/2011	03/18/2016	N/A	0.1875	Weld	3761015	0.99	HBP - Dunn 1-13H	08N	62W	13	N2
BERTA TANGYE, A SINGLE WOMAN	DIAMOND RESOURCES CO.	01/26/2011	01/25/2016	N/A	0.1667	Weld	3775091	10.00	Undeveloped	07N	61W	20	N2 NE
BERTA TANGYE, A SINGLE WOMAN	DIAMOND RESOURCES CO.	01/26/2011	01/25/2016	N/A	0.1667	Weld	3775091	5.00	Undeveloped	07N	61W	21	NW NW
BRIAN CHARLES GROSS	DIAMOND RESOURCES CO.	02/09/2011	02/08/2016	N/A	0.1667	Weld	3761014	0.08	Undeveloped	06N	61W	34	NE NW,NW NE
JEAN W. BANGERT, A/K/A W. JEAN BANGERT, A/K/A JEAN W. BANGART	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765588	4.51	Undeveloped	03N	61W	02	LOT3, LOT4
JEAN W. BANGERT, A/K/A W. JEAN BANGERT, A/K/A JEAN W. BANGART	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765588	8.80	Undeveloped	04N	61W	28	SE
JEAN W. BANGERT, A/K/A W. JEAN BANGERT, A/K/A JEAN W. BANGART	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765588	8.80	Undeveloped	04N	61W	34	SE

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
JEAN W. BANGERT, A/K/A W. JEAN BANGERT, A/K/A JEAN W. BANGART	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765588	39.60	Undeveloped	04N	61W	25	N2,NE SE
JEAN W. BANGERT, A/K/A W. JEAN BANGERT, A/K/A JEAN W. BANGART	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765588	9.02	Undeveloped	04N	61W	27	E2 NE,W/2 NE/4 EAST OF DITCH,
JEAN W. BANGERT, A/K/A W. JEAN BANGERT, A/K/A JEAN W. BANGART	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765588	17.60	Undeveloped	04N	61W	33	NE
JEAN W. BANGERT, A/K/A W. JEAN BANGERT, A/K/A JEAN W. BANGART	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765588	23.10	Undeveloped	04N	61W	34	SW,NORTH 50 ACRES OF THE NW/4,
JEAN W. BANGERT, A/K/A W. JEAN BANGERT, A/K/A JEAN W. BANGART	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765588	4.40	Undeveloped	04N	61W	35	SW SW
LENORE PENFOLD, A WIDOW	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765583	4.51	Undeveloped	03N	61W	02	LOT3, LOT4
LENORE PENFOLD, A WIDOW	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765583	8.80	Undeveloped	04N	61W	28	SE
LENORE PENFOLD, A WIDOW	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765583	8.80	Undeveloped	04N	61W	34	SE
LENORE PENFOLD, A WIDOW	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765583	39.60	Undeveloped	04N	61W	25	N2,NE SE
LENORE PENFOLD, A WIDOW	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765583	9.02	Undeveloped	04N	61W	27	E2 NE,W/2 NE/4 EAST OF DITCH,
LENORE PENFOLD, A WIDOW	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765583	17.60	Undeveloped	04N	61W	33	NE
LENORE PENFOLD, A WIDOW	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765583	23.10	Undeveloped	04N	61W	34	SW,NORTH 50 ACRES OF THE NW/4,
LENORE PENFOLD, A WIDOW	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765583	4.40	Undeveloped	04N	61W	35	SW SW
MELVIN E. PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765594	1.13	Undeveloped	03N	61W	02	LOT3, LOT4
MELVIN E. PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765594	2.20	Undeveloped	04N	61W	28	SE
MELVIN E. PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765594	2.20	Undeveloped	04N	61W	34	SE
MELVIN E. PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765594	9.90	Undeveloped	04N	61W	25	N2,NE SE
MELVIN E. PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765594	2.26	Undeveloped	04N	61W	27	E2 NE,W/2 NE/4 EAST OF DITCH,
MELVIN E. PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765594	4.40	Undeveloped	04N	61W	33	NE
MELVIN E. PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765594	5.78	Undeveloped	04N	61W	34	SW,NORTH 50 ACRES OF THE NW/4,
MELVIN E. PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765594	1.10	Undeveloped	04N	61W	35	SW SW
LARRY PENFOLD, A/K/A LARRY E. PENFOLD, A SINGLE MAN	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765587	1.13	Undeveloped	03N	61W	02	LOT3, LOT4
LARRY PENFOLD, A/K/A LARRY E. PENFOLD, A SINGLE MAN	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765587	2.20	Undeveloped	04N	61W	28	SE
LARRY PENFOLD, A/K/A LARRY E. PENFOLD, A SINGLE MAN	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765587	2.20	Undeveloped	04N	61W	34	SE
LARRY PENFOLD, A/K/A LARRY E. PENFOLD, A SINGLE MAN	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765587	9.90	Undeveloped	04N	61W	25	N2,NE SE
LARRY PENFOLD, A/K/A LARRY E. PENFOLD, A SINGLE MAN	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765587	2.26	Undeveloped	04N	61W	27	E2 NE,W/2 NE/4 EAST OF DITCH,
LARRY PENFOLD, A/K/A LARRY E. PENFOLD, A SINGLE MAN	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765587	4.40	Undeveloped	04N	61W	33	NE
LARRY PENFOLD, A/K/A LARRY E. PENFOLD, A SINGLE MAN	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765587	5.78	Undeveloped	04N	61W	34	SW,NORTH 50 ACRES OF THE NW/4,
LARRY PENFOLD, A/K/A LARRY E. PENFOLD, A SINGLE MAN	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765587	1.10	Undeveloped	04N	61W	35	SW SW
TY PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765592	0.56	Undeveloped	03N	61W	02	LOT3, LOT4
TY PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765592	1.10	Undeveloped	04N	61W	28	SE
TY PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765592	1.10	Undeveloped	04N	61W	34	SE
TY PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765592	4.95	Undeveloped	04N	61W	25	N2,NE SE
TY PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765592	1.13	Undeveloped	04N	61W	27	E2 NE,W/2 NE/4 EAST OF DITCH,
TY PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765592	2.20	Undeveloped	04N	61W	33	NE
TY PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765592	2.89	Undeveloped	04N	61W	34	SW,NORTH 50 ACRES OF THE NW/4,
TY PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765592	0.55	Undeveloped	04N	61W	35	SW SW
JANET E. SOLYMOSI, A/K/A JANET SOLYMOSI	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765591	1.13	Undeveloped	03N	61W	02	LOT3, LOT4
JANET E. SOLYMOSI, A/K/A JANET SOLYMOSI	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765591	2.20	Undeveloped	04N	61W	28	SE

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
JANET E. SOLYMOSI, A/K/A JANET SOLYMOSI	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765591	2.20	Undeveloped	04N	61W	34	SE
JANET E. SOLYMOSI, A/K/A JANET SOLYMOSI	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765591	9.90	Undeveloped	04N	61W	25	N2,NE SE
JANET E. SOLYMOSI, A/K/A JANET SOLYMOSI	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765591	2.26	Undeveloped	04N	61W	27	E2 NE,W/2 NE/4 EAST OF DITCH,
JANET E. SOLYMOSI, A/K/A JANET SOLYMOSI	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765591	4.40	Undeveloped	04N	61W	33	NE
JANET E. SOLYMOSI, A/K/A JANET SOLYMOSI	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765591	5.78	Undeveloped	04N	61W	34	SW,NORTH 50 ACRES OF THE NW/4,
JANET E. SOLYMOSI, A/K/A JANET SOLYMOSI	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765591	1.10	Undeveloped	04N	61W	35	SW SW
TROY PENFOLD, A/K/A TROY A. PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765593	0.56	Undeveloped	03N	61W	02	LOT3, LOT4
TROY PENFOLD, A/K/A TROY A. PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765593	1.10	Undeveloped	04N	61W	28	SE
TROY PENFOLD, A/K/A TROY A. PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765593	1.10	Undeveloped	04N	61W	34	SE
TROY PENFOLD, A/K/A TROY A. PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765593	4.95	Undeveloped	04N	61W	25	N2,NE SE
TROY PENFOLD, A/K/A TROY A. PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765593	1.13	Undeveloped	04N	61W	27	E2 NE,W/2 NE/4 EAST OF DITCH,
TROY PENFOLD, A/K/A TROY A. PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765593	2.20	Undeveloped	04N	61W	33	NE
TROY PENFOLD, A/K/A TROY A. PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765593	2.89	Undeveloped	04N	61W	34	SW,NORTH 50 ACRES OF THE NW/4,
TROY PENFOLD, A/K/A TROY A. PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.2000	Weld	3765593	0.55	Undeveloped	04N	61W	35	SW SW
JAN GIPSON, A WIDOW	DIAMOND RESOURCES CO.	03/18/2011	03/17/2016	N/A	0.1875	Weld	3764172	3.33	Undeveloped	05N	61W	23	NE
LEE CUBBISON, A WIDOW	DIAMOND RESOURCES CO.	03/18/2011	03/17/2016	N/A	0.1875	Weld	3764177	3.33	Undeveloped	05N	61W	23	NE
TODD R. ULLMANN, A SINGLE MAN	DIAMOND RESOURCES CO.	03/25/2011	03/24/2016	N/A	0.1875	Weld	3764168	0.63	Undeveloped	07N	62W	02	S2 NW, LOT3, LOT4
DR. KIM M. RIDDELL, A/K/A KIM M. MADEN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	03/18/2011	03/18/2016	N/A	0.1875	Weld	3761027	0.99	HBP - Dunn 1-13H	08N	62W	13	N2
DONNA L. COURNOYER, A/K/A DONNA LEE COURNOYER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	03/18/2011	03/18/2016	N/A	0.1667	Weld	3761023	0.83	Undeveloped	09N	61W	10	NW
GARY L. FICHTER, TRUSTEE OF THE GERALD W. FICHTER REVOCABLE TRUST AGREEMENT, DATED FEBRUARY 15, 1992	DIAMOND RESOURCES CO.	08/16/2011	08/15/2016	N/A	0.1875	Weld	3761022	1.67	Undeveloped	09N	61W	05	SE
WILBUR GOLBA GROVES, A WIDOWER	DIAMOND RESOURCES CO.	03/22/2011	03/21/2016	N/A	0.1875	Weld	3764167	1.63	Undeveloped	04N	61W	25	NW SW
NEIL T. GROVES	DIAMOND RESOURCES CO.	03/24/2011	03/23/2016	N/A	0.1875	Weld	3764169	0.17	Undeveloped	04N	61W	25	NW SW
HAROLD FRANCIS GROVES & BEVERLY RUTH GROVES, HUSBAND & WIFE	DIAMOND RESOURCES CO.	03/22/2011	03/21/2016	N/A	0.1875	Weld	3761025	1.63	Undeveloped	04N	61W	25	NW SW
VIRGINIA R. POTTER	DIAMOND RESOURCES CO.	03/16/2011	03/15/2016	N/A	0.1667	Weld	3761026	1.25	Undeveloped	09N	61W	10	NW
JANET GROVES JOHANNSEN	DIAMOND RESOURCES CO.	03/24/2011	03/23/2016	N/A	0.1875	Weld	3764178	0.17	Undeveloped	04N	61W	25	NW SW
SUZANNE WORK HOKANSON	DIAMOND RESOURCES CO.	03/25/2011	03/24/2014	2 Yr	0.2000	Weld	3764183	20.00	Undeveloped	07N	61W	12	S2 NW,N2 SW
LINDA SUE GROSS, A WIDOW	DIAMOND RESOURCES CO.	02/09/2011	02/08/2016	N/A	0.1667	Weld	3764171	0.32	Undeveloped	06N	61W	34	NE NW,NW NE
NEIL E. THOMPSON & MARY P. THOMPSON, HUSBAND & WIFE	DIAMOND RESOURCES CO.	03/25/2011	03/24/2014	2 Yr	0.2000	Weld	3768328	20.00	Undeveloped	07N	61W	12	S2 NW,N2 SW
STATE OF COLORADO 1174.10	DIAMOND RESOURCES CO.	05/20/2010	05/19/2015	1Yr	0.1250	Weld	3713278	640.00	Undeveloped	03N	62W	36	ALL
STATE OF COLORADO 1181.10	DIAMOND RESOURCES CO.	05/20/2010	05/19/2015	1Yr	0.1250	Weld	3713279	346.51	Undeveloped	08N	62W	04	SE NE,SW NW,NW SW,SE, LOT3, LOT4
DANIELLE R. ULLMANN, A SINGLE WOMAN	DIAMOND RESOURCES CO.	03/25/2011	03/24/2016	N/A	0.1875	Weld	3764174	0.63	Undeveloped	07N	62W	02	S2 NW, LOT3, LOT4

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
LINDA L. SANTORA, A SINGLE WOMAN	DIAMOND RESOURCES CO.	03/25/2011	03/24/2016	N/A	0.1875	Weld	3764170	0.63	Undeveloped	07N	62W	02	S2 NW, LOT3, LOT4
JUDY BINNEY	DIAMOND RESOURCES CO.	03/14/2011	03/13/2016	N/A	0.1875	Weld	3765590	1.59	Undeveloped	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR SW/4 SE/4 LESS 10 ACRES FOR RESERVOIR,
EDWIN S. DAVIS, A MARRIED MAN	DIAMOND RESOURCES CO.	04/01/2011	03/31/2014	2 Yr	0.1875	Weld	3765582	2.00	HBP - Dunn 1-13H	08N	62W	24	SW
AMANDA CHRISTINE GROSS	DIAMOND RESOURCES CO.	02/09/2011	02/08/2016	N/A	0.1667	Weld	3765581	0.08	Undeveloped	06N	61W	34	NE NW,NW NE
KEVIN CHRISTOPHER GROSS	DIAMOND RESOURCES CO.	02/09/2011	02/08/2016	N/A	0.1667	Weld	3765584	0.08	Undeveloped	06N	61W	34	NE NW,NW NE
JAMES L. GROVES, A MARRIED MAN	DIAMOND RESOURCES CO.	03/22/2011	03/21/2016	N/A	0.1875	Weld	3765589	0.37	Undeveloped	04N	61W	25	NW SW
BERNETHA J. GROVES	DIAMOND RESOURCES CO.	03/22/2011	03/21/2016	N/A	0.1875	Weld	3765586	1.63	Undeveloped	04N	61W	25	NW SW
ERNEST L. GROVES, A WIDOWER	DIAMOND RESOURCES CO.	04/12/2011	04/11/2016	N/A	0.1875	Weld	3765579	1.83	Undeveloped	04N	61W	25	NW SW
TWENTYTEN, LLC	DIAMOND RESOURCES CO.	04/04/2011	04/03/2014	1 Yr	0.2000	Weld	3764165	37.95	HBP - Greasewood 09-19H	06N	61W	19	NE SW,SE SW, LOT3, LOT4
TWENTYTEN, LLC	DIAMOND RESOURCES CO.	04/04/2011	04/03/2014	1 Yr	0.2000	Weld	3764165	40.00	HBP - Rosenberg 6-61-30-0164BH	06N	61W	30	W2 NE,E2 NW
TWENTYTEN, LLC	DIAMOND RESOURCES CO.	04/04/2011	04/03/2014	1 Yr	0.2000	Weld	3764165	18.11	HBP - Rosenberg 6-61-30-0164BH	06N	61W	30	LOT1, LOT2
TWENTYTEN, LLC	DIAMOND RESOURCES CO.	04/04/2011	04/03/2014	1 Yr	0.2000	Weld	3764165	30.00	Undeveloped	06N	62W	25	E2 NE,NW NE
BRYCE ARTHUR WILLIAMS	DIAMOND RESOURCES CO.	03/14/2011	03/13/2016	N/A	0.1875	Weld	3764185	1.04	Undeveloped	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR SW/4 SE/4 LESS 10 ACRES FOR RESERVOIR,
BRYCE ARTHUR WILLIAMS	DIAMOND RESOURCES CO.	03/24/2011	03/23/2016	N/A	0.1875	Weld	3764186	0.17	Undeveloped	04N	61W	25	NW SW
LINDA G. WILLIAMS, A/K/A LINDA GROVES WILLIAMS	DIAMOND RESOURCES CO.	03/14/2011	03/13/2016	N/A	0.1875	Weld	3764184	1.04	Undeveloped	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR SW/4 SE/4 LESS 10 ACRES FOR RESERVOIR,
L & S CAPITAL LTD, A COLORADO LIMITED PARTNERSHIP	DIAMOND RESOURCES CO.	03/30/2011	03/29/2014	1 Yr	0.2000	Weld	3765578	8.00	Undeveloped	06N	61W	29	SW SW
L & S CAPITAL LTD, A COLORADO LIMITED PARTNERSHIP	DIAMOND RESOURCES CO.	03/30/2011	03/29/2014	1 Yr	0.2000	Weld	3765578	64.00	Undeveloped	06N	62W	32	N2
L & S CAPITAL LTD, A COLORADO LIMITED PARTNERSHIP	DIAMOND RESOURCES CO.	03/30/2011	03/29/2014	1 Yr	0.2000	Weld	3765578	18.11	HBP - Rosenberg 6-61-30-0164BH	06N	61W	30	LOT1, LOT2
L & S CAPITAL LTD, A COLORADO LIMITED PARTNERSHIP	DIAMOND RESOURCES CO.	03/30/2011	03/29/2014	1 Yr	0.2000	Weld	3765578	50.00	Undeveloped	06N	62W	25	E2
L & S CAPITAL LTD, A COLORADO LIMITED PARTNERSHIP	DIAMOND RESOURCES CO.	03/30/2011	03/29/2014	1 Yr	0.2000	Weld	3765578	80.00	Undeveloped	06N	61W	31	NE
L & S CAPITAL LTD, A COLORADO LIMITED PARTNERSHIP	DIAMOND RESOURCES CO.	03/30/2011	03/29/2014	1 Yr	0.2000	Weld	3765578	40.00	Undeveloped	06N	61W	31	NE NW
L & S CAPITAL LTD, A COLORADO LIMITED PARTNERSHIP	DIAMOND RESOURCES CO.	03/30/2011	03/29/2014	1 Yr	0.2000	Weld	3765578	12.84	Undeveloped	06N	61W	31	LOT2, LOT3, LOT4
L & S CAPITAL LTD, A COLORADO LIMITED PARTNERSHIP	DIAMOND RESOURCES CO.	03/30/2011	03/29/2014	1 Yr	0.2000	Weld	3765578	20.00	Undeveloped	06N	62W	25	E2
JENNY SCHWARCK, A/K/A JENNY ELIZABETH SCHWARCK	DIAMOND RESOURCES CO.	04/04/2011	04/03/2014	1 Yr	0.2000	Weld	3772298	1.26	HBP - Greasewood 09-19H	06N	61W	19	NE SW,SE SW, LOT3, LOT4

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
JENNY SCHWARCK, A/K/A JENNY ELIZABETH SCHWARCK	DIAMOND RESOURCES CO.	04/04/2011	04/03/2014	1 Yr	0.2000	Weld	3772298	1.93	HBP - Rosenberg 6-61-30-0164BH	06N	61W	30	W2 NE,E2 NW, LOT1, LOT2
JENNY SCHWARCK, A/K/A JENNY ELIZABETH SCHWARCK	DIAMOND RESOURCES CO.	04/04/2011	04/03/2014	1 Yr	0.2000	Weld	3772298	1.00	Undeveloped	06N	62W	25	E2 NE,NW NE
DEVONA CARLINE WEAR	DIAMOND RESOURCES CO.	04/04/2011	04/04/2014	1 Yr	0.2000	Weld	3768333	3.80	HBP - Greasewood 09-19H	06N	61W	19	NE SW,SE SW, LOT3, LOT4
DEVONA CARLINE WEAR	DIAMOND RESOURCES CO.	04/04/2011	04/04/2014	1 Yr	0.2000	Weld	3768333	5.81	HBP - Rosenberg 6-61-30-0164BH	06N	61W	30	W2 NE,E2 NW, LOT1, LOT2
DEVONA CARLINE WEAR	DIAMOND RESOURCES CO.	04/04/2011	04/04/2014	1 Yr	0.2000	Weld	3768333	3.00	Undeveloped	06N	62W	25	E2 NE,NW NE
LINDA G. WILLIAMS	DIAMOND RESOURCES CO.	03/24/2011	03/23/2016	N/A	0.1875	Weld	3765600	0.17	Undeveloped	04N	61W	25	NW SW
CARRIE SMITH, A/K/A CARRIE ANN SMITH	DIAMOND RESOURCES CO.	04/04/2011	04/04/2014	1 Yr	0.2000	Weld	3765580	1.26	HBP - Greasewood 09-19H	06N	61W	19	NE SW,SE SW, LOT3, LOT4
CARRIE SMITH, A/K/A CARRIE ANN SMITH	DIAMOND RESOURCES CO.	04/04/2011	04/04/2014	1 Yr	0.2000	Weld	3765580	1.93	HBP - Rosenberg 6-61-30-0164BH	06N	61W	30	W2 NE,E2 NW, LOT1, LOT2
CARRIE SMITH, A/K/A CARRIE ANN SMITH	DIAMOND RESOURCES CO.	04/04/2011	04/04/2014	1 Yr	0.2000	Weld	3765580	1.00	Undeveloped	06N	62W	25	E2 NE,NW NE
BECKY JUSTESEN, A/K/A REBECCA JUSTESEN	DIAMOND RESOURCES CO.	04/04/2011	04/04/2014	1 Yr	0.2000	Weld	3768330	3.79	HBP - Greasewood 09-19H	06N	61W	19	NE SW,SE SW, LOT3, LOT4
BECKY JUSTESEN, A/K/A REBECCA JUSTESEN	DIAMOND RESOURCES CO.	04/04/2011	04/04/2014	1 Yr	0.2000	Weld	3768330	5.80	HBP - Rosenberg 6-61-30-0164BH	06N	61W	30	W2 NE,E2 NW, LOT1, LOT2
BECKY JUSTESEN, A/K/A REBECCA JUSTESEN	DIAMOND RESOURCES CO.	04/04/2011	04/04/2014	1 Yr	0.2000	Weld	3768330	3.00	Undeveloped	06N	62W	25	E2 NE,NW NE
MICHAEL JUSTESEN, A/K/A MICHAEL KIRK JUSTESEN	DIAMOND RESOURCES CO.	04/04/2011	04/04/2014	1 Yr	0.2000	Weld	3772297	1.26	HBP - Greasewood 09-19H	06N	61W	19	NE SW,SE SW, LOT3, LOT4
MICHAEL JUSTESEN, A/K/A MICHAEL KIRK JUSTESEN	DIAMOND RESOURCES CO.	04/04/2011	04/04/2014	1 Yr	0.2000	Weld	3772297	1.93	HBP - Rosenberg 6-61-30-0164BH	06N	61W	30	W2 NE,E2 NW, LOT1, LOT2
MICHAEL JUSTESEN, A/K/A MICHAEL KIRK JUSTESEN	DIAMOND RESOURCES CO.	04/04/2011	04/04/2014	1 Yr	0.2000	Weld	3772297	1.00	Undeveloped	06N	62W	25	E2 NE,NW NE
PETER JUSTESEN, A/K/A PETER NEIL JUSTESEN	DIAMOND RESOURCES CO.	04/04/2011	04/04/2014	1 Yr	0.2000	Weld	3768332	1.26	HBP - Greasewood 09-19H	06N	61W	19	NE SW,SE SW, LOT3, LOT4
PETER JUSTESEN, A/K/A PETER NEIL JUSTESEN	DIAMOND RESOURCES CO.	04/04/2011	04/04/2014	1 Yr	0.2000	Weld	3768332	1.93	HBP - Rosenberg 6-61-30-0164BH	06N	61W	30	W2 NE,E2 NW, LOT1, LOT2
PETER JUSTESEN, A/K/A PETER NEIL JUSTESEN	DIAMOND RESOURCES CO.	04/04/2011	04/04/2014	1 Yr	0.2000	Weld	3768332	1.00	Undeveloped	06N	62W	25	E2 NE,NW NE
JAMIE JUSTESEN, A/K/A JAMIE RYAN JUSTESEN	DIAMOND RESOURCES CO.	04/04/2011	04/04/2014	1 Yr	0.2000	Weld	3768331	1.26	HBP - Greasewood 09-19H	06N	61W	19	NE SW,SE SW, LOT3, LOT4
JAMIE JUSTESEN, A/K/A JAMIE RYAN JUSTESEN	DIAMOND RESOURCES CO.	04/04/2011	04/04/2014	1 Yr	0.2000	Weld	3768331	1.93	HBP - Rosenberg 6-61-30-0164BH	06N	61W	30	W2 NE,E2 NW, LOT1, LOT2
JAMIE JUSTESEN, A/K/A JAMIE RYAN JUSTESEN	DIAMOND RESOURCES CO.	04/04/2011	04/04/2014	1 Yr	0.2000	Weld	3768331	1.00	Undeveloped	06N	62W	25	E2 NE,NW NE
LINDA G. WILLIAMS, ATTORNEY-IN-FACT FOR DOLPH HENRY GROVES, A/K/A DOLPH H. GROVES	DIAMOND RESOURCES CO.	03/22/2011	03/22/2016	N/A	0.1875	Weld	3765598	1.63	Undeveloped	04N	61W	25	NW SW

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
LINDA G. WILLIAMS, ATTORNEY-IN-FACT FOR DONALD LUTHER GROVES	DIAMOND RESOURCES CO.	03/22/2011	03/22/2016	N/A	0.1875	Weld	3765599	1.63	Undeveloped	04N	61W	25	NW SW
DEBBIE EDSTROM, A/K/A DEBORAH ANN EDSTROM	DIAMOND RESOURCES CO.	04/04/2011	04/04/2014	1 Yr	0.2000	Weld	3768329	3.79	HBP - Greasewood 09-19H	06N	61W	19	NE SW,SE SW, LOT3, LOT4
DEBBIE EDSTROM, A/K/A DEBORAH ANN EDSTROM	DIAMOND RESOURCES CO.	04/04/2011	04/04/2014	1 Yr	0.2000	Weld	3768329	5.80	HBP - Rosenberg 6-61-30-0164BH	06N	61W	30	W2 NE,E2 NW, LOT1, LOT2
DEBBIE EDSTROM, A/K/A DEBORAH ANN EDSTROM	DIAMOND RESOURCES CO.	04/04/2011	04/04/2014	1 Yr	0.2000	Weld	3768329	3.00	Undeveloped	06N	62W	25	E2 NE,NW NE
FRANCIS DUBS, A SINGLE WOMAN	DIAMOND RESOURCES CO.	03/22/2011	03/21/2016	N/A	0.1875	Weld	3765601	0.41	Undeveloped	04N	61W	25	NW SW
MELISSA BRANAM, A/K/A MELISSA LEIGH BRANAM	DIAMOND RESOURCES CO.	04/04/2011	04/04/2014	1 Yr	0.2000	Weld	3768334	1.26	HBP - Greasewood 09-19H	06N	61W	19	NE SW,SE SW, LOT3, LOT4
MELISSA BRANAM, A/K/A MELISSA LEIGH BRANAM	DIAMOND RESOURCES CO.	04/04/2011	04/04/2014	1 Yr	0.2000	Weld	3768334	1.93	HBP - Rosenberg 6-61-30-0164BH	06N	61W	30	W2 NE,E2 NW, LOT1, LOT2
MELISSA BRANAM, A/K/A MELISSA LEIGH BRANAM	DIAMOND RESOURCES CO.	04/04/2011	04/04/2014	1 Yr	0.2000	Weld	3768334	1.00	Undeveloped	06N	62W	25	E2 NE,NW NE
WILLARD GROVES	DIAMOND RESOURCES CO.	03/22/2011	03/21/2016	N/A	0.1875	Weld	3765603	0.33	Undeveloped	04N	61W	25	NW SW
CAROL BATT, A SINGLE WOMAN	DIAMOND RESOURCES CO.	03/22/2011	03/21/2016	N/A	0.1875	Weld	3768335	0.41	Undeveloped	04N	61W	25	NW SW
TIMOTHY R. SELTZER & JENNIFER J. SELTZER, HUSBAND & WIFE	DIAMOND RESOURCES CO.	02/21/2011	02/20/2014	2 Yr	0.2000	Weld	3772301	40.64	HBP - Dutch Lake 12-14H	06N	62W	14	LOT B BEING A PT OF E/2 NE/4 MFD IN DOC 2536150,
TIMOTHY R. SELTZER & JENNIFER J. SELTZER, HUSBAND & WIFE	DIAMOND RESOURCES CO.	02/21/2011	02/20/2014	2 Yr	0.2000	Weld	3772301	40.45	HBP - Dutch Lake 12-14H	06N	62W	14	LOT B BEING A PT OF E/2 SE/4 MFD IN DOC 2673363,
LISA WILLITS DOWN & NORMAN DOWN, HER HUSBAND	DIAMOND RESOURCES CO.	08/23/2010	08/22/2015	N/A	0.1875	Weld	3770183	2.78	Undeveloped	09N	61W	04	S2 NE, LOT1, LOT2
HOMER ALLEN, A/K/A JERRY ALLEN, A MARRIED MAN	DIAMOND RESOURCES CO.	05/05/2011	05/04/2014	2 Yr	0.2000	Weld	3770188	13.33	Undeveloped	07N	61W	12	S2 NW,N2 SW
ROB ALLEN, A MARRIED MAN	DIAMOND RESOURCES CO.	05/05/2011	05/04/2014	2 Yr	0.2000	Weld	3770189	13.33	Undeveloped	07N	61W	12	S2 NW,N2 SW
EMILY JANE ALLEN, A SINGLE WOMAN	DIAMOND RESOURCES CO.	05/05/2011	05/05/2014	2 Yr	0.2000	Weld	3770187	13.33	Undeveloped	07N	61W	12	S2 NW,N2 SW
RICHARD LAYTHAM CAMFIELD, A SINGLE MAN	DIAMOND RESOURCES CO.	04/25/2011	04/24/2016	N/A	0.1875	Weld	3768336	5.42	Undeveloped	07N	62W	08	NE
RICHARD LAYTHAM CAMFIELD, A SINGLE MAN	DIAMOND RESOURCES CO.	04/25/2011	04/24/2016	N/A	0.1875	Weld	3768336	1.67	Undeveloped	07N	62W	08	SE
JACQUELINE HELFENSTEIN & RICHARD HELFENSTEIN, TRUSTEES OF THE HELFENSTEIN FAMILY TRUST	DIAMOND RESOURCES CO.	03/29/2011	03/28/2014	2 Yr	0.2000	Weld	3770185	36.00	Undeveloped	07N	60W	18	E2 NE
JANE M. O'HERN, A WIDOW	DIAMOND RESOURCES CO.	04/15/2011	04/14/2014	N/A	0.1875	Weld	3770182	0.97	Undeveloped	09N	61W	03	SW
JANE M. O'HERN, A WIDOW	DIAMOND RESOURCES CO.	04/15/2011	04/14/2014	N/A	0.1875	Weld	3770182	0.97	Undeveloped	09N	61W	10	NE
JANE M. O'HERN, A WIDOW	DIAMOND RESOURCES CO.	04/14/2011	04/13/2014	N/A	0.1875	Weld	3770181	0.97	Undeveloped	09N	61W	09	E2 NE,SW NE,NW/4 NE/4, LESS THE "J" SAND FORMATION,
JANE M. O'HERN, A WIDOW	DIAMOND RESOURCES CO.	04/14/2011	04/13/2014	N/A	0.1875	Weld	3770181	0.97	Undeveloped	09N	61W	10	NW
JUDITH ACIERNO, A/K/A JUDITH A. ACIERNO, A SINGLE WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	03/05/2010	03/04/2013	3Yr	0.2000	Weld	3692139	80.00	HBP - Pergamos 8-41-7-60	07N	60W	08	E2
JUDITH ACIERNO, A/K/A JUDITH A. ACIERNO, A SINGLE WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	03/05/2010	03/04/2013	3Yr	0.2000	Weld	3692139	160.00	HBP - Undeveloped	07N	60W	10	W2

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
JUDITH ACIERNO, A/K/A JUDITH A. ACIERNO, A SINGLE WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	03/05/2010	03/04/2013	3Yr	0.2000	Weld	3692139	60.00	HBP - Pergamos 2-4-34-7-60	07N	60W	09	NE,E2 NW
ALICE M. JONES AND GEORGE M. JONES	JAMES C. KARO ASSOCIATES	09/06/2007	09/05/2016	5Yr	0.2000	Weld	3520936	106.67	HBP - Dunn 1-13H	08N	62W	13	S2
ALICE M. JONES AND GEORGE M. JONES	JAMES C. KARO ASSOCIATES	09/06/2007	09/05/2016	5Yr	0.2000	Weld	3520936	106.67	HBP - Dunn 1-13H	08N	62W	24	N2
LARRY EDSON, A MARRIED MAN	CONTINENTAL RESOURCES, INC.	01/17/2011	01/16/2016	Opt. Exr 2Yr	0.1875	Weld	3754465	10.00	Undeveloped	04N	61W	32	SW
MARCIA M. BALDON, A WIDOW	HOP ENERGIES, LLC	04/15/2010	04/04/2014	Opt Exr. 1Yr	0.2000	Weld	3691377	10.00	HBP - Staudinger 1-31H	07N	61W	06	NE
STEPHANIE C. GROVES	CONTINENTAL RESOURCES, INC.	02/04/2011	02/03/2016	N/A	0.1667	Weld	3756063	12.77	Undeveloped	04N	61W	33	W2, SE
MARCIA M. BALDON, A WIDOW	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt Exr. 1Yr	0.2000	Weld	3690134	40.00	HBP - Marconi 1-1H	07N	62W	01	N2
MARCIA M. BALDON, A WIDOW	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt Exr. 1Yr	0.2000	Weld	3690134	5.00	HBP - Staudinger 1-31H	07N	61W	06	E2 NW
MARCIA M. BALDON, A WIDOW	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt Exr. 1Yr	0.2000	Weld	3690134	20.00	Undeveloped	07N	62W	02	N2
MARCIA M. BALDON, A WIDOW	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt Exr. 1Yr	0.2000	Weld	3690134	10.00	HBP - Staudinger 1-31H	07N	61W	06	W2 NW
MARCIA M. BALDON, A WIDOW	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt Exr. 1Yr	0.2000	Weld	3690134	20.00	Undeveloped	08N	62W	26	S2
MARCIA M. BALDON, A WIDOW	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt Exr. 1Yr	0.2000	Weld	3690134	20.00	Undeveloped	07N	61W	05	SW
SUSAN MACKAY SMITH	CONTINENTAL RESOURCES, INC.	01/24/2011	01/23/2016	N/A	0.1667	Weld	3749322	10.00	Undeveloped	05N	62W	11	SE NW, SW SE
DARCY C. MCEVOY, A MARRIED WOMAN	CONTINENTAL RESOURCES, INC.	03/01/2011	02/29/2016	N/A	0.1667	Weld	3756064	0.31	Undeveloped	06N	61W	26	SW NW, NW SW
JACKIE PARKINSON, A SINGLE WOMAN	DIAMOND RESOURCES CO.	01/07/2011	01/06/2016	N/A	0.1667	Weld	3756060	85.78	Undeveloped	06N	62W	02	LOT B RECORDED EXEMPTION NO. 0797-02-3 RE-3343, ACCORDING TO THE MAP RECORDED 9/8/02 AT RECEPTION NO. 2988794, BEING A PORTION OF THE W2 NW AND THE N2 SW
FRANK U. BAXTER AND GAYLE C. BAXTER, H & W	HOP ENERGIES, LLC	08/10/2010	08/09/2016	N/A	0.2000	Weld	3711099	24.22	HBP - Perrin 1-10H	07N	62W	10	NE/4, EXCEPTING A 5 ACRE TRACT IN THE NW/C DESCRIBED IN RECORDED EXEMPTION NO. 07 15-10-1-RE 2365,
FRANK U. BAXTER AND GAYLE C. BAXTER, H & W	HOP ENERGIES, LLC	08/10/2010	08/09/2016	N/A	0.2000	Weld	3711099	10.67	Undeveloped	07N	62W	11	NW,SW
EDWARD BAXTER AND ANNA BAXTER, H & W	HOP ENERGIES, LLC	08/04/2010	08/03/2016	N/A	0.2000	Weld	3712491	24.22	HBP - Perrin 1-10H	07N	62W	10	NE/4, EXCEPTING A 5 ACRE TRACT IN THE NW/C DESCRIBED IN RECORDED EXEMPTION NO. 07 15-10-1-RE 2365,
EDWARD BAXTER AND ANNA BAXTER, H & W	HOP ENERGIES, LLC	08/04/2010	08/03/2016	N/A	0.2000	Weld	3712491	10.67	Undeveloped	07N	62W	11	NW,SW
MABLE L. BAXTER, A SINGLE WOMAN	HOP ENERGIES, LLC	01/15/2010	01/14/2013	Opt Exr 3Yr	0.2000	Weld	3672667	96.88	HBP - Perrin 1-10H	07N	62W	10	NE/4, EXCEPTING A 5 ACRE TRACT IN THE NW/C DESCRIBED IN RECORDED EXEMPTION NO. 07 15-10-1-RE 2365,
MABLE L. BAXTER, A SINGLE WOMAN	HOP ENERGIES, LLC	01/15/2010	01/14/2013	Opt Exr 3Yr	0.2000	Weld	3672667	37.33	Undeveloped	07N	62W	11	NW,SW
MABLE L. BAXTER, A SINGLE WOMAN	HOP ENERGIES, LLC	01/15/2010	01/14/2013	Opt Exr 3Yr	0.2000	Weld	3672667	160.00	Undeveloped	07N	62W	11	SE
SAMMIE LOU BELDEN AND RICHARD EDWARD BELDIN, W & H	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	07/09/2010	07/08/2015	Opt Exr 2Yr	0.2000	Weld	3707787	0.48	Undeveloped	07N	61W	12	N2 NW,W2 NE
SAMMIE LOU BELDEN AND RICHARD EDWARD BELDIN, W & H	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	07/09/2010	07/08/2015	Opt Exr 2Yr	0.2000	Weld	3707787	0.16	Undeveloped	07N	61W	24	NE
SAMMIE LOU BELDEN AND RICHARD EDWIN BELDEN, W & H	DIAMOND OPERATING, INC.	07/07/2010	07/06/2015	N/A	0.2000	Weld	3707785	0.63	Undeveloped	09N	61W	04	S2 NE, LOT1, LOT2

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
LINDA M. BENENATI GREEN AS TRUSTEE OF THE LINDA M. BENENATI FAMILY TRUST DATED MAY 16,2003	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	07/24/2010	07/23/2015	2 Yr	0.2000	Weld	3711480	69.91	HBP - Reines 1-1H	07N	60W	01	S2 NW,S2 NE,S2, LOT3, LOT4
BERNARD LUEKING TESTAMENTARY TRUST	HOP ENERGIES, LLC	02/01/2010	01/31/2016	Opt Exr 3Yr	0.2000	Weld	3677936	34.29	Undeveloped	08N	61W	35	NE,SE NW,SE,E2 SW,SW SW
LAVONNE CHAPMAN, A-I-F FOR BESSIE V. WASHBURN	JAMES C. KARO ASSOCIATES	09/24/2007	09/23/2012	5Yr	0.2000	Weld	3520939	53.33	HBP - Dunn 1-13H	08N	62W	24	SW
BETHKUJO, LLC	JAMES C. KARO ASSOCIATES	09/05/2007	09/04/2012	Opt Exr 5Yr	0.2000	Weld	3520938	160.00	HBP - Planck 1-14H	08N	62W	23	NE
STEPHEN C. ELLIOTT, A MARRIED MAN	CONTINENTAL RESOURCES, INC.	01/25/2011	01/24/2016	N/A	0.1667	Weld	3754457	4.00	Undeveloped	07N	61W	13	NW
ERIKA E. MILLER, A MARRIED WOMAN	CONTINENTAL RESOURCES, INC.	03/15/2011	03/14/2014	2 Yr	0.1875	Weld	3761020	4.72	Undeveloped	07N	61W	18	E2 NW, LOT1, LOT2
PRISCILLA J. LOEW, A SINGLE WOMAN	CONTINENTAL RESOURCES, INC.	03/15/2011	03/14/2014	2 Yr	0.1875	Weld	3761018	4.72	Undeveloped	07N	61W	18	E2 NW, LOT1, LOT2
JUDITH E. ATKINSON, A WIDOW	CONTINENTAL RESOURCES, INC.	03/02/2011	03/01/2016	N/A	0.1875	Weld	3756062	8.13	Undeveloped	07N	62W	08	NE
JUDITH E. ATKINSON, A WIDOW	CONTINENTAL RESOURCES, INC.	03/02/2011	03/01/2016	N/A	0.1875	Weld	3756062	2.50	Undeveloped	07N	62W	08	SE
JUDITH SEDBROOK, F/K/A JUDITH TANGYE, A MARRIED WOMAN	CONTINENTAL RESOURCES, INC.	01/26/2011	01/25/2016	N/A	0.1667	Weld	3756061	10.00	Undeveloped	07N	61W	20	N2 NE
JUDITH SEDBROOK, F/K/A JUDITH TANGYE, A MARRIED WOMAN	CONTINENTAL RESOURCES, INC.	01/26/2011	01/25/2016	N/A	0.1667	Weld	3756061	5.00	Undeveloped	07N	61W	21	NW NW
ERNIE TANGYE	CONTINENTAL RESOURCES, INC.	01/19/2011	01/18/2016	N/A	0.1667	Weld	3754471	10.00	Undeveloped	07N	61W	20	N2 NE
ERNIE TANGYE	CONTINENTAL RESOURCES, INC.	01/19/2011	01/18/2016	N/A	0.1667	Weld	3754471	5.00	Undeveloped	07N	61W	21	NW NW
TED GLEN STEIGER, A SINGLE MAN	CONTINENTAL RESOURCES, INC.	02/07/2011	02/06/2014	2 Yr	0.1667	Weld	3756067	60.00	Undeveloped	08N	60W	07	E2 NE
TED GLEN STEIGER, A SINGLE MAN	CONTINENTAL RESOURCES, INC.	02/07/2011	02/06/2014	2 Yr	0.1667	Weld	3756067	60.00	Undeveloped	08N	60W	08	W2 NW
THERESE KAY MCKINNON, F/K/A THERESE KAY SANDERS, A MARRIED WOMAN	CONTINENTAL RESOURCES, INC.	02/16/2011	02/15/2014	2 Yr	0.1875	Weld	3754456	5.71	Undeveloped	10N	61W	29	NW
JEFFREY CALVIN WORK	DIAMOND RESOURCES CO.	04/12/2011	04/11/2014	2 Yr	0.2000	Weld	3773115	20.00	Undeveloped	07N	61W	12	S2 NW,N2 SW
MICHAEL MILO STUCKY, A MARRIED MAN	DIAMOND RESOURCES CO.	04/14/2011	04/13/2014	N/A	0.1875	Weld	3772299	0.97	Undeveloped	09N	61W	09	E2 NE,SW NE,NW/4 NE/4, LESS THE "J" SAND FORMATION,
MICHAEL MILO STUCKY, A MARRIED MAN	DIAMOND RESOURCES CO.	04/14/2011	04/13/2014	N/A	0.1875	Weld	3772299	0.97	Undeveloped	09N	61W	10	NW
MICHAEL MILO STUCKY, A MARRIED MAN	DIAMOND RESOURCES CO.	04/15/2011	04/14/2015	N/A	0.1875	Weld	3772300	0.97	Undeveloped	09N	61W	03	SW
MICHAEL MILO STUCKY, A MARRIED MAN	DIAMOND RESOURCES CO.	04/15/2011	04/14/2015	N/A	0.1875	Weld	3772300	0.97	Undeveloped	09N	61W	10	NE
LYNN E. THOMPSON, A SINGLE WOMAN	DIAMOND RESOURCES CO.	03/25/2011	03/24/2014	2 Yr	0.2000	Weld	3770184	20.00	Undeveloped	07N	61W	12	S2 NW,N2 SW
GARRETT G. BICKFORD, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	07/15/2010	07/14/2015	Opt Exr 2Yr	0.2000	Weld	3710493	0.63	Undeveloped	09N	61W	04	S2 NE, LOT1, LOT2
KEITH BICKFORD AND FRANCES F. BICKFORD, H & W	DIAMOND OPERATING, INC.	07/15/2010	07/14/2015	Opt Exr 2Yr	0.2000	Weld	3710494	0.63	Undeveloped	09N	61W	04	S2 NE, LOT1, LOT2
DEBORAH A. SQUIRE, A/K/A DEBORAH A. BIRD	FLATIRON ENERGY COMPANY, INC.	07/02/2010	07/02/2015	Opt Exr 2Yr	0.2000	Weld	3715865	40.00	Undeveloped	07N	60W	22	E2
MARY R. BLOOM AND CHARLES S. BLOOM, W & H	DIAMOND OPERATING, INC.	07/24/2010	07/24/2016	Opt Exr 3Yr	0.2000	Weld	3708955	2.52	Undeveloped	09N	61W	04	S2 NE, LOT1, LOT2
IRENE HOFF BRUNMEIER A/K/A IRENE BRUNMEIER, A WIDOW	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	07/01/2010	06/30/2015	Opt Exr 2Yr	0.2000	Weld	3705511	5.00	Undeveloped	07N	61W	12	S2 SW

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
AMOS BUNIM, DEALING IN HIS SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	04/13/2010	04/12/2016	Opt. Exr 3Yr	0.2000	Weld	3692147	0.70	Undeveloped	07N	61W	24	NE
SHARON LYNN CAMPBELL, DEALING IN HER SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	05/06/2010	05/05/2015	N/A	0.2000	Weld	3703415	2.48	Undeveloped	09N	62W	12
THAT PART OF THE E/2 SE/4; BEGINNING AT A POINT 780 FEET NORTH OF THE SOUTHWEST CORNER OF THE E/2 SE/4 OF SECTION 12, EAST 362 FEET NORTH 12 DEGREES 30 MINUTES WEST 382 FEET, WEST 280 FEET, SOUTH 380 FEET TO THE PLACE OF BEGINNING. ALSO THAT PART OF THE E/2 SE/4 BEGINNING AT A POINT 20 FEET WEST OF THE NORTHWEST CORNER OF CONNALY RESERVOIR, SOUTH TO SOUTH LINE OF SECTION, EAST TO SOUTHEAST CORNER, NORTH TO A POINT ON THE EAST LINE OF SAID SECTION DUE EAST AND OPPOSITE TO POINT OF BEGINNING, WEST TO POINT OF BEGINNING.,

NORMA R. CARTER, F/K/A NORMAN R. ULMANN & NORMA R. CASS, A SINGLE WOMAN	HOP ENERGIES, LLC	01/30/2010	01/29/2016	Opt Exr 3Yr	0.2000	Weld	3675287	20.00	HBP - Cass Farms 11-9H	07N	62W	09	SE
NORMA R. CARTER, F/K/A NORMAN R. ULMANN & NORMA R. CASS, A SINGLE WOMAN	HOP ENERGIES, LLC	01/30/2010	01/29/2016	Opt Exr 3Yr	0.2000	Weld	3675287	40.00	Undeveloped	07N	62W	02	N2
NORMA R. CARTER, F/K/A NORMAN R. ULMANN & NORMA R. CASS, A SINGLE WOMAN	HOP ENERGIES, LLC	01/30/2010	01/29/2016	Opt Exr 3Yr	0.2000	Weld	3675287	20.00	HBP - Sievers 1-3-7-62	07N	62W	03	NW
NORMA R. CARTER, F/K/A NORMAN R. ULMANN & NORMA R. CASS, A SINGLE WOMAN	HOP ENERGIES, LLC	01/30/2010	01/29/2016	Opt Exr 3Yr	0.2000	Weld	3675287	20.00	Undeveloped	08N	62W	28	NE
JANICE A. COMMUNAL, A SINGLE WOMAN	HOP ENERGIES, LLC	04/23/2010	04/22/2015	Opt Exr 2Yr	0.2000	Weld	3690136	40.00	Undeveloped	09N	61W	17	NW
BARBARA J. COWSER, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/09/2010	04/08/2015	N/A	0.2000	Weld	3687458	6.01	Undeveloped	09N	61W	18	E2 NW, LOT1, LOT2, LOT3
BARBARA J. COWSER, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/09/2010	04/08/2015	N/A	0.2000	Weld	3687458	6.67	Undeveloped	09N	61W	17	W2
BARBARA J. COWSER, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/09/2010	04/08/2015	N/A	0.2000	Weld	3687458	13.33	Undeveloped	09N	61W	18	E2
BARBARA J. COWSER, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/09/2010	04/08/2015	N/A	0.2000	Weld	3687458	3.33	Undeveloped	09N	62W	24	NE SE
BARBARA J. COWSER, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/09/2010	04/08/2015	N/A	0.2000	Weld	3687458	6.67	Undeveloped	09N	62W	25	NE
BARBARA J. COWSER, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/09/2010	04/08/2015	N/A	0.2000	Weld	3687458	3.33	Undeveloped	09N	61W	17	NW
DEBRA ANN CURRY AND KRISTOPHER CURRY, W & H	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt Exr 1Yr	0.2000	Weld	3690131	20.00	HBP - Marconi 1-1H	07N	62W	01	N2
DEBRA ANN CURRY AND KRISTOPHER CURRY, W & H	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt Exr 1Yr	0.2000	Weld	3690131	2.50	HBP - Staudinger 1-31H	07N	61W	06	E2 NW
DEBRA ANN CURRY AND KRISTOPHER CURRY, W & H	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt Exr 1Yr	0.2000	Weld	3690131	5.00	HBP - Staudinger 1-31H	07N	61W	06	W2 NW
DEBRA ANN CURRY AND KRISTOPHER CURRY, W & H	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt Exr 1Yr	0.2000	Weld	3690131	10.00	Undeveloped	07N	62W	02	N2

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
DEBRA ANN CURRY AND KRISTOPHER CURRY, W & H	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt Exr 1Yr	0.2000	Weld	3690131	10.00	Undeveloped	08N	62W	26	S2
DEBRA ANN CURRY AND KRISTOPHER CURRY, W & H	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt Exr 1Yr	0.2000	Weld	3690131	10.00	Undeveloped	07N	61W	05	SW
MARK S. BERENSON	DIAMOND RESOURCES CO.	04/26/2011	04/26/2014	N/A	0.1875	Weld	3770190	0.24	Undeveloped	09N	61W	09	E2 NE,SW NE,NW/4 NE/4 LESS THE "J" SAND FORMATION,
MARK S. BERENSON	DIAMOND RESOURCES CO.	04/26/2011	04/25/2014	N/A	0.1875	Weld	3770190	0.24	Undeveloped	09N	61W	10	NW
DEBRA ANN CURRY AND KRISTOPHER CURRY, W & H	HOP ENERGIES, LLC	04/15/2010	04/14/2013	Opt Exr 1Yr	0.2000	Weld	3691383	5.00	HBP - Staudinger 1-31H	07N	61W	06	NE
MARK BERENSON	DIAMOND RESOURCES CO.	04/26/2011	04/25/2014	N/A	0.1875	Weld	3770191	0.12	Undeveloped	09N	61W	03	SW
MARK BERENSON	DIAMOND RESOURCES CO.	04/26/2011	04/25/2014	N/A	0.1875	Weld	3770191	0.13	Undeveloped	09N	61W	10	NE
DEBRA ANN CURRY, A-I-F FOR PAUL V. SONGER, III	HOP ENERGIES, LLC	04/15/2010	04/14/2013	Opt Exr 1Yr	0.2000	Weld	3691385	5.00	HBP - Staudinger 1-31H	07N	61W	06	NE
DEBRA ANN CURRY, A-I-F FOR PAUL V. SONGER, III	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt Exr 1Yr	0.2000	Weld	3691384	20.00	HBP - Marconi 1-1H	07N	62W	01	N2
DEBRA ANN CURRY, A-I-F FOR PAUL V. SONGER, III	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt Exr 1Yr	0.2000	Weld	3691384	2.50	HBP - Staudinger 1-31H	07N	61W	06	E2 NW
DEBRA ANN CURRY, A-I-F FOR PAUL V. SONGER, III	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt Exr 1Yr	0.2000	Weld	3691384	5.00	HBP - Staudinger 1-31H	07N	61W	06	W2 NW
DEBRA ANN CURRY, A-I-F FOR PAUL V. SONGER, III	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt Exr 1Yr	0.2000	Weld	3691384	10.00	Undeveloped	07N	62W	02	N2
DEBRA ANN CURRY, A-I-F FOR PAUL V. SONGER, III	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt Exr 1Yr	0.2000	Weld	3691384	10.00	Undeveloped	08N	62W	26	S2
DEBRA ANN CURRY, A-I-F FOR PAUL V. SONGER, III	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt Exr 1Yr	0.2000	Weld	3691384	10.00	Undeveloped	07N	61W	05	SW
WILMA A. DAVIS, A WIDOW	DIAMOND OPERATING, INC.	07/15/2010	07/14/2015	Opt Exr 2Yr	0.2000	Weld	3709963	0.63	Undeveloped	09N	61W	04	S2 NE, LOT1, LOT2
DONALD SHELLER AND VICKI SHELLER, H & W	JAMES C. KARO ASSOCIATES	10/11/2007	10/10/2012	Opt Exr 5Yr	0.2000	Weld	3520940	40.00	HBP - Planck 1-14H	08N	62W	23	N2 SE
BONNIE DORN, A SINGLE PERSON	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	01/22/2010	01/21/2013	3Yr	0.2000	Weld	3683740	106.58	HBP - Buchner 1-2H	07N	60W	02	ALL {A/D/A LOTS 1, 2, 3, 4, S2 N2, S2}
SHIRLEY E. DRESSOR, A SINGLE WOMAN	HOP ENERGIES, LLC	02/01/2010	01/31/2013	Opt Exr 3Yr	0.2000	Weld	3676234	160.00	Undeveloped	08N	62W	22	SW, NE, NW
SHIRLEY E. DRESSOR, A SINGLE WOMAN	HOP ENERGIES, LLC	02/01/2010	01/31/2013	Opt Exr 3Yr	0.2000	Weld	3676234	80.00	Undeveloped	08N	62W	22	SE
KIP GORDER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	03/18/2011	03/17/2016	N/A	0.1875	Weld	3765597	0.99	HBP - Dunn 1-13H	08N	62W	13	N2
SHIRLEY E. DRESSOR, A SINGLE WOMAN	HOP ENERGIES, LLC	03/11/2010	09/11/2014	18 Mo. X2	0.2000	Weld	3684807	18.00	Undeveloped	08N	62W	28	N/2 NW/4, EXCEPTING 8 ACRES BELONGING TO THE UNION PACIFIC RAILROAD.,
DUANGCHAI WASHBURN, A WIDOW	JAMES C. KARO ASSOCIATES	09/21/2007	09/20/2012	N/A	0.2000	Weld	3520934	80.00	HBP - Planck 1-14H	08N	62W	14	S2
LEASER A. EWEGEN AND JUDITH W. EWEGEN, AS JOINT TENANTS	HOP ENERGIES, LLC	04/23/2010	04/22/2015	1 Yr	0.2000	Weld	3695220	20.00	HBP - Crow Valley-07-62-24-2H	07N	62W	24	SE
LEASER A. EWEGEN AND JUDITH W. EWEGEN, AS JOINT TENANTS	HOP ENERGIES, LLC	04/23/2010	04/22/2015	1 Yr	0.2000	Weld	3695220	20.00	Undeveloped	07N	62W	25	NE
LEASER A. EWEGEN AND JUDITH W. EWEGEN, AS JOINT TENANTS	HOP ENERGIES, LLC	04/23/2010	04/22/2015	1 Yr	0.2000	Weld	3695220	60.00	Undeveloped	07N	62W	25	S2
EDWIN C. AND HAZEL M. JESS, H & W	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	05/14/2010	05/13/2013	2Yr	0.2000	Weld	3694614	160.00	HBP - Buchner 1-2H	07N	60W	11	E2

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
ESTATE OF LORI A. WEST, DECEASED, TERRENCE O. BOLTON, HEIR	JAMES C. KARO ASSOCIATES	03/30/2010	03/29/2015	N/A	0.2000	Weld	3687650	104.95	Undeveloped	07N	60W	06	W2
VIRGINIA FONTAINE, A/K/A VIRGINIA D. FONTAINE	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	01/22/2010	01/21/2013	3Yr	0.2000	Weld	3683741	106.58	HBP - Buchner 1-2H	07N	60W	02	ALL {A/D/A LOTS 1, 2, 3, 4, S2 N2, S2}
JANET S. FREDERICK AND JOHN E. FREDERICK, W & H	HOP ENERGIES, LLC	04/15/2010	04/14/2013	Opt Exr 1Yr	0.2000	Weld	3690132	13.33	HBP - Marconi 1-1H	07N	62W	01	N2
JANET S. FREDERICK AND JOHN E. FREDERICK, W & H	HOP ENERGIES, LLC	04/15/2010	04/14/2013	Opt Exr 1Yr	0.2000	Weld	3690132	1.67	HBP - Staudinger 1-31H	07N	61W	06	E2 NW
JANET S. FREDERICK AND JOHN E. FREDERICK, W & H	HOP ENERGIES, LLC	04/15/2010	04/14/2013	Opt Exr 1Yr	0.2000	Weld	3690132	3.33	HBP - Staudinger 1-31H	07N	61W	06	W2 NW
JANET S. FREDERICK AND JOHN E. FREDERICK, W & H	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt Exr 1Yr	0.2000	Weld	3690132	6.67	Undeveloped	07N	62W	02	N2
JANET S. FREDERICK AND JOHN E. FREDERICK, W & H	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt Exr 1Yr	0.2000	Weld	3690132	6.67	Undeveloped	08N	62W	26	S2
JANET S. FREDERICK AND JOHN E. FREDERICK, W & H	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt Exr 1Yr	0.2000	Weld	3690132	6.67	Undeveloped	07N	61W	05	SW
JANET S. FREDERICK AND JOHN E. FREDERICK, W & H	HOP ENERGIES, LLC	04/15/2010	04/14/2013	Opt Exr 1Yr	0.2000	Weld	3695221	3.33	HBP - Staudinger 1-31H	07N	61W	06	NE
BEVERLY FREEMAN A/K/A BEVERLY A. FREEMAN AND VAN FREEMAN HW	HOP ENERGIES, LLC	02/12/2010	02/11/2016	Opt Exr 3Yr	0.2000	Weld	3679342	60.00	HBP - Planck 1-14H	08N	62W	14	NE, NW
BEVERLY FREEMAN A/K/A BEVERLY A. FREEMAN AND VAN FREEMAN HW	HOP ENERGIES, LLC	02/12/2010	02/11/2016	Opt Exr 3Yr	0.2000	Weld	3679342	20.00	Undeveloped	08N	62W	12	SE, SW
BEVERLY FREEMAN A/K/A BEVERLY A. FREEMAN AND VAN FREEMAN HW	HOP ENERGIES, LLC	02/12/2010	02/11/2016	Opt Exr 3Yr	0.2000	Weld	3679342	20.00	HBP - Washburn GX15-62NH	08N	62W	15	NE, NW
BEVERLY FREEMAN A/K/A BEVERLY A. FREEMAN AND VAN FREEMAN HW	HOP ENERGIES, LLC	02/12/2010	02/11/2016	Opt Exr 3Yr	0.2000	Weld	3679342	60.00	HBP - Dunn 1-13H	08N	62W	13	NE, NW
BEVERLY FREEMAN A/K/A BEVERLY A. FREEMAN AND VAN FREEMAN HW	HOP ENERGIES, LLC	02/12/2010	02/11/2016	Opt Exr 3Yr	0.2000	Weld	3679342	60.00	Undeveloped	08N	62W	11	NE, SE
MARGUERITE FREEMAN, A SINGLE WOMAN AND VAN FREEMAN A/K/A PETER V.R. FREEMAN 11 & PETER VAN RENNSSELAER FREEMAN 11 AND BEVERLY FREEMAN A/K/A BEVERLY A. FREEMAN , HW	HOP ENERGIES, LLC	02/12/2010	02/11/2016	3Yr.	0.2000	Weld	3679337	80.00	Undeveloped	08N	62W	26	SW, SE
VAN FREEMAN (AKA PETER V R FREEMAN II & PETER VAN RENSEELAER FREEMAN II) AND BEVERLY FREEMAN(AKA BEVERLY FREEMAN) HUSBAND AND WIFE	HOP ENERGIES, LLC	02/12/2010	02/11/2013	Opt Exr. 3Yr	0.2000	Weld	3679339	40.00	HBP - Planck 1-14H	08N	62W	23	SW
VAN FREEMAN (AKA PETER V R FREEMAN II & PETER VAN RENSEELAER FREEMAN II) AND BEVERLY FREEMAN(AKA BEVERLY FREEMAN) HUSBAND AND WIFE	HOP ENERGIES, LLC	02/12/2010	02/11/2016	Opt Exr. 3Yr	0.2000	Weld	3679339	80.00	Undeveloped	08N	62W	26	N2

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
JONNI K. DRESSENDORFER, A/K/A JONNI K. GARDEY, HEIR OF CAROL H. NALLEY, DECEASED, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	07/02/2010	07/01/2015	Opt Exr 2Yr	0.2000	Weld	3715864	120.00	Undeveloped	07N	60W	22	E2
Heir of Carol H. Nalley Deceased a marries woman	DIAMOND OPERATING, INC.	07/15/2010	07/14/2015	Opt Exr. 2Yr	0.2000	Weld	3715863	0.32	Undeveloped	09N	61W	04	S2 NE, LOT1, LOT2
dealing in her sole and seperate propert	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	07/01/2010	06/30/2015	Opt Exr 2Yr	0.2000	Weld	3708777	5.00	Undeveloped	07N	61W	12	S2 SW
DOROTHY L. GISH BY ROBERT F. GISH, A-I-F	HOP ENERGIES, LLC	02/25/2010	02/24/2013	3Yr	0.2000	Weld	3679338	30.00	HBP - Marconi 1-1H	07N	62W	12	SE NW, SE SW
GLADYS LUEKING TRUST #2	HOP ENERGIES, LLC	02/01/2010	01/31/2016	Opt Exr 3Yr	0.2000	Weld	3677935	34.29	Undeveloped	08N	61W	35	NE, SE NW, SE, E2 SW, SW SW
JAMES ALAN SONGER AND KELLY SONGER	HOP ENERGIES, LLC	04/15/2010	04/14/2013	Opt Exr 1yr	0.2000	Weld	3695219	3.33	HBP - Staudinger 1-31H	07N	61W	06	NE
CHARLA JEANNE SPENCE F/K/A CHARLA JEANNE MOORE, DEALING IN HER SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	05/10/2010	05/09/2015	N/A	0.2000	Weld	3703416	2.48	Undeveloped	09N	62W	12
THAT PART OF THE E/2 SE/4; BEGINNING AT A POINT 780 FEET NORTH OF THE SOUTHWEST CORNER OF THE E/2 SE/4 OF SECTION 12, EAST 362 FEET NORTH 12 DEGREES 30 MINUTES WEST 382 FEET, WEST 280 FEET, SOUTH 380 FEET TO THE PLACE OF BEGINNING. ALSO THAT PART OF THE E/2 SE/4 BEGINNING AT A POINT 20 FEET WEST OF THE NORTHWEST CORNER OF CONNALY RESERVOIR, SOUTH TO SOUTH LINE OF SECTION, EAST TO SOUTHEAST CORNER, NORTH TO A POINT ON THE EAST LINE OF SAID SECTION DUE EAST AND OPPOSITE TO POINT OF BEGINNING, WEST TO POINT OF BEGINNING.,

TERRY C. DRESSOR AND LANA KAY DRESSOR, H & W	JAMES C. KARO ASSOCIATES	10/11/2007	10/11/2012	N/A	0.2000	Weld	3520935	53.33	HBP - Dunn 1-13H	08N	62W	24	SW
ROBBIN THAYN \A/K/A ROBBING THAYN AND ROBERT THAYN, WIFE AND HUSBAND	HOP ENERGIES, LLC	02/01/2010	01/31/2016	Opt. Exr. 3 Yr	0.2000	Weld	3677937	34.29	Undeveloped	08N	61W	35	E2 SW
MARVIN THOMAS AS TRUSTEE OF THE MARVIN THOMAS LIVING TRUST DATED JUNE 29, 2007	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	01/06/2010	01/06/2013	3 yr	0.2000	Weld	3683742	106.58	HBP - Buchner 1-2H	07N	60W	02	ALL {A/D/A LOTS 1, 2, 3, 4, S2 N2, S2}
WAYNE THOMAS, A/K/A WAYNE DWIGHT THOMAS, A SINGLE PERSON, TRUSTEE OF THE WAYNE DWIGHT THOMAS TRUST	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	01/22/2010	01/22/2013	3 yr	0.2000	Weld	3682348	106.58	HBP - Buchner 1-2H	07N	60W	02	ALL {A/D/A LOTS 1, 2, 3, 4, S2 N2, S2}
WILBUR E THOMAS, A SINGLE PERSON	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	01/22/2010	01/22/2013	3 yr	0.2000	Weld	3683743	106.58	HBP - Buchner 1-2H	07N	60W	02	ALL {A/D/A LOTS 1, 2, 3, 4, S2 N2, S2}
RODNEY D. THORELL AND WANDA M THORELL, JT	HOP ENERGIES, LLC	04/15/2010	04/15/2014	N/A	0.2000	Weld	3694401	20.00	HBP - Crow Valley-07-62-24-2H	07N	62W	24	SE
RODNEY D. THORELL AND WANDA M THORELL, JT	HOP ENERGIES, LLC	04/15/2010	04/15/2014	N/A	0.2000	Weld	3694401	20.00	Undeveloped	07N	62W	25	NE
RODNEY D. THORELL AND WANDA M THORELL, JT	HOP ENERGIES, LLC	04/15/2010	04/15/2014	N/A	0.2000	Weld	3694401	60.00	Undeveloped	07N	62W	25	S2
EDNA TRUPP, ALSO KNOWN AS EDNA C. TRUPP, A WIDOW	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	07/07/2010	07/06/2015	Opt. Exr. 2 Yr	0.2000	Weld	3708957	5.00	Undeveloped	07N	61W	12	S2 SW

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
VAN FREEKMAN A/K/A PETER V.R. FREEMAN II & PETER VAN RENSSELAER FREEMAN II AND BEVERLY FREEMAN A/K/A BEVERLY A. FREEMAN, TRUSTEES OF THE VAN FREEMAN REVOCABLE TRUST, DATED MARCH 23, 2005	HOP ENERGIES, LLC	02/12/2010	02/12/2016	N/A	0.2000	Weld	3679340	60.00	HBP - Dunn 1-13H	08N	62W	13	N2
VAN FREEKMAN A/K/A PETER V.R. FREEMAN II & PETER VAN RENSSELAER FREEMAN II AND BEVERLY FREEMAN A/K/A BEVERLY A. FREEMAN, TRUSTEES OF THE VAN FREEMAN REVOCABLE TRUST, DATED MARCH 23, 2005	HOP ENERGIES, LLC	02/12/2010	02/12/2016	Opt. Exr. 3 Yr	0.2000	Weld	3679340	20.00	HBP - Undeveloped	08N	62W	12	S2
VAN FREEKMAN A/K/A PETER V.R. FREEMAN II & PETER VAN RENSSELAER FREEMAN II AND BEVERLY FREEMAN A/K/A BEVERLY A. FREEMAN, TRUSTEES OF THE VAN FREEMAN REVOCABLE TRUST, DATED MARCH 23, 2005	HOP ENERGIES, LLC	02/12/2010	02/12/2016	N/A	0.2000	Weld	3679340	20.00	HBP - Washburn GX15-62NH	08N	62W	15	N2
VAN FREEKMAN A/K/A PETER V.R. FREEMAN II & PETER VAN RENSSELAER FREEMAN II AND BEVERLY FREEMAN A/K/A BEVERLY A. FREEMAN, TRUSTEES OF THE VAN FREEMAN REVOCABLE TRUST, DATED MARCH 23, 2005	HOP ENERGIES, LLC	02/12/2010	02/12/2016	N/A	0.2000	Weld	3679340	60.00	HBP - Planck 1-14H	08N	62W	14	N2
VAN FREEKMAN A/K/A PETER V.R. FREEMAN II & PETER VAN RENSSELAER FREEMAN II AND BEVERLY FREEMAN A/K/A BEVERLY A. FREEMAN, TRUSTEES OF THE VAN FREEMAN REVOCABLE TRUST, DATED MARCH 23, 2005	HOP ENERGIES, LLC	02/12/2010	02/11/2016	Opt. Exr. 3 Yr	0.2000	Weld	3679340	60.00	Undeveloped	08N	62W	11	E2
GEORGE G. VAUGHT, JR.	HOP ENERGIES, LLC	03/31/2010	03/31/2013	3 yr	0.2000	Weld	3691375	0.75	HBP - Dunn 1-13H	08N	62W	13	N2
GEORGE G. VAUGHT, JR.	HOP ENERGIES, LLC	03/31/2010	03/31/2013	3 yr	0.2000	Weld	3691375	0.75	HBP - Undeveloped	08N	62W	12	S2
DON R. WARE, AN UNMARRIED MAN	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3691388	2.00	Undeveloped	09N	61W	17	NW
DON R. WARE, AN UNMARRIED MAN	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3691388	3.61	Undeveloped	09N	61W	18	E2 NW, LOT1, LOT2, LOT3
DON R. WARE, AN UNMARRIED MAN	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3691388	8.08	Undeveloped	09N	61W	19	E2 SW, LOT3, LOT4, SE
DON R. WARE, AN UNMARRIED MAN	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3691388	4.00	Undeveloped	09N	61W	17	SW
DON R. WARE, AN UNMARRIED MAN	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3691388	8.00	Undeveloped	09N	61W	18	E2
DON R. WARE, AN UNMARRIED MAN	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3691388	2.00	Undeveloped	09N	62W	24	NE SE, SE NE
DON R. WARE, AN UNMARRIED MAN	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3691388	4.00	Undeveloped	09N	62W	25	NE

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
JAMES ROBERT WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3687456	2.00	Undeveloped	09N	61W	17	NW
JAMES ROBERT WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3687456	3.61	Undeveloped	09N	61W	18	E2 NW, LOT1, LOT2, LOT3
JAMES ROBERT WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3687456	4.00	Undeveloped	09N	61W	17	SW
JAMES ROBERT WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3687456	8.00	Undeveloped	09N	61W	18	E2
JAMES ROBERT WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3687456	8.08	Undeveloped	09N	61W	19	E2 SW, LOT3, LOT4, SE
JAMES ROBERT WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3687456	2.00	Undeveloped	09N	62W	24	NE SE, SE NE
JAMES ROBERT WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3687456	4.00	Undeveloped	09N	62W	25	NE
KATHY KERR WILLIAMSON	DIAMOND RESOURCES CO.	04/04/2011	04/04/2014	1 Yr	0.2000	Weld	3773112	5.06	HBP - Greasewood 09-19H	06N	61W	19	NE SW,SE SW, LOT3, LOT4
KATHY KERR WILLIAMSON	DIAMOND RESOURCES CO.	04/04/2011	04/04/2014	1 Yr	0.2000	Weld	3773112	7.75	HBP - Rosenberg 6-61-30-0164BH	06N	61W	30	W2 NE,E2 NW, LOT1, LOT2
KATHY KERR WILLIAMSON	DIAMOND RESOURCES CO.	04/04/2011	04/03/2014	1 Yr	0.2000	Weld	3773112	4.00	Undeveloped	06N	62W	25	E2 NE,NW NE
LARRY J WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3687455	2.00	Undeveloped	09N	61W	17	NW

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
LARRY J WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3687455	3.61	Undeveloped	09N	61W	18	E2 NW, LOT1, LOT2, LOT3
LARRY J WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3687455	4.00	Undeveloped	09N	61W	17	SW
LARRY J WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3687455	8.00	Undeveloped	09N	61W	18	E2
LARRY J WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3687455	8.08	Undeveloped	09N	61W	19	E2 SW, LOT3, LOT4, SE
LARRY J WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3687455	2.00	Undeveloped	09N	62W	24	NE SE, SE NE
LARRY J WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3687455	4.00	Undeveloped	09N	62W	25	NE
RONALD J WARE, AN UNMARRIED MAN	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3691389	2.00	Undeveloped	09N	61W	17	NW
RONALD J WARE, AN UNMARRIED MAN	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3691389	3.61	Undeveloped	09N	61W	18	E2 NW, LOT1, LOT2, LOT3
RONALD J WARE, AN UNMARRIED MAN	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3691389	4.00	Undeveloped	09N	61W	17	SW
RONALD J WARE, AN UNMARRIED MAN	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3691389	8.00	Undeveloped	09N	61W	18	E2
RONALD J WARE, AN UNMARRIED MAN	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3691389	8.08	Undeveloped	09N	61W	19	E2 SW, LOT3, LOT4, SE
RONALD J WARE, AN UNMARRIED MAN	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3691389	2.00	Undeveloped	09N	62W	24	NE SE, SE NE
RONALD J WARE, AN UNMARRIED MAN	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3691389	4.00	Undeveloped	09N	62W	25	NE
LOIS GLAVINS GILBERT, A SINGLE WOMAN	HOP ENERGIES, LLC	07/14/2010	07/13/2015	N/A	0.2000	Weld	3706672	144.24	Undeveloped	09N	61W	18	E2 W2, LOT1, LOT2, LOT3
LOIS GLAVINS GILBERT, A SINGLE WOMAN	HOP ENERGIES, LLC	07/14/2010	07/13/2015	N/A	0.2000	Weld	3706672	20.00	Undeveloped	09N	61W	19	NE NW
GREAT NORTHERN PROPERTIES, LLLP, A COLORADO LIMITED LIABILITY PARTNERSHIP	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	04/14/2010	04/13/2015	N/A	0.2000	Weld	3692143	40.00	Undeveloped	07N	61W	12	N2 NW,W2 NE
WILLIAM L. WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3687457	2.00	Undeveloped	09N	61W	17	NW
WILLIAM L. WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3687457	3.61	Undeveloped	09N	61W	18	E2 NW, LOT1, LOT2, LOT3
WILLIAM L. WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3687457	4.00	Undeveloped	09N	61W	17	SW
WILLIAM L. WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3687457	8.00	Undeveloped	09N	61W	18	E2
WILLIAM L. WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3687457	8.08	Undeveloped	09N	61W	19	E2 SW, LOT3, LOT4, SE
WILLIAM L. WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3687457	2.00	Undeveloped	09N	62W	24	NE SE, SE NE
WILLIAM L. WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	04/07/2015	N/A	0.2000	Weld	3687457	4.00	Undeveloped	09N	62W	25	NE
THE IDA A. WEITZEL FAMILY TRUST, MARILYN K. BARBER AND PAULETTE R. HALL AS TRUSTEES	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	02/22/2010	02/21/2016	Opt. Exr. 3 Yr	0.2000	Weld	3687355	80.00	Undeveloped	07N	60W	10	E2
GREAT NORTHERN PROPERTIES, LLLP, A COLORADO LIMITED LIABILITY PARTNERSHIP	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	04/14/2010	04/13/2015	N/A	0.2000	Weld	3692146	7.65	Undeveloped	09N	62W	12
THE PART OF THE E/2 SE/4; BEGINNING AT A POINT 780 FEET NORTH OF THE SOUTHWEST CORNER OF THE E/2 SE/4 OF SECTION 12, EAST 362 FEET NORTH 12 DEGREES 30 MINUTES WEST 382 FEET, WEST 280 FEET, SOUTH 380 FEET TO THE PLACE OF BEGINNING. ALSO THAT PART OF THE E/2 SE/4 BEGINNING AT A POINT 20 FEET WEST OF THE NORTHWEST CORNER OF CONNALY RESERVOIR, SOUTH TO SOUTH LINE OF SECTION, EAST TO SOUTHEAST CORNER, NORTH TO A POINT ON THE EAST LINE OF SAID SECTION DUE EAST AND OPPOSITE TO POINT OF BEGINNING, WEST TO POINT OF BEGINNING, ALL IN SECTION 12, TOWNSHIP 9 NORTH, RANGE 62 WEST, 6TH P.M.,

MARILYN K. BARBER AND PAULETTE R. HALL, A/K/A PAULETTE HALL AS TRUSTEES OF THE IDA A. WEITZEL FAMILY TRUST	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	02/22/2010	02/21/2016	Opt. Exr. 3 Yr	0.2000	Weld	3686043	200.00	Undeveloped	07N	61W	12	SE, E2 NE, S2 NW, N2 SW, S2 SW

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
MARILYN K. BARBER AND PAULETTE R. HALL, A/K/A PAULETTE HALL AS TRUSTEES OF THE IDA A. WEITZEL FAMILY TRUST	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	02/22/2010	02/21/2016	Opt. Exr. 3 Yr	0.2000	Weld	3686043	60.00	Undeveloped	07N	61W	12	S2 SW
MARILYN K. BARBER AND PAULETTE R. HALL, A/K/A PAULETTE HALL AS TRUSTEES OF THE IDA A. WEITZEL FAMILY TRUST	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	02/22/2010	02/21/2016	Opt. Exr. 3 Yr	0.2000	Weld	3686043	20.00	Undeveloped	07N	61W	24	NE
ANDREW E. WEST AND MARLETTA B. WEST A/K/A MARIETTA B WEST, HUSBAND AND WIFE	HOP ENERGIES, LLC	01/09/2010	01/09/2013	N/A	0.2000	Weld	3671056	40.00	HBP - Perrin 1-10H	07N	62W	10	SE
ANDREW E. WEST AND MARLETTA B. WEST A/K/A MARIETTA B WEST, HUSBAND AND WIFE	HOP ENERGIES, LLC	01/09/2010	01/09/2013	N/A	0.2000	Weld	3671056	180.00	HBP - Marconi 1-1H	07N	62W	12	N2 NW, SW SW, N2 SW, SW SW
ANDREW E. WEST AND MARLETTA B. WEST A/K/A MARIETTA B WEST, HUSBAND AND WIFE	HOP ENERGIES, LLC	01/09/2010	01/08/2016	Opt. Exr. 3 Yr	0.2000	Weld	3671056	80.00	Undeveloped	07N	62W	14	W2 NE
ANDREW E. WEST AND MARLETTA B. WEST A/K/A MARIETTA B WEST, HUSBAND AND WIFE	HOP ENERGIES, LLC	01/09/2010	01/08/2016	Opt. Exr. 3 Yr	0.2000	Weld	3671056	90.00	Undeveloped	07N	62W	11	N2 NE, SW NE
ANDREW E. WEST AND MARLETTA B. WEST A/K/A MARIETTA B WEST, HUSBAND AND WIFE	HOP ENERGIES, LLC	01/09/2010	01/08/2016	Opt. Exr. 3 Yr	0.2000	Weld	3671056	40.00	Undeveloped	07N	62W	14	E2 NE
MARILYN E. HARDY, A SINGLE WOMAN	HOP ENERGIES, LLC	01/14/2010	01/14/2013	3 yr	0.2000	Weld	3672663	20.00	HBP - Perrin 1-10H	07N	62W	10	SE
ROBERT H. HEMPHILL AND BEVERY SUE HEMPHILL, H/W	HOP ENERGIES, LLC	01/14/2010	01/14/2013	3 yr	0.2000	Weld	3671058	20.00	HBP - Perrin 1-10H	07N	62W	10	SE
SHIRLEY HOWARD A/K/A SHIRLEY J. HOWARD AND SHIRLEY JUNE HOWARD, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	05/04/2010	05/04/2013	3 yr	0.2000	Weld	3691374	80.00	HBP - Staudinger 1-31H	08N	61W	31	SW
SHIRLEY HOWARD A/K/A SHIRLEY J. HOWARD AND SHIRLEY JUNE HOWARD, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	05/04/2010	05/04/2013	3 yr	0.2000	Weld	3691374	160.00	HBP - Staudinger 1-31H	08N	61W	31	NW
GARY L. CHRISTENSEN, SOLE SUCCESSOR TRUSTEE OF THE ISABEL M. THOMPSON REVOCABLE TRUST	HOP ENERGIES, LLC	07/26/2010	07/26/2015	N/A	0.2000	Weld	3712492	62.50	HBP - Dunn 1-13H	08N	62W	13	NE,NW
GARY L. CHRISTENSEN, SOLE SUCCESSOR TRUSTEE OF THE ISABEL M. THOMPSON REVOCABLE TRUST	HOP ENERGIES, LLC	07/26/2010	07/25/2015	N/A	0.2000	Weld	3712492	62.50	Undeveloped	08N	62W	12	SE,SW
MARVIN B. JENSEN, AS PERSONAL REPRESENTATIVE FOR THE ESTATE OF MERNEICE M. JENSEN	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	04/26/2010	04/25/2014	Opt. Exr. 2 Yr	0.2000	Weld	3690227	20.00	Undeveloped	07N	61W	12	N2 NW,W2 NE

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
BOB E. JOHNSON AND BARBARA M. JOHNSON, H/W	HOP ENERGIES, LLC	02/25/2010	02/25/2013	3 yr	0.2000	Weld	3684809	3.75	HBP - Marconi 1-1H	07N	62W	12	SE NW, SE SW
DARRELL L. JOHNSON AND CAROLYN J. JOHNSON, H/W	HOP ENERGIES, LLC	02/25/2010	02/25/2013	3 yr	0.2000	Weld	3690135	3.75	HBP - Marconi 1-1H	07N	62W	12	SE NW,SE SW
DONALD L. JOHNSON, A SINGLE MAN	HOP ENERGIES, LLC	02/25/2010	02/25/2013	3 yr	0.2000	Weld	3684808	3.75	HBP - Marconi 1-1H	07N	62W	12	SE NW,SE SW
DEBRA GLEE JOHNSON MONTOYA	HOP ENERGIES, LLC	03/10/2010	03/09/2016	Opt. Exr. 3 Yr	0.2000	Weld	3707834	40.00	Undeveloped	08N	62W	12	S2
ALICE M. JONES AND GEORGE M. JONES, W/H	JAMES C. KARO ASSOCIATES	03/30/2010	03/29/2015	N/A	0.2000	Weld	3687653	104.95	Undeveloped	07N	60W	06	W2
JOSH H. PARR, A SINGLE MAN	DIAMOND OPERATING, INC.	11/28/2005	06/30/2015	N/A	0.2000	Weld	3393624	0.97	HBP - Term Assignment	09N	61W	03	NW
JOSH H. PARR, A SINGLE MAN	DIAMOND OPERATING, INC.	11/28/2005	06/30/2015	N/A	0.2000	Weld	3393624	1.94	HBP - Term Assignment	09N	61W	10	N2
JOSH H. PARR, A SINGLE MAN	DIAMOND OPERATING, INC.	11/28/2005	06/30/2015	N/A	0.2000	Weld	3393624	0.97	HBP - Term Assignment	09N	61W	09	NE
RHEA LOUISE KALLSEN, A WIDOW	HOP ENERGIES, LLC	04/09/2010	04/08/2015	N/A	0.2000	Weld	3687460	6.67	Undeveloped	09N	61W	17	SW
RHEA LOUISE KALLSEN, A WIDOW	HOP ENERGIES, LLC	04/09/2010	04/08/2015	N/A	0.2000	Weld	3687460	13.33	Undeveloped	09N	61W	18	E2
RHEA LOUISE KALLSEN, A WIDOW	HOP ENERGIES, LLC	04/09/2010	04/08/2015	N/A	0.2000	Weld	3687460	3.33	Undeveloped	09N	62W	24	SE NE,NE SE
RHEA LOUISE KALLSEN, A WIDOW	HOP ENERGIES, LLC	04/09/2010	04/08/2015	N/A	0.2000	Weld	3687460	6.67	Undeveloped	09N	62W	25	NE
RHEA LOUISE KALLSEN, A WIDOW	HOP ENERGIES, LLC	04/09/2010	04/08/2015	N/A	0.2000	Weld	3687460	3.33	Undeveloped	09N	61W	17	NW
RHEA LOUISE KALLSEN, A WIDOW	HOP ENERGIES, LLC	04/09/2010	04/08/2015	N/A	0.2000	Weld	3687460	6.01	Undeveloped	09N	61W	18	E2 NW,E2 SW, LOT1, LOT2, LOT3
GORDON B. LINDVALL, A/K/A GORDON LINDVALL, AND LEONA LINDVALL, HUSBAND AND WIFE	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	03/05/2010	03/05/2013	3 yr	0.2000	Weld	3692141	40.00	HBP - Pergamos 8-41-7-60	07N	60W	08	E2
GORDON B. LINDVALL, A/K/A GORDON LINDVALL, AND LEONA LINDVALL, HUSBAND AND WIFE	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	03/05/2010	03/05/2013	3 yr	0.2000	Weld	3692141	80.00	HBP - Undeveloped	07N	60W	10	W2
GORDON B. LINDVALL, A/K/A GORDON LINDVALL, AND LEONA LINDVALL, HUSBAND AND WIFE	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	03/05/2010	03/05/2013	3 yr	0.2000	Weld	3692141	30.00	HBP - Pergamos 2-4-34-7-60	07N	60W	09	NE,E2 NW
ROBERT B. LINDVALL, A/K/A GEORGE LINDVALL, PERSONAL REPRESENTATIVE FOR THE ESTATE OF BERNARD LINDVALL, JR., A/K/A BERNARD A. LINDVALL, JR	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	03/05/2010	03/05/2013	3 yr	0.2000	Weld	3692142	40.00	HBP - Pergamos 8-41-7-60	07N	60W	08	E2
ROBERT B. LINDVALL, A/K/A GEORGE LINDVALL, PERSONAL REPRESENTATIVE FOR THE ESTATE OF BERNARD LINDVALL, JR., A/K/A BERNARD A. LINDVALL, JR	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	03/05/2010	03/05/2013	3 yr	0.2000	Weld	3692142	80.00	HBP - Undeveloped	07N	60W	10	W2
ROBERT B. LINDVALL, A/K/A GEORGE LINDVALL, PERSONAL REPRESENTATIVE FOR THE ESTATE OF BERNARD LINDVALL, JR., A/K/A BERNARD A. LINDVALL, JR	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	03/05/2010	03/05/2013	3 yr	0.2000	Weld	3692142	30.00	HBP - Pergamos 2-4-34-7-60	07N	60W	09	NE,E2 NW
LITTLE SISTERS OF THE POOR-HOME FOR THE AGED-DENVER, COLORADO	NOCO OIL COMPANY, LLC	09/21/1999	06/30/2015	N/A	0.2000	Weld	2722908	148.59	HBP - Term Assignment	09N	61W	03	SW

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
LITTLE SISTERS OF THE POOR-HOME FOR THE AGED-DENVER, COLORADO	NOCO OIL COMPANY, LLC	09/21/1999	06/30/2015	N/A	0.2000	Weld	2722908	297.17	HBP - Term Assignment	09N	61W	10	N2
CLYDE LUEKING, A/K/A CLYDE F. LUEKING AND MARLENE LUEKING, HUSBAND AND WIFE	HOP ENERGIES, LLC	02/01/2010	01/31/2016	Opt. Exr. 3 Yr	0.2000	Weld	3677938	51.43	Undeveloped	08N	61W	35	NE,SE NW,SE,E2 SW,SW SW
JAMES B. LUEKING AND SHARI L. LUEKING, H/W	HOP ENERGIES, LLC	02/01/2010	02/01/2016	Opt. Exr. 3 Yr	0.2000	Weld	3676235	10.00	HBP - Sievers 1-3-7-62	07N	62W	03	NW
JAMES B. LUEKING AND SHARI L. LUEKING, H/W	HOP ENERGIES, LLC	02/01/2010	01/31/2016	Opt. Exr. 3 Yr	0.2000	Weld	3676235	80.00	Undeveloped	08N	61W	33	NE
JAMES B. LUEKING AND SHARI L. LUEKING, H/W	HOP ENERGIES, LLC	02/01/2010	01/31/2016	Opt. Exr. 3 Yr	0.2000	Weld	3676235	80.00	Undeveloped	08N	61W	34	NW
JAMES B. LUEKING AND SHARI L. LUEKING, H/W	HOP ENERGIES, LLC	02/01/2010	01/31/2016	Opt. Exr. 3 Yr	0.2000	Weld	3676235	34.29	Undeveloped	08N	61W	35	NE,SE NW,SE,E2 SW,SW SW
JAMES B. LUEKING AND SHARI L. LUEKING, H/W	HOP ENERGIES, LLC	02/01/2010	01/31/2016	Opt. Exr. 3 Yr	0.2000	Weld	3676235	30.00	Undeveloped	07N	61W	11	SE,NE
KEITH D. ALLISON	DIAMOND RESOURCES CO.	04/04/2011	04/04/2014	1 Yr	0.2000	Weld	3773109	3.80	HBP - Greasewood 09-19H	06N	61W	19	NE SW,SE SW, LOT3, LOT4
KEITH D. ALLISON	DIAMOND RESOURCES CO.	04/04/2011	04/04/2014	1 Yr	0.2000	Weld	3773109	4.00	HBP - Rosenberg 6-61-30-0164BH	06N	61W	30	W2 NE,E2 NW
KEITH D. ALLISON	DIAMOND RESOURCES CO.	04/04/2011	04/04/2014	1 Yr	0.2000	Weld	3773109	1.81	HBP - Rosenberg 6-61-30-0164BH	06N	61W	30	LOT1, LOT2
KEITH D. ALLISON	DIAMOND RESOURCES CO.	04/04/2011	04/03/2014	1 Yr	0.2000	Weld	3773109	3.00	Undeveloped	06N	62W	25	E2 NE,NW NE
JERRY LUEKING, A/K/A JERRY N. LUEKING AND CAROLYN LUEKING, HUSBAND AND WIFE	HOP ENERGIES, LLC	02/21/2010	02/21/2016	3 yr	0.2000	Weld	3677934	51.43	Undeveloped	08N	61W	35	NE,SE NW,SE,E2 SW,SW SW
LYDIA DUNBAR, DEALING IN HER SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	08/03/2002	06/30/2015	N/A	0.2000	Weld	2975482	30.00	Undeveloped	09N	61W	17	E2
J. DIANA MALLEY AND KEITH E. MALLEY, W/H	HOP ENERGIES, LLC	12/21/2009	02/21/2014	Opt. Exr. 2 Yr	0.2000	Weld	3672666	112.00	HBP - Marconi 1-1H	07N	62W	01	SW
MARGUERITE FREEMAN, VAN FREEMAN, A/K/A PETER V.R. FREEMAN II & PETER VAN RENSELAER FREEMAN II, AND BEVERLY FREEMAN, A/K/A BEVERLY A. FREEMAN, TRUSTEES OF THE MARGUERITE FREEMAN REVOCABLE TRUST	HOP ENERGIES, LLC	02/12/2010	02/12/2016	3 yr	0.2000	Weld	3679341	120.00	HBP - Dunn 1-13H	08N	62W	13	NE,NW
MARGUERITE FREEMAN, VAN FREEMAN, A/K/A PETER V.R. FREEMAN II & PETER VAN RENSELAER FREEMAN II, AND BEVERLY FREEMAN, A/K/A BEVERLY A. FREEMAN, TRUSTEES OF THE MARGUERITE FREEMAN REVOCABLE TRUST	HOP ENERGIES, LLC	02/12/2010	02/11/2016	Opt. Exr. 3 Yr	0.2000	Weld	3679341	40.00	Undeveloped	08N	62W	12	SE,SW

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
MARGUERITE FREEMAN, VAN FREEMAN, A/K/A PETER V.R. FREEMAN II & PETER VAN RENSELAER FREEMAN II, AND BEVERLY FREEMAN, A/K/A BEVERLY A. FREEMAN, TRUSTEES OF THE MARGUERITE FREEMAN REVOCABLE TRUST	HOP ENERGIES, LLC	02/12/2010	02/12/2016	3 yr	0.2000	Weld	3679341	40.00	HBP - Washburn GX15-62NH	08N	62W	15	NE,NW
MARGUERITE FREEMAN, VAN FREEMAN, A/K/A PETER V.R. FREEMAN II & PETER VAN RENSELAER FREEMAN II, AND BEVERLY FREEMAN, A/K/A BEVERLY A. FREEMAN, TRUSTEES OF THE MARGUERITE FREEMAN REVOCABLE TRUST	HOP ENERGIES, LLC	02/12/2010	02/12/2016	3 yr	0.2000	Weld	3679341	120.00	HBP - Planck 1-14H	08N	62W	14	NE,NW
MARGUERITE FREEMAN, VAN FREEMAN, A/K/A PETER V.R. FREEMAN II & PETER VAN RENSELAER FREEMAN II, AND BEVERLY FREEMAN, A/K/A BEVERLY A. FREEMAN, TRUSTEES OF THE MARGUERITE FREEMAN REVOCABLE TRUST	HOP ENERGIES, LLC	02/12/2010	02/11/2016	Opt. Exr. 3 Yr	0.2000	Weld	3679341	120.00	Undeveloped	08N	62W	11	SE,NE
MARILYN A. ZELLE AND HENRY H. ZELLE, W/H	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	04/26/2010	04/25/2015	N/A	0.2000	Weld	3694535	2.48	Undeveloped	09N	62W	12
THAT PART OF THE E/2 SE/4; BEGINNING AT A POINT 780 FEET NORTH OF THE SOUTHWEST CORNER OF THE E/2 SE/4 OF SECTION 12, EAST 362 FEET NORTH 12 DEGREES 30 MINUTES WEST 382 FEET, WEST 280 FEET, SOUTH 380 FEET TO THE PLACE OF BEGINNING. ALSO THAT PART OF THE E/2 SE/4 BEGINNING AT A POINT 20 FEET WEST OF THE NORTHWEST CORNER OF CONNALY RESERVOIR, SOUTH TO SOUTH LINE OF SECTION, EAST TO SOUTHEAST CORNER, NORTH TO A POINT ON THE EAST LINE OF SAID SECTION DUE EAST AND OPPOSITE TO POINT OF BEGINNING. WEST TO POINT OF BEGINNING , ALL IN SECTION 12, TOWNSHIP 9 NORTH, RANGE 62 WEST.

MCCULLISS RESOURCES, CO., INC.	HOP ENERGIES, LLC	03/31/2010	03/31/2013	N/A	0.2000	Weld	3707835	0.63	HBP - Dunn 1-13H	08N	62W	13	N2
MCCULLISS RESOURCES, CO., INC.	HOP ENERGIES, LLC	03/31/2010	03/31/2013	N/A	0.2000	Weld	3707835	0.63	HBP - Undeveloped	08N	62W	12	S2
CINDY MARKER HEGY AND JAMES P. HEGY, W/H	HOP ENERGIES, LLC	04/30/2010	04/29/2015	Opt. Exr. 2 Yr	0.2000	Weld	3691386	20.00	Undeveloped	09N	61W	17	NW
PHILLIP E. MCKINLEY,A/K/A PHIL MCKINLEY AND DIANE L. MCKINLEY, HUSBAND AND WIFE	HOP ENERGIES, LLC	07/29/2010	07/28/2015	Opt. Exr. 2 Yr	0.2000	Weld	3708457	33.75	Undeveloped	09N	61W	18	SE,S2 NE
PHILLIP E. MCKINLEY,A/K/A PHIL MCKINLEY AND DIANE L. MCKINLEY, HUSBAND AND WIFE	HOP ENERGIES, LLC	07/29/2010	07/28/2015	Opt. Exr. 2 Yr	0.2000	Weld	3708457	8.44	Undeveloped	09N	61W	18	W2 NW,NW SW
PHILLIP E. MCKINLEY,A/K/A PHIL MCKINLEY AND DIANE L. MCKINLEY, HUSBAND AND WIFE	HOP ENERGIES, LLC	07/29/2010	07/28/2015	Opt. Exr. 2 Yr	0.2000	Weld	3708457	5.63	Undeveloped	09N	61W	18	E2 SW
PHILLIP E. MCKINLEY,A/K/A PHIL MCKINLEY AND DIANE L. MCKINLEY, HUSBAND AND WIFE	HOP ENERGIES, LLC	07/29/2010	07/28/2015	Opt. Exr. 2 Yr	0.2000	Weld	3708457	56.25	Undeveloped	09N	61W	19	S2 NW,S2
PHILLIP E. MCKINLEY,A/K/A PHIL MCKINLEY AND DIANE L. MCKINLEY, HUSBAND AND WIFE	HOP ENERGIES, LLC	07/29/2010	07/28/2015	Opt. Exr. 2 Yr	0.2000	Weld	3708457	11.25	Undeveloped	09N	62W	24	SE NE,NE SE

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
PHILLIP E. MCKINLEY,A/K/A PHIL MCKINLEY AND DIANE L. MCKINLEY, HUSBAND AND WIFE	HOP ENERGIES, LLC	07/29/2010	07/28/2015	Opt. Exr. 2 Yr	0.2000	Weld	3708457	22.50	Undeveloped	09N	62W	25	NE
PHILLIP E. MCKINLEY,A/K/A PHIL MCKINLEY AND DIANE L. MCKINLEY, HUSBAND AND WIFE	HOP ENERGIES, LLC	07/29/2010	07/28/2015	Opt. Exr. 2 Yr	0.2000	Weld	3708456	5.63	Undeveloped	09N	61W	18	E2 NW
PHILLIP E. MCKINLEY,A/K/A PHIL MCKINLEY AND DIANE L. MCKINLEY, HUSBAND AND WIFE	HOP ENERGIES, LLC	07/29/2010	07/28/2015	Opt. Exr. 2 Yr	0.2000	Weld	3708456	11.25	Undeveloped	09N	61W	18	N2 NE
NEIL STEWART WEST AND JOAN M. WEST, H/W	JAMES C. KARO ASSOCIATES	03/30/2010	03/29/2015	N/A	0.2000	Weld	3687651	52.48	Undeveloped	07N	60W	06	W2
BECKY J. NYGARD, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	07/07/2010	07/06/2015	N/A	0.2000	Weld	3706553	0.63	Undeveloped	09N	61W	04	S2 NE, LOT1, LOT2
BECKY J. NYGARD, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	06/02/2010	06/01/2015	N/A	0.2000	Weld	3702099	0.48	Undeveloped	07N	61W	12	N2 NW,W2 NE
BECKY J. NYGARD, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	06/02/2010	06/01/2015	N/A	0.2000	Weld	3702099	0.16	Undeveloped	07N	61W	24	NE
MARCIA G. PETERSON, A MARRIED PERSON DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/15/2010	04/15/2014	Opt. Exr. 1 Yr	0.2000	Weld	3691381	3.33	HBP - Staudinger 1-31H	07N	61W	06	NE
MARCIA G. PETERSON, A MARRIED PERSON DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt. Exr. 1 Yr	0.2000	Weld	3691382	6.67	Undeveloped	07N	61W	05	SW
MARCIA G. PETERSON, A MARRIED PERSON DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/15/2010	04/15/2014	Opt. Exr. 1 Yr	0.2000	Weld	3691382	3.33	HBP - Staudinger 1-31H	07N	61W	06	W2 NW
MARCIA G. PETERSON, A MARRIED PERSON DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/15/2010	04/15/2014	Opt. Exr. 1 Yr	0.2000	Weld	3691382	1.67	HBP - Staudinger 1-31H	07N	61W	06	E2 NW
MARCIA G. PETERSON, A MARRIED PERSON DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/15/2010	04/15/2014	Opt. Exr. 1 Yr	0.2000	Weld	3691382	13.33	HBP - Marconi 1-1H	07N	62W	01	N2
MARCIA G. PETERSON, A MARRIED PERSON DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt. Exr. 1 Yr	0.2000	Weld	3691382	6.67	Undeveloped	07N	62W	02	N2
MARCIA G. PETERSON, A MARRIED PERSON DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt. Exr. 1 Yr	0.2000	Weld	3691382	6.67	Undeveloped	08N	62W	26	S2
DEAN M. POUSH, A/K/A DEAN MARQUIS POUSH, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	03/26/2010	03/25/2016	Opt. Exr. 3 Yr	0.2000	Weld	3699234	9.92	Undeveloped	07N	60W	10	E2
DORIS L. POUSH, A SINGLE WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	03/26/2010	03/25/2016	Opt. Exr. 3 Yr	0.2000	Weld	3688985	50.24	Undeveloped	07N	60W	10	E2

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
LESTER J. POUSH, A/K/A LESTER JAMES POUSH, JR., A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	03/26/2010	03/25/2016	Opt. Exr. 3 Yr	0.2000	Weld	3688986	9.92	Undeveloped	07N	60W	10	E2
RONALD L. POUSH , A/K/A RONALD LEE POUSH, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	03/26/2010	03/25/2016	Opt. Exr. 3 Yr	0.2000	Weld	3688987	9.92	Undeveloped	07N	60W	10	E2
CHARLES ROLLIN POWELL, DEALING IN HIS SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	05/06/2010	05/05/2015	N/A	0.2000	Weld	3702368	2.48	Undeveloped	09N	62W	12
THAT PART OF THE E/2 SE/4; BEGINNING AT A POINT 780 FEET NORTH OF THE SOUTHWEST CORNER OF THE E/2 SE/4 OF SECTION 12, EAST 362 FEET NORTH 12 DEGREES 30 MINUTES WEST 382 FEET, WEST 280 FEET, SOUTH 380 FEET TO THE PLACE OF BEGINNING. ALSO THAT PART OF THE E/2 SE/4 BEGINNING AT A POINT 20 FEET WEST OF THE NORTHWEST CORNER OF CONNALY RESERVOIR, SOUTH TO SOUTH LINE OF SECTION, EAST TO SOUTHEAST CORNER, NORTH TO A POINT ON THE EAST LINE OF SAID SECTION DUE EAST AND OPPOSITE TO POINT OF BEGINNING, WEST TO POINT OF BEGINNING, ALL IN SECTION 12, TOWNSHIP 9 NORTH, RANGE 62 WEST.,

NORMAN H. REED, A SINGLE MAN	HOP ENERGIES, LLC	01/11/2010	01/10/2013	3 yr	0.2000	Weld	3671054	32.00	HBP - Marconi 1-1H	07N	62W	01	SW
JOHN G. REID II, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	06/24/2010	06/23/2015	Opt. Exr. 3 Yr	0.2000	Weld	3706552	2.52	Undeveloped	09N	61W	04	S2 NE, LOT1, LOT2
CLARENCE WILLIAM ROBINSON, JR. AND JOSEPHINE C. ROBINSON, HUSBAND AND WIFE	DIAMOND OPERATING, INC.	07/26/2010	07/25/2015	Opt. Exr. 2 Yr	0.2000	Weld	3709516	2.71	Undeveloped	09N	61W	04	S2 NE, LOT1, LOT2
WILDA ALLAN ROKOS, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	03/30/2010	03/29/2014	4 Yr	0.2000	Weld	3685928	320.00	HBP - Wallach 1-8H	07N	61W	08	NW,SW
RUTH R. MANY AND FLOYD B. MANY, WIFE AND HUSBAND	JAMES C. KARO ASSOCIATES	09/21/2007	09/20/2012	N/A	0.2000	Weld	3528113	240.00	HBP - Planck 1-14H	08N	62W	23	NW,S2 SE
MYRON SHOWERS AND KATHLEEN L. SHOWERS, H/W	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	01/29/2010	01/28/2013	3 yr	0.2000	Weld	3692140	320.19	HBP - Pergamos 1-4-34-7-60	07N	60W	04	S2 NW,SW, LOT3, LOT4
MYRON SHOWERS AND KATHLEEN L. SHOWERS, H/W	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	01/29/2010	01/28/2013	3 yr	0.2000	Weld	3692140	320.00	HBP - Leggett 1-5H	07N	60W	05	S2
JOAN SIMS, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	01/22/2010	12/10/2013	3 yr	0.2000	Weld	3682347	106.58	HBP - Buchner 1-2H	07N	60W	02	S2 NE,SE,S2 NW,SW, LOT1, LOT2, LOT3, LOT4
BARRY LEE SONGER AND AUDRE P. SONGER, H/W	HOP ENERGIES, LLC	04/15/2010	04/14/2013	Opt. Exr. 1 Yr	0.2000	Weld	3691376	13.33	HBP - Marconi 1-1H	07N	62W	01	N2
BARRY LEE SONGER AND AUDRE P. SONGER, H/W	HOP ENERGIES, LLC	04/15/2010	04/14/2013	Opt. Exr. 1 Yr	0.2000	Weld	3691376	1.67	HBP - Staudinger 1-31H	07N	61W	06	E2 NW
BARRY LEE SONGER AND AUDRE P. SONGER, H/W	HOP ENERGIES, LLC	04/15/2010	04/14/2013	Opt. Exr. 1 Yr	0.2000	Weld	3691376	3.33	HBP - Staudinger 1-31H	07N	61W	06	W2 NW
BARRY LEE SONGER AND AUDRE P. SONGER, H/W	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt. Exr. 1 Yr	0.2000	Weld	3691376	6.68	Undeveloped	07N	62W	02	N2
BARRY LEE SONGER AND AUDRE P. SONGER, H/W	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt. Exr. 1 Yr	0.2000	Weld	3691376	6.68	Undeveloped	08N	62W	26	S2
BARRY LEE SONGER AND AUDRE P. SONGER, H/W	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt. Exr. 1 Yr	0.2000	Weld	3691376	6.67	Undeveloped	07N	61W	05	SW

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
BARRY LEE SONGER AND AUDRE P. SONGER, H/W	HOP ENERGIES, LLC	04/15/2010	04/14/2013	Opt. Exr. 1 Yr	0.2000	Weld	3695223	3.33	HBP - Staudinger 1-31H	07N	61W	06	NE
DONALD JAMES WEST AND PATRICIA D. WEST, H/W	JAMES C. KARO ASSOCIATES	09/26/2007	09/25/2011	Opt. Exr. 5 Yr	0.2000	Weld	3520937	53.33	HBP - Dunn 1-13H	08N	62W	13	S2
DONALD JAMES WEST AND PATRICIA D. WEST, H/W	JAMES C. KARO ASSOCIATES	09/26/2007	09/25/2011	Opt. Exr. 5 Yr	0.2000	Weld	3520937	53.33	HBP - Dunn 1-13H	08N	62W	24	N2
PATSY J. SONGER, A WIDOW	HOP ENERGIES, LLC	04/15/2010	04/14/2013	Opt. Exr. 1 Yr	0.2000	Weld	3690133	13.33	HBP - Marconi 1-1H	07N	62W	01	N2
PATSY J. SONGER, A WIDOW	HOP ENERGIES, LLC	04/15/2010	04/14/2013	Opt. Exr. 1 Yr	0.2000	Weld	3690133	1.67	HBP - Staudinger 1-31H	07N	61W	06	E2 NW
PATSY J. SONGER, A WIDOW	HOP ENERGIES, LLC	04/15/2010	04/14/2013	Opt. Exr. 1 Yr	0.2000	Weld	3690133	3.33	HBP - Staudinger 1-31H	07N	61W	06	W2 NW
PATSY J. SONGER, A WIDOW	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt. Exr. 1 Yr	0.2000	Weld	3690133	6.67	Undeveloped	07N	62W	02	N2
PATSY J. SONGER, A WIDOW	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt. Exr. 1 Yr	0.2000	Weld	3690133	6.67	Undeveloped	08N	62W	26	S2
PATSY J. SONGER, A WIDOW	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt. Exr. 1 Yr	0.2000	Weld	3690133	6.67	Undeveloped	07N	61W	05	SW
PATSY J. SONGER, A WIDOW	HOP ENERGIES, LLC	04/15/2010	04/14/2013	Opt. Exr. 1 Yr	0.2000	Weld	3691378	3.33	HBP - Staudinger 1-31H	07N	61W	06	NE
JAMES ALAN SONGER AND KELLY SONGER, H/W	HOP ENERGIES, LLC	04/15/2010	04/14/2013	Opt. Exr. 1 Yr	0.2000	Weld	3690742	13.33	HBP - Marconi 1-1H	07N	62W	01	N2
JAMES ALAN SONGER AND KELLY SONGER, H/W	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt. Exr. 1 Yr	0.2000	Weld	3690742	6.67	Undeveloped	07N	62W	02	N2
JAMES ALAN SONGER AND KELLY SONGER, H/W	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt. Exr. 1 Yr	0.2000	Weld	3690742	6.67	Undeveloped	08N	62W	26	S2
JAMES ALAN SONGER AND KELLY SONGER, H/W	HOP ENERGIES, LLC	04/15/2010	04/14/2013	Opt. Exr. 1 Yr	0.2000	Weld	3690742	3.33	HBP - Staudinger 1-31H	07N	61W	06	W2 NW
JAMES ALAN SONGER AND KELLY SONGER, H/W	HOP ENERGIES, LLC	04/15/2010	04/14/2013	Opt. Exr. 1 Yr	0.2000	Weld	3690742	1.67	HBP - Staudinger 1-31H	07N	61W	06	E2 NW
JAMES ALAN SONGER AND KELLY SONGER, H/W	HOP ENERGIES, LLC	04/15/2010	04/14/2014	Opt. Exr. 1 Yr	0.2000	Weld	3690742	6.67	Undeveloped	07N	61W	05	SW
ANDREW E. WEST AND MERIETTA B. WEST, H/W	HOP ENERGIES, LLC	01/09/2010	01/18/2013	3 yr	0.2000	Weld	3671055	40.00	HBP - Perrin 1-10H	07N	62W	10	NW
DONALD JAMES WEST AND PATRICIA D. WEST, H/W	JAMES C. KARO ASSOCIATES	03/30/2010	03/29/2015	N/A	0.2000	Weld	3687652	52.48	Undeveloped	07N	60W	06	W2
LORI A. WEST, A SINGLE WOMAN	JAMES C. KARO ASSOCIATES	09/26/2007	09/25/2011	Opt. Exr. 5 Yr	0.2000	Weld	3520933	106.67	HBP - Dunn 1-13H	08N	62W	13	S2
LORI A. WEST, A SINGLE WOMAN	JAMES C. KARO ASSOCIATES	09/26/2007	09/25/2011	Opt. Exr. 5 Yr	0.2000	Weld	3520933	106.67	HBP - Dunn 1-13H	08N	62W	24	N2
NEIL STEWART WEST AND JOAN M. WEST, H/W	JAMES C. KARO ASSOCIATES	09/26/2007	09/25/2011	Opt. Exr. 5 Yr	0.2000	Weld	3520931	53.33	HBP - Dunn 1-13H	08N	62W	13	S2
NEIL STEWART WEST AND JOAN M. WEST, H/W	JAMES C. KARO ASSOCIATES	09/26/2007	09/25/2011	Opt. Exr. 5 Yr	0.2000	Weld	3520931	53.33	HBP - Dunn 1-13H	08N	62W	24	N2
CHARLES J. WHEELER, A SINGLE MAN	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	04/26/2010	04/25/2015	N/A	0.2000	Weld	3692144	2.48	Undeveloped	09N	62W	12
THAT PART OF THE E/2 SE/4; BEGINNING AT A POINT 780 FEET NORTH OF THE SOUTHWEST CORNER OF THE E/2 SE/4 OF SECTION 12, EAST 362 FEET NORTH 12 DEGREES 30 MINUTES WEST 382 FEET, WEST 280 FEET, SOUTH 380 FEET TO THE PLACE OF BEGINNING. ALSO, THAT PART OF THE E/2 SE/4 BEGINNING AT A POINT 20 FEET WEST OF THE NORTHWEST CORNER OF CONNALLY RESERVOIR, SOUTH TO SOUTH LINE OF SECTION, EAST TO SOUTHEAST CORNER, NORTH TO A POINT ON THE EAST LINE OF SAID SECTION DUE EAST AND OPPOSITE TO POINT OF BEGINNING, WEST TO POINT OF BEGINNING, ALL IN SECTION 12, TOWNSHIP 9 NORTH, RANGE 62 WEST.,

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
JOHN W. WHEELER, A SINGLE MAN	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	04/26/2010	04/25/2015	N/A	0.2000	Weld	3692145	2.48	Undeveloped	09N	62W	12
THAT PART OF THE E/2 SE/4; BEGINNING AT A POINT 780 FEET NORTH OF THE SOUTHWEST CORNER OF THE E/2 SE/4 OF SECTION 12, EAST 362 FEET NORTH 12 DEGREES 30 MINUTES WEST 382 FEET, WEST 280 FEET, SOUTH 380 FEET TO THE PLACE OF BEGINNING. ALSO THAT PART OF THE E/2SE/4 BEGINNING AT A POINT 20 FEET WEST OF THE NORTHWEST CORNER OF CONNALY RESERVOIR, SOUTH TO SOUTH LINE OF SECTION, EAST TO SOUTHEAST CORNER, NORTH TO A POINT ON THE EAST LINE OF SAID SECTION DUE EAST AND OPPOSITE TO A POINT OF BEGINNING, WEST TO POINT OF BEGINNING, ALL IN SECTION 12, TOWNSHIP 9 NORTH, RANGE 6 WEST.,

BOB E. WHITE AND KEITHA E. WHITE, H/W	HOP ENERGIES, LLC	01/13/2010	01/12/2016	Opt. Exr. 3 Yr	0.2000	Weld	3672668	80.00	Undeveloped	08N	62W	33	SE
BOB E. WHITE AND KEITHA E. WHITE, H/W	HOP ENERGIES, LLC	01/13/2010	01/12/2016	Opt. Exr. 3 Yr	0.2000	Weld	3672668	640.00	Undeveloped	08N	62W	35	SE,SW,NE,NW
BOB E. WHITE AND KEITHA E. WHITE, H/W	HOP ENERGIES, LLC	01/13/2010	01/12/2013	Opt. Exr. 3 Yr	0.2000	Weld	3672668	64.00	HBP - Staudinger 1-31H	07N	61W	06	SE,SW
JERRIE L. WHITE, A SINGLE WOMAN	HOP ENERGIES, LLC	01/13/2010	01/12/2015	N/A	0.2000	Weld	3672665	160.00	HBP - Marconi 1-1H	07N	62W	01	SE
JERRIE L. WHITE, A SINGLE WOMAN	HOP ENERGIES, LLC	01/13/2010	01/12/2015	N/A	0.2000	Weld	3672665	160.00	HBP - Marconi 1-1H	07N	62W	01	NE,NW
JERRIE L. WHITE, A SINGLE WOMAN	HOP ENERGIES, LLC	01/13/2010	01/12/2015	N/A	0.2000	Weld	3672665	20.00	Undeveloped	07N	62W	02	NE,NW
JERRIE L. WHITE, A SINGLE WOMAN	HOP ENERGIES, LLC	01/13/2010	01/12/2015	N/A	0.2000	Weld	3672665	240.00	HBP - Staudinger 1-31H	07N	61W	06	NE,E2 NW,W2 NW
JERRIE L. WHITE, A SINGLE WOMAN	HOP ENERGIES, LLC	01/13/2010	01/12/2015	N/A	0.2000	Weld	3672665	160.00	Undeveloped	08N	61W	29	SW
JERRIE L. WHITE, A SINGLE WOMAN	HOP ENERGIES, LLC	01/13/2010	01/12/2015	N/A	0.2000	Weld	3672665	160.00	Undeveloped	08N	61W	32	NW
DOUGLAS W. WILLIAMSON, AKA D.W. WILLIAMMSON, DEALING IN HIS SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	11/20/2009	11/19/2014	Opt. Exr. 3 Yr	0.2000	Weld	3674386	80.00	Undeveloped	09N	61W	09	SW
CAROL S. WOOD, A MARRIED PERSON DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/15/2010	04/14/2014	N/A	0.2000	Weld	3691380	13.33	HBP - Marconi 1-1H	07N	62W	01	N2
CAROL S. WOOD, A MARRIED PERSON DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/15/2010	04/14/2014	N/A	0.2000	Weld	3691380	1.67	HBP - Staudinger 1-31H	07N	61W	06	E2 NW
CAROL S. WOOD, A MARRIED PERSON DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/15/2010	04/14/2014	N/A	0.2000	Weld	3691380	3.33	HBP - Staudinger 1-31H	07N	61W	06	W2 NW
CAROL S. WOOD, A MARRIED PERSON DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/15/2010	04/14/2014	N/A	0.2000	Weld	3691380	6.67	Undeveloped	07N	62W	02	N2
CAROL S. WOOD, A MARRIED PERSON DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/15/2010	04/14/2014	N/A	0.2000	Weld	3691380	6.67	Undeveloped	08N	62W	26	S2
CAROL S. WOOD, A MARRIED PERSON DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/15/2010	04/14/2014	N/A	0.2000	Weld	3691380	6.67	Undeveloped	07N	61W	05	SW
PHILLIP E. MCKINLEY & DIANE L. MCKINLEY, HUSBAND AND WIFE	DIAMOND OPERATING, INC.	08/03/2002	06/30/2015	N/A	0.2000	Weld	2975483	15.00	HBP - Term Assignment	09N	61W	17	E2
JEANNE BOGGS	DIAMOND RESOURCES CO.	04/04/2011	04/03/2014	1 Yr	0.2000	Weld	3773114	5.06	HBP - Greasewood 09-19H	06N	61W	19	NE SW,SE SW, LOT3, LOT4
JEANNE BOGGS	DIAMOND RESOURCES CO.	04/04/2011	04/03/2014	1 Yr	0.2000	Weld	3773114	7.75	HBP - Rosenberg 6-61-30-0164BH	06N	61W	30	W2 NE,E2 NW, LOT1, LOT2

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
JEANNE BOGGS	DIAMOND RESOURCES CO.	04/04/2011	04/03/2014	1 Yr	0.2000	Weld	3773114	4.00	Undeveloped	06N	62W	25	E2 NE,NW NE
RALEIGH WALLACE, F/K/A RALEIGH BERENSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	04/13/2011	04/12/2015	N/A	0.1875	Weld	3773111	0.12	Undeveloped	09N	61W	09	E2 NE,SW NE,NW/4 NE/4 LESS THE "J" SAND FORMATION,
RALEIGH WALLACE, F/K/A RALEIGH BERENSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	04/13/2011	04/12/2015	N/A	0.1875	Weld	3773111	0.24	Undeveloped	09N	61W	10	NW
CAROL S. WOOD, A MARRIED PERSON DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/15/2010	04/14/2014	1 Yr	0.2000	Weld	3691379	3.33	HBP - Staudinger 1-31H	07N	61W	06	NE
JUDY TOURNILLON	DIAMOND RESOURCES CO.	04/04/2011	04/03/2014	1 Yr	0.2000	Weld	3773113	5.06	HBP - Greasewood 09-19H	06N	61W	19	NE SW,SE SW, LOT3, LOT4
JUDY TOURNILLON	DIAMOND RESOURCES CO.	04/04/2011	04/03/2014	1 Yr	0.2000	Weld	3773113	7.75	HBP - Rosenberg 6-61-30-0164BH	06N	61W	30	W2 NE,E2 NW, LOT1, LOT2
JUDY TOURNILLON	DIAMOND RESOURCES CO.	04/04/2011	04/03/2014	1 Yr	0.2000	Weld	3773113	4.00	Undeveloped	06N	62W	25	E2 NE,NW NE
LINDA C. WOODWORTH	HOP ENERGIES, LLC	04/23/2010	04/22/2015	Opt. Exr. 2 Yr	0.2000	Weld	3691387	20.00	Undeveloped	09N	61W	17	NW
RALEIGH WALLACE, F/K/A RALEIGH BERENSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	04/15/2011	04/14/2015	N/A	0.1875	Weld	3773110	0.12	Undeveloped	09N	61W	03	SW
RALEIGH WALLACE, F/K/A RALEIGH BERENSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	04/15/2011	04/14/2015	N/A	0.1875	Weld	3773110	0.13	Undeveloped	09N	61W	10	NE
NANCY JO WOOLRIDGE AND HAROLD WOOLDRIDGE, HER HUSBAND	HOP ENERGIES, LLC	04/09/2010	04/08/2015	N/A	0.2000	Weld	3687459	3.33	Undeveloped	09N	61W	17	NW
NANCY JO WOOLRIDGE AND HAROLD WOOLDRIDGE, HER HUSBAND	HOP ENERGIES, LLC	04/09/2010	04/08/2015	N/A	0.2000	Weld	3687459	6.01	Undeveloped	09N	61W	18	E2 NW,E2 SW, LOT1, LOT2, LOT3
NANCY JO WOOLRIDGE AND HAROLD WOOLDRIDGE, HER HUSBAND	HOP ENERGIES, LLC	04/09/2010	04/08/2015	N/A	0.2000	Weld	3687459	6.67	Undeveloped	09N	61W	17	SW
NANCY JO WOOLRIDGE AND HAROLD WOOLDRIDGE, HER HUSBAND	HOP ENERGIES, LLC	04/09/2010	04/08/2015	N/A	0.2000	Weld	3687459	13.33	Undeveloped	09N	61W	18	E2
NANCY JO WOOLRIDGE AND HAROLD WOOLDRIDGE, HER HUSBAND	HOP ENERGIES, LLC	04/09/2010	04/08/2015	N/A	0.2000	Weld	3687459	3.33	Undeveloped	09N	62W	24	SE NE,NE SE
NANCY JO WOOLRIDGE AND HAROLD WOOLDRIDGE, HER HUSBAND	HOP ENERGIES, LLC	04/09/2010	04/08/2015	N/A	0.2000	Weld	3687459	6.67	Undeveloped	09N	62W	25	NE
MAJORIE A. WORSTER, A SINGLE WOMAN	HOP ENERGIES, LLC	02/25/2010	02/24/2013	3 yr	0.2000	Weld	3684806	3.75	HBP - Marconi 1-1H	07N	62W	12	SE NW,SE SW
DOROTHY F. TIMM. TRUSTEE OF THE DOROTHY TIMM REVOCABLE LIVING TRUST	HOP ENERGIES, LLC	03/24/2010	03/23/2015	N/A	0.2000	Weld	3686413	22.50	Undeveloped	09N	61W	17	NW
DOROTHY F. TIMM. TRUSTEE OF THE DOROTHY TIMM REVOCABLE LIVING TRUST	HOP ENERGIES, LLC	03/24/2010	03/23/2015	N/A	0.2000	Weld	3686413	40.57	Undeveloped	09N	61W	18	E2 NW,E2 SW, LOT1, LOT2, LOT3
DOROTHY F. TIMM. TRUSTEE OF THE DOROTHY TIMM REVOCABLE LIVING TRUST	HOP ENERGIES, LLC	03/24/2010	03/23/2015	N/A	0.2000	Weld	3686413	45.00	Undeveloped	09N	61W	17	SW
DOROTHY F. TIMM. TRUSTEE OF THE DOROTHY TIMM REVOCABLE LIVING TRUST	HOP ENERGIES, LLC	03/24/2010	03/23/2015	N/A	0.2000	Weld	3686413	90.00	Undeveloped	09N	61W	18	E2

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
DOROTHY F. TIMM. TRUSTEE OF THE DOROTHY TIMM REVOCABLE LIVING TRUST	HOP ENERGIES, LLC	03/24/2010	03/23/2015	N/A	0.2000	Weld	3686413	22.50	Undeveloped	09N	62W	24	SE NE,NE SE
DOROTHY F. TIMM. TRUSTEE OF THE DOROTHY TIMM REVOCABLE LIVING TRUST	HOP ENERGIES, LLC	03/24/2010	03/23/2015	N/A	0.2000	Weld	3686413	45.00	Undeveloped	09N	62W	25	NE
FRED H. CARR & JOAN C. CARR, TRUSTEES UNDER THAT CERTAIN TRUST INDENTURE DATED 6/24/1983	DIAMOND RESOURCES CO.	03/21/2011	03/20/2016	N/A	0.1875	Weld	3775090	1.25	HBP - Dunn 1-13H	08N	62W	13	N2
VIRGINIA ANN CROSS	DIAMOND RESOURCES CO.	05/31/2011	05/30/2016	N/A	0.1667	Weld	3776079	8.00	Undeveloped	06N	61W	34	NE NW,NW NE
NANCY CATHERINE LEVY-GLOSSIP, F/K/A NANCY CATHERINE LEVY, F/K/A NANCY CATHERING GROSS	DIAMOND RESOURCES CO.	05/31/2011	05/30/2016	N/A	0.1667	Weld	3776080	8.00	Undeveloped	06N	61W	34	NE NW,NW NE
JOHN M. JOHNSON, ATTORNEY-IN-FACT FOR MARY IMOGENE JOHNSON, A/K/A PEGGY JOHNSON, A WIDOW	DIAMOND RESOURCES CO.	01/31/2011	01/30/2014	N/A	0.1800	Weld	3752326	1.95	Undeveloped	09N	61W	09	SW NE,E2 NE,NW NE
DORENE E. LOEW, A SINGLE WOMAN	DIAMOND RESOURCES CO.	03/15/2011	03/14/2014	2 Yr	0.1875	Weld	3761013	9.44	Undeveloped	07N	61W	18	E2 NW, LOT1, LOT2
LINDA L. MARLIN, A SINGLE WOMAN	DIAMOND RESOURCES CO.	03/15/2011	03/14/2014	2 Yr	0.1875	Weld	3761012	9.44	Undeveloped	07N	61W	18	E2 NW, LOT1, LOT2
GREAT NORTHERN PROPERTIES, LLLP	DIAMOND RESOURCES CO.	08/24/2011	08/23/2014	2 Yr	0.1875	Weld	3793144	20.00	Undeveloped	07N	60W	18	E2 NE
GREAT NORTHERN PROPERTIES, LLLP	DIAMOND RESOURCES CO.	08/24/2011	08/23/2014	2 Yr	0.1875	Weld	3793144	10.00	Undeveloped	08N	61W	02	SW
JACK DELANEY, A WIDOWER	DIAMOND RESOURCES CO.	08/25/2011	08/24/2014	N/A	0.2000	Weld	3793142	8.00	Undeveloped	10N	61W	26	SW
DALE WALLS, A WIDOWER	DIAMOND RESOURCES CO.	08/29/2011	08/28/2014	N/A	0.2000	Weld	3793143	4.00	Undeveloped	10N	61W	26	SW
ROGER CRAFT, ATTORNEY-IN-FACT FOR LUCILLE CRAFT	DIAMOND RESOURCES CO.	08/31/2011	08/30/2014	N/A	0.2000	Weld	3797153	8.00	Undeveloped	10N	61W	26	SW
BECKY BUTCHER	DIAMOND RESOURCES CO.	08/30/2011	08/29/2014	N/A	0.2000	Weld	3793141	1.00	Undeveloped	10N	61W	26	SW
TODD J. WALLS	DIAMOND RESOURCES CO.	08/31/2011	08/30/2014	N/A	0.2000	Weld	3794077	1.00	Undeveloped	10N	61W	26	SW
DEBBIE A. SINGER	DIAMOND RESOURCES CO.	08/31/2011	08/30/2014	N/A	0.2000	Weld	3794076	1.00	Undeveloped	10N	61W	26	SW
MARIANNE BERENSON, A MARRRIED WOMAN	DIAMOND RESOURCES CO.	05/25/2011	05/24/2015	N/A	0.1875	Weld	3794074	0.12	Undeveloped	09N	61W	09	E2 NE,SW NE,NW NE, LESS THE 'J' SAND FORMATION
MARIANNE BERENSON, A MARRRIED WOMAN	DIAMOND RESOURCES CO.	05/25/2011	05/24/2015	N/A	0.1875	Weld	3794074	0.24	Undeveloped	09N	61W	10	NW
MARIANNE BERENSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	05/25/2011	05/24/2015	N/A	0.1875	Weld	3794075	0.12	Undeveloped	09N	61W	03	SW
MARIANNE BERENSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	05/25/2011	05/24/2015	N/A	0.1875	Weld	3794075	0.13	Undeveloped	09N	61W	10	NE
C. BRUCE SPANGLER	AG ENERGY PARTNERS, LP	05/16/2011	05/15/2016	N/A	0.2000	Weld	3777679	8.00	HBP - Planck 1-14H	08N	62W	23	SW
PETER V.R. FREEMAN, II, TRUSTEE OF THE MARGUERITE FREEMAN REVOCABLE TRUST	DIAMOND RESOURCES CO.	11/22/2011	11/21/2014	N/A	0.1875	Weld	3813012	40.00	Undeveloped	08N	62W	26	S2
CITY OF WRAY, COLORADO, A MUNICIPAL CORPORATION, REPRESENTED HEREIN BY KRIS JONES, MAYOR	BASELINE MINERALS, INC.	12/01/2010	11/30/2013	2 Yr	0.2000	Weld	3746211	26.67	HBP - Buchner 1-2H	07N	60W	11	W2
THE UNITED METHODIST CHURCH OF WRAY, A COLORADO NONPROFIT CORPORATION IN TRUST, REPRESENTED HEREIN BY ROBERT L. SCHNEIDER, TRUSTEE	BASELINE MINERALS, INC.	12/01/2010	11/30/2013	2 yr	0.2000	Weld	3746209	26.67	HBP - Buchner 1-2H	07N	60W	11	W2

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
WRAY AREA FOUNDATION, INC., A COLORADO NON-PROFIT CORPORATION, REPRESENTED HEREIN BY LANCE BOHALL	BASELINE MINERALS, INC.	12/01/2010	11/30/2013	2 Yr	0.2000	Weld	3746210	26.67	HBP - Buchner 1-2H	07N	60W	11	W2
DONALD W. GILLETTE, A WIDOW	HOP ENERGIES, LLC	03/24/2010	03/23/2015	N/A	0.2000	Weld	3686414	22.50	Undeveloped	09N	61W	17	NW
DONALD W. GILLETTE, A WIDOW	HOP ENERGIES, LLC	03/24/2010	03/23/2015	N/A	0.2000	Weld	3686414	40.57	Undeveloped	09N	61W	18	E2 NW,E2 SW, LOT1, LOT2, LOT3
DONALD W. GILLETTE, A WIDOW	HOP ENERGIES, LLC	03/24/2010	03/23/2015	N/A	0.2000	Weld	3686414	45.00	Undeveloped	09N	61W	17	SW
DONALD W. GILLETTE, A WIDOW	HOP ENERGIES, LLC	03/24/2010	03/23/2015	N/A	0.2000	Weld	3686414	90.00	Undeveloped	09N	61W	18	E2
DONALD W. GILLETTE, A WIDOW	HOP ENERGIES, LLC	03/24/2010	03/23/2015	N/A	0.2000	Weld	3686414	22.50	Undeveloped	09N	62W	24	SE NE,NE SE
DONALD W. GILLETTE, A WIDOW	HOP ENERGIES, LLC	03/24/2010	03/23/2015	N/A	0.2000	Weld	3686414	45.00	Undeveloped	09N	62W	25	NE
ROBERT H. HEMPHILL AND BEVERLY SUE HEMPHILL, HUSBAND & WIFE	HOP ENERGIES, LLC	01/14/2010	01/13/2013	3 yr	0.2000	Weld	3671057	480.00	HBP - Hahn 1-4H	07N	62W	04	SE,NE,NW,SW
ROBERT H. HEMPHILL AND BEVERLY SUE HEMPHILL, HUSBAND & WIFE	HOP ENERGIES, LLC	01/14/2010	01/13/2013	3 yr	0.2000	Weld	3671057	20.00	HBP - Perrin 1-10H	07N	62W	10	NW
MARILYN E. HARDY, A SINGLE WOMAN	HOP ENERGIES, LLC	01/14/2010	01/13/2013	3 yr	0.2000	Weld	3672664	160.00	HBP - Hahn 1-4H	07N	62W	04	SE,NE,NW,SW
MARILYN E. HARDY, A SINGLE WOMAN	HOP ENERGIES, LLC	01/14/2010	01/13/2013	3 yr	0.2000	Weld	3672664	20.00	HBP - Perrin 1-10H	07N	62W	10	NW
MARY ANN MOODY, A WIDOW	JAMES C. KARO ASSOCIATES	09/21/2007	09/20/2012	N/A	0.2000	Weld	3520932	80.00	HBP - Planck 1-14H	08N	62W	14	S2
DOUGLAS JUNIOR WATERMAN, A MARRIED MAN DEALING IN HIS SOLE & SEPARATE PROPERTY	JAMES C. KARO ASSOCIATES	01/11/2008	01/10/2013	N/A	0.2000	Weld	3555047	160.00	HBP - Planck 1-14H	08N	62W	14	S2
NORMAN L. DUNBAR, DEALING IN HIS SOLE & SEPARATE PROPERTY	DIAMOND OPERATING, INC.	08/03/2002	06/30/2015	N/A	0.2000	Weld	2980941	15.00	HBP - Term Assignment	09N	61W	17	E2
JAMES G. MCCUE III	NOCO OIL COMPANY, LLC	11/01/1999	06/30/2015	N/A	0.2000	Weld	2755202	3.25	HBP - Term Assignment	09N	61W	03	NW
JAMES G. MCCUE III	NOCO OIL COMPANY, LLC	11/01/1999	06/30/2015	N/A	0.2000	Weld	2755202	6.50	HBP - Term Assignment	09N	61W	10	N2
LOIS V. GILLETTE, INDIVIDUALLY AND AS TRUSTEE OF THE MILES T. GILLETTE TESTAMENTARY TRUST	NOCO OIL COMPANY, LLC	08/21/1999	06/30/2015	N/A	0.2000	Weld	2718913	180.00	HBP - Term Assignment	09N	61W	17	E2
JACK GILLETTE & BARBARA GILETTE, HUSBAND & WIFE	NOCO OIL COMPANY, LLC	08/21/1999	06/30/2015	N/A	0.2000	Weld	2718910	13.33	HBP - Term Assignment	09N	61W	17	E2
KATHLEEN M. PEAKE & RICK MOSER, CO-CONSERVATORS OF THE ESTATE OF BRUCE WAYNE MOSER	DIAMOND RESOURCES CO.	10/25/2011	10/24/2014	N/A	0.1875	Weld	3805987	22.86	HBP - Staudinger 1-31H	08N	61W	31	SE
RICK MOSER, A SINGLE MAN	DIAMOND RESOURCES CO.	10/25/2011	10/24/2014	N/A	0.1875	Weld	3805988	22.86	HBP - Staudinger 1-31H	08N	61W	31	SE
ARTINA E. CAMPBELL, A MARRIED WOMAN	DIAMOND RESOURCES CO.	10/25/2011	10/24/2014	N/A	0.1875	Weld	3805986	11.43	HBP - Staudinger 1-31H	08N	61W	31	SE
KATHLEEN M. PEAKE, A MARRIED WOMAN	DIAMOND RESOURCES CO.	10/25/2011	10/24/2014	N/A	0.1875	Weld	3805990	22.86	HBP - Staudinger 1-31H	08N	61W	31	SE
MABEL L. BAXTER, A WIDOW	DIAMOND RESOURCES CO.	12/06/2011	12/05/2014	N/A	0.1875	Weld	3814389	3.13	HBP - Perrin 1-10H	07N	62W	10	A 5.00 ACRE TRACT IN NE/4 DESCRIBED AS: LOT A OF RECORDED EXEMPTION NO. 0715-10-1-RE2365, BEING A PART OF THE W/2 NE/4 ACCORDING TO THE MAP RECORDED 1/27/1999 AS RECEPTION NO. 2669482,
NANCY JO WOOLRIDGE AND HAROLD WOOLDRIDGE, WIFE AND HUSBAND	NOCO OIL COMPANY, LLC	08/21/1999	06/30/2015	N/A	0.2000	Weld	2718915	13.33	HBP - Term Assignment	09N	61W	17	E2

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
BETTY J. WARE, INDIVIDUALLY AND AS SUCCESSOR TRUSTEE OF THE VERA W. JENNINGS TRUST	NOCO OIL COMPANY, LLC	08/21/1999	06/30/2015	N/A	0.2000	Weld	2718916	40.00	HBP - Term Assignment	09N	61W	17	E2
RHEA KALLSEN, A WIDOW	NOCO OIL COMPANY, LLC	08/21/1999	06/30/2015	N/A	0.2000	Weld	2718911	13.33	HBP - Term Assignment	09N	61W	17	E2
MARILYN N. MIHM IRREVOCABLE TRUST AGREEMENT ESTABLISHED BY THE FRANCES I. KIRK TRUST AGREEMENT, DATED MARCH 2, 1982, AND AMENDED AUGUST 21, 1987, CITIZENS NATION BANK OF CONCORDIA, KS TRUSTEE	HOP ENERGIES, LLC	05/14/2010	05/13/2013	N/A	0.2000	Weld	3696312	7.50	HBP - Undeveloped	07N	62W	11	SE NE
MARILYN N. MIHM IRREVOCABLE TRUST AGREEMENT ESTABLISHED BY THE FRANCES I. KIRK TRUST AGREEMENT, DATED MARCH 2, 1982, AND AMENDED AUGUST 21, 1987, CITIZENS NATION BANK OF CONCORDIA, KS TRUSTEE	HOP ENERGIES, LLC	05/14/2010	05/13/2013	N/A	0.2000	Weld	3696312	15.00	HBP - Marconi 1-1H	07N	62W	12	SE NW,SE SW
MARILYN N. MIHM IRREVOCABLE TRUST AGREEMENT ESTABLISHED BY THE FRANCES I. KIRK TRUST AGREEMENT, DATED MARCH 2, 1982, AND AMENDED AUGUST 21, 1987, CITIZENS NATION BANK OF CONCORDIA, KS TRUSTEE	HOP ENERGIES, LLC	05/14/2010	05/13/2013	N/A	0.2000	Weld	3696312	15.00	HBP - Undeveloped	07N	63W	25	SE
DONALD E. GREEN, AS TRUSTEE OF THE DONALD E. GREEN FAMILY TRUST, DATED MAY 16, 2003	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	07/24/2010	07/23/2013	2 yr	0.2000	Weld	3711479	69.91	HBP - Reines 1-1H	07N	60W	01	S2 NW,S2 NE,S2, LOT3, LOT4
ORVILLE JOHN BRUNMEIER, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	07/07/2010	07/06/2015	Opt. Exr. 2 Yr	0.2000	Weld	3704263	5.00	Undeveloped	07N	61W	12	S2 SW
PAUL F. BARNHART, JR., AS TRUSTEE OF THE BARNHART GRANDCHILDREN'S DECEMBER 1992 TRUST	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	04/08/2010	04/07/2015	Opt. Exr. 3 Yr	0.2000	Weld	3693517	1.25	Undeveloped	07N	61W	24	NE
BARBARA PATTERSON CHAPMAN, DEALING IN HER SOLE SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	04/23/2010	04/22/2016	Opt. Exr. 3 Yr	0.2000	Weld	3693518	1.94	Undeveloped	07N	61W	24	NE
ROSCOE EARL COX III AND KAY COX, HUSBAND AND WIFE	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	05/03/2010	05/02/2015	Opt. Exr. 3 Yr	0.2000	Weld	3697471	1.50	Undeveloped	07N	61W	24	NE
FULTON FAMILY 1996 REVOCABLE TRUST, CAROL E. FULTON & SHIRLEY D. FULTON, TRUSTEES	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	10/15/2010	10/14/2013	2 Yr	0.2000	Weld	3727975	39.82	HBP - Reines 1-1H	07N	60W	01	S2 NW, LOT3, LOT4
RECECA R. VANLITH, AS ATTORNEY-IN-FACT FOR BARBARA D. ROGERS	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	09/29/2010	09/28/2013	2 Yr	0.2000	Weld	3725853	39.82	HBP - Reines 1-1H	07N	60W	01	S2 NW, LOT3, LOT4
THE SKEETERS COMPANY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	08/27/2010	08/26/2013	2 Yr	0.2000	Weld	3732646	9.96	HBP - Reines 1-1H	07N	60W	01	S2 NW, LOT3, LOT4

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
SHARON R. JONES, A SINGLE WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	09/22/2010	09/21/2015	Opt. Exr. 2 Yr	0.2000	Weld	3725852	0.46	Undeveloped	07N	61W	12	N2 NW,W2 NE
SHARON R. JONES, A SINGLE WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	09/22/2010	09/21/2015	Opt. Exr. 2 Yr	0.2000	Weld	3725852	0.46	Undeveloped	07N	61W	23	NE
SHARON R. JONES, A SINGLE WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	09/22/2010	09/21/2015	Opt. Exr. 2 Yr	0.2000	Weld	3725852	0.39	Undeveloped	07N	61W	23	W2
SHARON R. JONES, A SINGLE WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	09/22/2010	09/21/2015	Opt. Exr. 2 Yr	0.2000	Weld	3725852	0.12	Undeveloped	07N	61W	24	NW
SHARON R. JONES, A SINGLE WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	09/22/2010	09/21/2015	Opt. Exr. 2 Yr	0.2000	Weld	3725852	0.15	Undeveloped	07N	61W	24	NE
HOBE MINERALS LIMITED LIABILITY COMPANY, A WYOMING LIMITED LIABILITY COMPANY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	08/12/2010	08/11/2015	Opt. Exr. 2 Yr	0.2000	Weld	3713007	7.50	Undeveloped	07N	61W	12	N2 NW, W2 NE
HOBE MINERALS LIMITED LIABILITY COMPANY, A WYOMING LIMITED LIABILITY COMPANY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	08/12/2010	08/11/2015	Opt. Exr. 2 Yr	0.2000	Weld	3713007	2.63	Undeveloped	07N	61W	23	NE
HOBE MINERALS LIMITED LIABILITY COMPANY, A WYOMING LIMITED LIABILITY COMPANY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	08/12/2010	08/11/2015	Opt. Exr. 2 Yr	0.2000	Weld	3713007	8.75	Undeveloped	07N	61W	23	W2
HOBE MINERALS LIMITED LIABILITY COMPANY, A WYOMING LIMITED LIABILITY COMPANY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	08/12/2010	08/11/2015	Opt. Exr. 2 Yr	0.2000	Weld	3713007	2.50	Undeveloped	07N	61W	24	NE
HOBE MINERALS LIMITED LIABILITY COMPANY, A WYOMING LIMITED LIABILITY COMPANY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	08/12/2010	08/11/2015	Opt. Exr. 2 Yr	0.2000	Weld	3713007	2.63	Undeveloped	07N	61W	24	NW
RONALD J. SCHULTZ, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	09/30/2010	09/29/2015	Opt. Exr. 2 Yr	0.2000	Weld	3725851	0.46	Undeveloped	07N	61W	12	N2 NW,W2 NE
RONALD J. SCHULTZ, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	09/30/2010	09/29/2015	Opt. Exr. 2 Yr	0.2000	Weld	3725851	0.51	Undeveloped	07N	61W	23	NE,W2
RONALD J. SCHULTZ, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	09/30/2010	09/29/2015	Opt. Exr. 2 Yr	0.2000	Weld	3725851	0.27	Undeveloped	07N	61W	24	NE,NW
FREDERICK M. LOECHNER, A SINGLE MAN	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	08/06/2010	08/05/2015	Opt. Exr. 2 Yr	0.2000	Weld	3718651	12.00	Undeveloped	07N	61W	10	S2
FREDERICK M. LOECHNER, A SINGLE MAN	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	08/06/2010	08/05/2015	Opt. Exr. 2 Yr	0.2000	Weld	3718651	2.66	Undeveloped	07N	61W	13	W2
FREDERICK M. LOECHNER, A SINGLE MAN	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	08/06/2010	08/05/2015	Opt. Exr. 2 Yr	0.2000	Weld	3718651	1.33	Undeveloped	07N	61W	14	SE
FREDERICK M. LOECHNER, A SINGLE MAN	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	08/06/2010	08/05/2015	Opt. Exr. 2 Yr	0.2000	Weld	3718651	1.00	Undeveloped	07N	61W	24	NE

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
WALTER S. CENSOR, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	08/20/2010	08/19/2015	Opt. Exr. 2 Yr	0.2000	Weld	3718656	1.03	Undeveloped	07N	61W	24	NE
MONIQUE C. KATZ, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	08/20/2010	08/19/2015	Opt. Exr. 2 Yr	0.2000	Weld	3714814	1.03	Undeveloped	07N	61W	24	NE
YOUNGBLOOD, LTD.	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	09/22/2010	09/21/2015	Opt. Exr. 2 Yr	0.2000	Weld	3723162	5.00	Undeveloped	07N	61W	24	NE
SNOWFLAKE TRUST DATED DECEMBER 29, 2006, CHARLOTTE I. RAMSEY, TRUSTEE, C/O INTEGRITY FIRST BANK	DIAMOND OPERATING, INC.	06/07/2010	06/06/2015	Opt. Exr. 2 Yr	0.2000	Weld	3699514	10.10	Undeveloped	09N	61W	04	S2 NE, LOT1, LOT2
PAUL KING JONES, DEALING IN HIS SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	05/25/2010	05/24/2015	Opt. Exr. 2 Yr	0.2000	Weld	3698749	10.10	Undeveloped	09N	61W	04	S2 NE, LOT1, LOT2
WILSON H. SCOTT, DEALING IN HIS SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	05/25/2010	05/24/2015	Opt. Exr. 2 Yr	0.2000	Weld	3698748	10.10	Undeveloped	09N	61W	04	S2 NE, LOT1, LOT2
GLORIA A. MCINTOSH, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	06/11/2010	06/10/2015	Opt. Exr. 2 Yr	0.2000	Weld	3700382	10.10	Undeveloped	09N	61W	04	S2 NE, LOT1, LOT2
JOHN TUMA, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	06/11/2010	06/10/2015	Opt. Exr. 2 Yr	0.2000	Weld	3699690	5.05	Undeveloped	09N	61W	04	S2 NE, LOT1, LOT2
PRISCILLA TUMA RIDGELL, A SINGLE WOMAN	DIAMOND OPERATING, INC.	06/11/2010	06/10/2015	Opt. Exr. 2 Yr	0.2000	Weld	3701169	3.79	Undeveloped	09N	61W	04	S2 NE, LOT1, LOT2
HAYDEN HITCHCOCK AND KAREN HITCHCOCK, HUSBAND AND WIFE	DIAMOND OPERATING, INC.	04/09/2010	04/08/2015	Opt. Exr. 2 Yr	0.2000	Weld	3692376	20.19	Undeveloped	09N	61W	04	S2 NE, LOT1, LOT2
HOLLY HITCHCOCK GOURLEY, DEALING IN HER SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	06/15/2006	06/14/2016	Opt. Exr. 2 Yr	0.2000	Weld	3403745	20.00	Undeveloped	09N	61W	04	NE
LOIS I. SCOTT, A WIDOW	DIAMOND OPERATING, INC.	05/25/2010	05/24/2015	Opt. Exr. 2 Yr	0.2000	Weld	3697470	7.57	Undeveloped	09N	61W	04	S2 NE, LOT1, LOT2
LINDA SANTORA Linda Santora, a single woman	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	10/20/2010	10/19/2015	N/A	0.2000	Weld	3730773	11.25	HBP - Buchner 1-2H	07N	59W	07	W2 W2,E2 SW,W2 SE
LINDA SANTORA Linda Santora, a single woman	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	10/20/2010	10/19/2015	N/A	0.2000	Weld	3730773	1.25	HBP - Buchner 1-2H	07N	59W	17	S2
LINDA SANTORA Linda Santora, a single woman	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	10/20/2010	10/19/2015	N/A	0.2000	Weld	3730773	7.03	HBP - Buchner 1-2H	07N	59W	18	S2,S2 NW,NW NW
LINDA SANTORA Linda Santora, a single woman	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	10/20/2010	10/19/2015	N/A	0.2000	Weld	3730773	6.25	HBP - Buchner 1-2H	07N	60W	11	W2
LINDA SANTORA Linda Santora, a single woman	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	10/20/2010	10/19/2015	N/A	0.2000	Weld	3730773	15.00	HBP - Buchner 1-2H	07N	60W	12	E2 E2,W2
LINDA SANTORA Linda Santora, a single woman	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	10/20/2010	10/19/2015	N/A	0.2000	Weld	3730773	2.34	HBP - Buchner 1-2H	07N	60W	13	N2 NE, SE NE
LINDA SANTORA Linda Santora, a single woman	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	10/20/2010	10/19/2015	N/A	0.2000	Weld	3730773	0.37	HBP - Buchner 1-2H	07N	60W	14	E2 W2,SW SW,SE/4 LESS THE EAST 24 ACRES

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
AUDREY DOWDY, A MARRIED WOMAN	DIAMOND RESOURCES CO.	10/25/2011	10/24/2014	N/A	0.1875	Weld	3805989	11.43	HBP - Staudinger 1-31H	08N	61W	31	SE
HAT CREEK ROYALTY, LTD.	DIAMOND RESOURCES CO.	01/12/2012	01/11/2015	N/A	0.2000	Weld	3825078	11.67	HBP - Buchner 1-2H	07N	60W	11	W2
KAREN NITSCHKE, ATTORNEY-IN-FACT FOR BARBARA NITSCHKE, A WIDOW	CONTINENTAL RESOURCES, INC.	11/08/2011	11/07/2014	N/A	0.1875	Weld	3817297	2.00	HBP - Planck 1-14H	08N	62W	23	SW
ROBERT SALMON, A WIDOWER	DIAMOND RESOURCES CO.	12/09/2011	12/08/2016	N/A	0.1875	Weld	3828015	0.56	HBP - Dunn 1-13H	08N	62W	13	N2
ROBERT SALMON, A WIDOWER	DIAMOND RESOURCES CO.	12/09/2011	12/08/2016	N/A	0.1875	Weld	3828015	0.56	HBP - Washburn GX15-62NH	08N	62W	15	N2
ROBERT SALMON, A WIDOWER	DIAMOND RESOURCES CO.	12/23/2011	12/22/2014	N/A	0.1875	Weld	3820517	1.67	HBP - Planck 1-14H	08N	62W	14	N2
WELD COUNTY, COLORADO, A POLITICAL SUBDIVISION OF THE STATE OF COLORADO ACTING BY & THROUGH THE BOARD OF COUNTY COMMISSIONERS OF THE COUNTY OF WELD	DIAMOND RESOURCES CO.	01/23/2012	01/22/2015	N/A	0.2000	Weld	3820529	2.42	HBP - Planck 1-14H	08N	62W	23
A TRACT OF LAND TAKEN UNDER FINAL RULING OF COURT RECORDED SEPTEMBER 17, 1935, BOOK 983, PAGE 30, DESCRIBED AS FOLLOWS; A STRIP OF LAND 20 FEET WIDE ADJACENT & NORTH OF PRESENT HIGHWAY RIGHT OF WAY, EXTENDING WESTWARD APPROXIMATELY 2640 FEET FROM THE EAST BOUNDARY LINE OF SECTION 23, TO THE NORTH & SOUTH CENTER LINE OF SAID SECTION, CONTAINING 1.21 ACRES, MORE OR LESS

A TRACT OF LAND TAKEN UNDER FINAL RULING OF COURT RECORDED SEPTEMBER 17, 1935, BOOK 983, PAGE 30, DESCRIBED AS FOLLOWS: A STRIP OF LAND 20 FEET WIDE ADJACENT & NORTH OF THE PRESENT HIGHWAY RIGHT-OF-WAY, EXTENDING WESTWARD APPROXIMATELY 2640 FEET FROM THE NORTH & SOUTH CENTER LINE OF SECTION 23 TO THE WEST BOUNDARY LINE OF SAID SECTION, CONTAINING 1.21 ACRES, MORE OR LESS

DAVID DEISON, A/K/A DAVE DIESON	DIAMOND RESOURCES CO.	12/12/2011	12/11/2014	N/A	0.1875	Weld	3817298	0.57	Undeveloped	07N	61W	18	E2 NW, LOT1, LOT2
DAVID DEISON, A/K/A DAVE DIESON	DIAMOND RESOURCES CO.	12/12/2011	12/11/2014	N/A	0.1875	Weld	3817298	0.60	Undeveloped	07N	62W	13	NE
DAVID DEISON, A/K/A DAVE DIESON	DIAMOND RESOURCES CO.	12/12/2011	12/11/2014	N/A	0.1875	Weld	3817298	0.23	Undeveloped	07N	62W	11	SE NE
DAVID DEISON, A/K/A DAVE DIESON	DIAMOND RESOURCES CO.	12/12/2011	12/11/2014	N/A	0.1875	Weld	3817298	2.25	HBP - Marconi 1-1H	07N	62W	12	E2,SE NW,SE SW
DAVID DEISON, A/K/A DAVE DIESON	DIAMOND RESOURCES CO.	12/12/2011	12/11/2014	N/A	0.1875	Weld	3817298	0.90	Undeveloped	07N	62W	13	NW
DAVID DEISON, A/K/A DAVE DIESON	DIAMOND RESOURCES CO.	12/12/2011	12/11/2014	N/A	0.1875	Weld	3817298	0.90	Undeveloped	07N	62W	14	SW
DAVID DEISON, A/K/A DAVE DIESON	DIAMOND RESOURCES CO.	12/12/2011	12/11/2014	N/A	0.1875	Weld	3817298	0.90	Undeveloped	07N	62W	23	NW
DAVID DEISON, A/K/A DAVE DIESON	DIAMOND RESOURCES CO.	12/12/2011	12/11/2014	N/A	0.1875	Weld	3817298	0.30	Undeveloped	07N	62W	13	S2
DAVID DEISON, A/K/A DAVE DIESON	DIAMOND RESOURCES CO.	12/12/2011	12/11/2014	N/A	0.1875	Weld	3817298	0.30	Undeveloped	07N	62W	14	SE
BARBARA SIMMONS, A WIDOW	DIAMOND RESOURCES CO.	12/12/2011	12/11/2014	N/A	0.1875	Weld	3820522	5.00	HBP - Dunn 1-13H	08N	62W	13	N2
BARBARA SIMMONS, A WIDOW	DIAMOND RESOURCES CO.	12/12/2011	12/11/2014	N/A	0.1875	Weld	3820522	5.00	HBP - Washburn GX15-62NH	08N	62W	15	N2
VERONICA R. FULLER, A/K/A VERONICA RENEE FULLER, A SINGLE WOMAN	CONTINENTAL RESOURCES, INC.	12/20/2011	12/19/2014	N/A	0.1667	Weld	3817300	5.67	Undeveloped	08N	61W	35	LOT A OF RECORDED EXEMPTION NO. 0543-35-4-RE1523 BEING A PART OF THE SE/4 NW/4, NE/4 SW/4, S/2 SW/4, E/2,
CALF CREEK ROYALTY, LTD	DIAMOND RESOURCES CO.	01/12/2012	01/11/2015	N/A	0.2000	Weld	3825077	2.50	HBP - Dunn 1-13H	08N	62W	24	SW
HERMAN PETERSON & DOROTHY PETERSON, HUSBAND & WIFE	DIAMOND RESOURCES CO.	12/23/2011	12/22/2014	N/A	0.1875	Weld	3820521	20.00	HBP - Wallach 1-8H	07N	61W	08	NE

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
GREGORY J. GOLGART, A SINGLE MAN	DIAMOND RESOURCES CO.	11/15/2011	11/14/2016	N/A	0.1875	Weld	3814388	2.50	Undeveloped	08N	62W	29	SE SW
SUSAN I. MCCLELLAN & JAMES L. MCCLELLAN, HER HUSBAND	DIAMOND RESOURCES CO.	12/21/2011	12/20/2014	N/A	0.1875	Weld	3820525	1.67	HBP - Planck 1-14H	08N	62W	14	N2
SUSAN I. MCCLELLAN & JAMES L. MCCLELLAN, HER HUSBAND	DIAMOND RESOURCES CO.	12/13/2011	12/12/2014	N/A	0.1875	Weld	3820526	0.56	HBP - Dunn 1-13H	08N	62W	13	N2
SUSAN I. MCCLELLAN & JAMES L. MCCLELLAN, HER HUSBAND	DIAMOND RESOURCES CO.	12/13/2011	12/12/2014	N/A	0.1875	Weld	3820526	0.56	HBP - Washburn GX15-62NH	08N	62W	15	N2
BARBARA SIMMONS, A WIDOW	DIAMOND RESOURCES CO.	12/21/2011	12/20/2014	N/A	0.1875	Weld	3820523	1.67	HBP - Planck 1-14H	08N	62W	14	N2
STUART L. GOLGART & CINDY R. GOLGART, HUSBAND & WIFE	DIAMOND RESOURCES CO.	11/15/2011	11/14/2016	N/A	0.1875	Weld	3820520	2.50	Undeveloped	08N	62W	29	SE SW
DIANE R. KLIEWER & VERNON L. KLIEWER, HER HUSBAND	DIAMOND RESOURCES CO.	01/10/2012	01/09/2017	N/A	0.1875	Weld	3820524	1.33	HBP - Marconi 1-1H	07N	62W	12	NE NW,W2 W2,NE SW
DEREK COLLINS JANSEN, F/K/A DEREK COLLINS & COLLEEN J. JANSEN, HUSBAND & WIFE	DIAMOND RESOURCES CO.	01/05/2012	01/04/2017	N/A	0.1875	Weld	3822953	4.00	HBP - Planck 1-14H	08N	62W	23	SW
LEO EVERETT OSBURNSEN AND DARLAINE I. DAWSON, AKA DARLAINE DAWSON, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	01/10/2012	01/09/2015	N/A	0.1875	Weld	3822952	2.50	Undeveloped	02N	64W	24
A TRACT OF LAND IN THE NW/4 MORE PARTICULARLY DESCRIBED AS: LOT A IN CORREFCTED RECORDED EXEMPTION NO. 1305-24-2 RE-4785, BEING A PORTION OF THE NW/4 NW/4 NW/4 OF SECTION 24, TOWNSHIP 2 NORTH RANGE 64 WEST OF THE 6TH P.M. RECORDED IN THE REAL PROPERTY RECORDS OF WELD COUNTY, COLORADO ON 7/28/2008 AT DOCUMENT #3568831,

SPALDING & CO.	DIAMOND RESOURCES CO.	01/11/2012	01/10/2015	N/A	0.1875	Weld	3822954	1.25	HBP - Dunn 1-13H	08N	62W	13	N2
DARYL L. ARNOLD & MARY M. ARNOLD, HUSBAND & WIFE	DIAMOND RESOURCES CO.	01/09/2012	01/08/2015	N/A	0.1875	Weld	3822955	3.36	Undeveloped	02N	64W	24
A TRACT OF LAND LOCATED IN THE NW/4 MORE PARTICULARLY DESCRIBED AS: LOT B IN RECORDED EXEMPTION NO. 1305-24-2 RE-3278, BEING A PORTION OF THE SW/4 NW/4 NW/4 RECORDED IN THE REAL PROPERTY RECORDS OF WELD COUNTY COLORADO ON 11/5/2002 AT DOCUMENT #3002255,

FREDA B. LAMM. A WIDOW	DIAMOND RESOURCES CO.	01/13/2012	01/12/2015	N/A	0.1875	Weld	3822959	3.00	HBP - Dunn 1-13H	08N	62W	24	SE,SW
ROBERT VAN OSTRAND, A SINGLE MAN	DIAMOND RESOURCES CO.	01/19/2012	01/18/2017	N/A	0.1875	Weld	3825073	0.42	Undeveloped	07N	61W	21	S2 SW
STANTON E. VAN OSTRAND & JACQUELINE B. VAN OSTRAND, HUSBAND & WIFE	DIAMOND RESOURCES CO.	01/19/2012	01/18/2017	N/A	0.1875	Weld	3825072	0.42	Undeveloped	07N	61W	21	S2 SW
LINDA B. CHILDERS & WILLIAM D. CHILDERS, HER HUSBAND	DIAMOND RESOURCES CO.	01/13/2012	01/12/2015	N/A	0.1875	Weld	3822957	0.17	Undeveloped	07N	62W	11	N2 NE,SW NE
LINDA B. CHILDERS & WILLIAM D. CHILDERS, HER HUSBAND	DIAMOND RESOURCES CO.	01/13/2012	01/12/2015	N/A	0.1875	Weld	3822957	0.33	HBP - Marconi 1-1H	07N	62W	12	NE NW,W2 W2,NE SW
JAMES J. SIMMONS, A/K/A JAMES JACKSON SIMMONS, A MARRIED MAN	DIAMOND RESOURCES CO.	12/21/2011	12/20/2014	N/A	0.1875	Weld	3820518	1.67	HBP - Planck 1-14H	08N	62W	14	N2
JAMES J. SIMMONS, A MARRIED MAN	DIAMOND RESOURCES CO.	12/12/2011	12/11/2014	N/A	0.1875	Weld	3820519	0.56	HBP - Dunn 1-13H	08N	62W	13	N2
JAMES J. SIMMONS, A MARRIED MAN	DIAMOND RESOURCES CO.	12/12/2011	12/11/2014	N/A	0.1875	Weld	3820519	0.56	HBP - Washburn GX15-62NH	08N	62W	15	N2

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
WELD COUNTY, COLORADO, A POLITICAL SUBDIVISION OF THE STATE OF COLORADO ACTING BY & THROUGH THE BOARD OF COUNTY COMMISSIONERS OF THE COUNTY OF WELD	DIAMOND RESOURCES CO.	03/05/2012	03/04/2015	N/A	0.2000	Weld	3830089	1.45	Undeveloped	02N	64W	13
PART OF NW/4: BEGINNING AT NW CORNER, THENCE N 89 DEGREES 9 MINUTES 11 SECONDS E 5.58 FT., THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 2,834.79 FT., AN ARC LENGTH OF 374.78 FT. AND A CHORD WHICH BEARS S 4 DEGREES 44 MINUTES 23 SECONDS E, THENCE S 6 DEGREES 30 MINUTES 21 SECONDS E 768.76 FT., THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 4,531.26 FT., AN ARC LENGTH OF 460.36 FT. AND A CHORD WHICH BEARS S 3 DEGREES 35 MINUTES 43 SECONDS E, THENCE S 89 DEGREES 18 MINUTES 55 SECONDS W 60FT., THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 4,471.26 FT., AN ARC OF 454.27 FT. AND A CHORD WHICH BEARS N 3 DEGREES 35 MINUTES 43 SECONDS W, THENCE N 6 DEGREES 80 MINUTES 21 SECONDS W 239.16 FT., THENCE N 1 DEGREE 39 MINUTES 12 SECONDS W 707.35 FT TO POINT OF BEGINNING. (TRACT #13-3)

JANIS M. NAKUTIN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	01/19/2012	01/18/2017	N/A	0.1875	Weld	3825076	0.42	Undeveloped	07N	61W	21	S2 SW
SALLY LYNN STERKEL & GARY D. STERKEL, HER HUSBAND	DIAMOND RESOURCES CO.	01/19/2012	01/18/2017	N/A	0.1875	Weld	3825075	0.42	Undeveloped	07N	61W	21	S2 SW
CATHIE E. NIX, A SINGLE WOMAN	DIAMOND RESOURCES CO.	01/18/2012	01/18/2017	N/A	0.1875	Weld	3825079	2.16	Undeveloped	04N	61W	27	LOT A OF NIX EXEMPTION PLAT NO. 047-27-2-RE-2039 RECORDED UNDER RECEPTION #2639098, BEING A PART OF THE NW/4 OF SECTION 27
ELEANOR E. BARKER, A WIDOW	DIAMOND RESOURCES CO.	01/20/2012	01/19/2017	N/A	0.1875	Weld	3828016	10.00	HBP - Perrin 1-10H	07N	62W	10	NE
JUDY BRANNBERG, A MARRIED WOMAN	DIAMOND RESOURCES CO.	02/01/2012	01/31/2017	N/A	0.1875	Weld	3829752	2.50	HBP - Marconi 1-1H	07N	62W	12	E2
CLYDE A. NELSON, A/K/A CLYDE NELSON, A MARRIED MAN	DIAMOND RESOURCES CO.	01/26/2012	01/25/2017	N/A	0.1875	Weld	3825080	0.00	HBP - Marconi 1-1H	07N	62W	12	E2
NANCY ADELAIDE PENNEY & JAMES FREDRICK PENNEY, HER HUSBAND	DIAMOND RESOURCES CO.	01/11/2012	01/10/2017	N/A	0.1875	Weld	3828018	5.00	Undeveloped	07N	61W	01	S2 NE,SE, LOT1, LOT2
NANCY ADELAIDE PENNEY & JAMES FREDRICK PENNEY, HER HUSBAND	DIAMOND RESOURCES CO.	01/11/2012	01/10/2017	N/A	0.1875	Weld	3828018	5.00	HBP - Dunn 1-13H	08N	62W	24	SE,SW
BARBARA NAY RACICH, F/K/A BARBARA LOUISE NAY & RICHARD NICHOLAS RACICH, HER HUSBAND	DIAMOND RESOURCES CO.	01/11/2012	01/10/2017	N/A	0.1875	Weld	3828017	5.00	Undeveloped	07N	61W	01	S2 NE,SE, LOT1, LOT2
BARBARA NAY RACICH, F/K/A BARBARA LOUISE NAY & RICHARD NICHOLAS RACICH, HER HUSBAND	DIAMOND RESOURCES CO.	01/11/2012	01/10/2017	N/A	0.1875	Weld	3828017	5.00	HBP - Dunn 1-13H	08N	62W	24	SE,SW
DIANE HARRIS HANSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	02/21/2012	02/22/2017	N/A	0.1875	Weld	3832097	3.08	Undeveloped	06N	61W	31	LOT1
BERNICE M. HENNINGER, A WIDOW	DIAMOND RESOURCES CO.	02/09/2012	02/08/2017	N/A	0.1875	Weld	3829755	137.62	Undeveloped	11N	58W	19	E2 W2,E2, LOT1, LOT2, LOT3, LOT4
BETTY LOUISE HORTON, A WIDOW	DIAMOND RESOURCES CO.	12/28/2011	12/27/2014	N/A	0.1875	Weld	3832092	5.00	HBP - Staudinger 1-31H	08N	61W	31	NE
JENNIFER S. JONES, A MARRIED WOMAN	DIAMOND RESOURCES CO.	01/26/2012	01/25/2015	N/A	0.1875	Weld	3829756	0.07	Undeveloped	07N	62W	11	N2 NE,SW NE
JENNIFER S. JONES, A MARRIED WOMAN	DIAMOND RESOURCES CO.	01/26/2012	01/25/2015	N/A	0.1875	Weld	3829756	0.13	HBP - Marconi 1-1H	07N	62W	12	NE NW,W2 W2,NE SW
JENNIFER S. JONES, A MARRIED WOMAN	DIAMOND RESOURCES CO.	01/26/2012	01/25/2015	N/A	0.1875	Weld	3829756	0.16	Undeveloped	07N	62W	13	S2
ROBERT H. GREEN, A SINGLE MAN	DIAMOND RESOURCES CO.	01/12/2012	01/11/2015	N/A	0.1875	Weld	3832095	4.75	Undeveloped	02N	64W	13	LOT A OF RECORDED EXEMPTION NO. 1305-13-3-RE91, RECORDED 11/23/1973 UNDER RECEPTION #1625288, BEING A PART OF THE SW/4 OF SECTION 13,
LLOYD L. HARRIS, A MARRIED MAN	DIAMOND RESOURCES CO.	02/13/2012	02/12/2017	N/A	0.1875	Weld	3834331	18.49	Undeveloped	06N	61W	31	LOT1

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
MAUDE HENNINGER, A WIDOW, INDIVIDUALLY & AS THE FIFTY PERCENT HEIR OF G. STEWART HENNINGER	DIAMOND RESOURCES CO.	02/17/2012	02/16/2017	N/A	0.1875	Weld	3832093	82.57	Undeveloped	11N	58W	19	E2 W2,E2, LOT1, LOT2, LOT3, LOT4
JAMES VAN OSTRAND, A MARRIED MAN	DIAMOND RESOURCES CO.	01/20/2012	01/19/2017	N/A	0.1875	Weld	3829753	0.42	Undeveloped	07N	61W	21	S2 SW
JAMES VAN OSTRAND, TRUSTEE OF THE GARY VAN OSTRAND LIFETIME BENEFIT TRUST	DIAMOND RESOURCES CO.	01/20/2012	01/19/2017	N/A	0.1875	Weld	3829754	0.42	Undeveloped	07N	61W	21	S2 SW
SAMMY G. ARCHER, A MARRIED MAN	DIAMOND RESOURCES CO.	02/24/2012	02/23/2017	N/A	0.1875	Weld	3832096	15.98	Undeveloped	04N	61W	24
LOTS A & B OF RECORDED EXEMPTION I047-24-3-RE4807, RECEPTION #3583360; LOTS A & B OF RECORDED EXEMPTION I047-24-3-RE2474, RECEPTION #2727499; A 29.48 ACRE PARCEL OF LAND IN THE SW/4 MORE FULLY DESCRIBED AS FOLLOW: COMMENCING AT THE NORTHEAST CORNER OF THE SW/4 OF SECTION 24, THENCE SOUTH 89 DEGREES 48' WEST ALONG THE NORTH LINE OF THE SW/4 2633 FEET TO THE NORTHWEST CORNER OF THE SW/4, THENCE SOUTH 0 DEGREES 02' EAST ALONG THE WEST LINE OF THE SW/4 492 FEET TO THE NORTH RIGHT-OF-WAY LINE OF COUNTY ROAD, THENCE FOLLOWING THE NORTH RIGHT-OF-WAY LINE OF THE COUNTY ROAD, SOUTH 83 DEGREES 30' EAST 685 FEET, THENCE NORTH 83 DEGREES 684 FEET, THENCE NORTH 86 DEGREES EAST 1288 FEET TO A POINT ON THE EAST LINE OF THE SW/4, THENCE NORTH 1 DEGREE 22' WEST ALONG THE EAST LINE OF THE SW/4 407 FEET TO THE POINT OF BEGINNING

HERBERT DUELL & ELAINE DUELL, HUSBAND & WIFE	DIAMOND RESOURCES CO.	03/05/2012	03/04/2017	N/A	0.1875	Weld	3836443	3.70	Undeveloped	09N	61W	03	LOT1, LOT2, LOT3, LOT4
HERBERT DUELL & ELAINE DUELL, HUSBAND & WIFE	DIAMOND RESOURCES CO.	03/05/2012	03/04/2017	N/A	0.1875	Weld	3836443	3.64	Undeveloped	09N	61W	03	S2 N2
RAY DUELL, A MARRIED MAN	DIAMOND RESOURCES CO.	02/10/2012	02/09/2017	N/A	0.1875	Weld	3834329	7.33	Undeveloped	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
LUCILLE DUELL, TRUSTEE OF THE JOHN DUELL FAMILY TRUST	DIAMOND RESOURCES CO.	03/22/2012	03/21/2017	N/A	0.1875	Weld	3842659	7.33	Undeveloped	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
DELLCONN OIL CORPORATION	DIAMOND RESOURCES CO.	02/02/2012	02/01/2015	N/A	0.2000	Weld	3836441	4.48	HBP - Reines 1-1H	07N	60W	01	S2 NW, LOT3, LOT4
DONALD R. HARRIS, II, A MARRIED MAN	DIAMOND RESOURCES CO.	02/21/2012	02/20/2017	N/A	0.1875	Weld	3834330	3.08	Undeveloped	06N	61W	31	LOT1
DONNA CRAFT, A WIDOW	DIAMOND RESOURCES CO.	12/27/2011	12/26/2015	N/A	0.2000	Weld	3832099	8.00	Undeveloped	10N	61W	26	SW
CLYDE A. NELSON, A MARRIED MAN	DIAMOND RESOURCES CO.	03/14/2012	03/13/2017	N/A	0.1875	Weld	3836444	1.82	Undeveloped	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
DAVE DUELL & BONNIE DUELL, HUSBAND & WIFE	DIAMOND RESOURCES CO.	03/05/2012	03/04/2017	N/A	0.1875	Weld	3836445	7.33	Undeveloped	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
JUDY BRANNBERG, A MARRIED WOMAN	DIAMOND RESOURCES CO.	03/05/2012	03/04/2017	N/A	0.1875	Weld	3834326	1.88	Undeveloped	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
JOHN T. GREGG & REBECCA B. GREGG, HUSBAND & WIFE	DIAMOND RESOURCES CO.	03/05/2012	03/04/2017	N/A	0.1875	Weld	3834327	1.08	Undeveloped	04N	61W	25	NE SE,N2
JOHN T. GREGG & REBECCA B. GREGG, HUSBAND & WIFE	DIAMOND RESOURCES CO.	03/05/2012	03/04/2017	N/A	0.1875	Weld	3834327	0.25	Undeveloped	04N	61W	27	E2 NE,W/2 NE/4 EAST OF DITCH,
JOHN T. GREGG & REBECCA B. GREGG, HUSBAND & WIFE	DIAMOND RESOURCES CO.	03/05/2012	03/04/2017	N/A	0.1875	Weld	3834327	0.48	Undeveloped	04N	61W	33	NE
JOHN T. GREGG & REBECCA B. GREGG, HUSBAND & WIFE	DIAMOND RESOURCES CO.	03/05/2012	03/04/2017	N/A	0.1875	Weld	3834327	0.24	Undeveloped	04N	61W	28	SE
KENNETH D. JACOBS, A WIDOWER	DIAMOND RESOURCES CO.	03/20/2012	03/19/2017	N/A	0.1875	Weld	3842651	7.33	Undeveloped	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
BETTIE KAYE MILLER, A WIDOW	DIAMOND RESOURCES CO.	03/29/2012	03/28/2017	N/A	0.1875	Weld	3842656	7.33	Undeveloped	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
HELEN CREWS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	03/14/2012	03/13/2017	N/A	0.1875	Weld	3836442	1.82	Undeveloped	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
TERRI HARRIS KAWAKAMI, A SINGLE WOMAN	DIAMOND RESOURCES CO.	02/21/2012	02/20/2017	N/A	0.1875	Weld	3840280	3.08	Undeveloped	06N	61W	31	LOT1
KATHY DORN WALKER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	03/02/2012	03/01/2017	N/A	0.1875	Weld	3840281	9.25	Undeveloped	06N	61W	31	LOT1

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
LARRY D. DUELL, A MARRIED MAN	DIAMOND RESOURCES CO.	03/27/2012	03/26/2017	N/A	0.1875	Weld	3840279	1.22	Undeveloped	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
CLARA JANE WATERWORTH, A/K/A JANE WATERWORTH, A MARRIED WOMAN	DIAMOND RESOURCES CO.	03/29/2012	03/28/2017	N/A	0.1875	Weld	3840285	41.29	Undeveloped	11N	58W	19	E2 W2,E2, LOT1, LOT2, LOT3, LOT4
HERSCHEL ANTHONY POTTS, ATTORNEY-IN-FACT FOR ETHEL W. POTTS	DIAMOND RESOURCES CO.	03/26/2012	03/25/2017	N/A	0.1875	Weld	3840283	26.67	Undeveloped	04N	61W	27	E2 SW
LYDIA PATTERSON INSTITUTE	DIAMOND RESOURCES CO.	03/05/2012	03/04/2017	N/A	0.1875	Weld	3842658	2.50	Undeveloped	07N	61W	01	S2 NE,SE, LOT1, LOT2
LYDIA PATTERSON INSTITUTE	DIAMOND RESOURCES CO.	03/05/2012	03/04/2017	N/A	0.1875	Weld	3842658	5.00	Undeveloped	07N	61W	24	E2 SW,W2 SW
FRED E. COZZENS, PEARL H. COZZENS & ELMER DEAN COZZENS, TRUSTEES OF THE COZZENS LIVING TRUST DATED AUGUST 25, 2010	DIAMOND RESOURCES CO.	03/20/2012	03/19/2017	N/A	0.1875	Weld	3842660	7.33	Undeveloped	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
CYNTHIA M. SPURLOCK, A MARRIED WOMAN	DIAMOND RESOURCES CO.	03/20/2012	03/19/2017	N/A	0.1875	Weld	3842657	3.67	Undeveloped	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
MARLYS K. ALLISON, A WIDOW	DIAMOND RESOURCES CO.	03/27/2012	03/26/2017	N/A	0.1875	Weld	3840278	1.22	Undeveloped	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
BRUCE G. DUELL, A MARRIED MAN	DIAMOND RESOURCES CO.	03/27/2012	03/26/2017	N/A	0.1875	Weld	3842655	1.22	Undeveloped	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
CAROL S. FOWLER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	03/20/2012	03/19/2017	N/A	0.1875	Weld	3842652	3.67	Undeveloped	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
IRENE DUELL, A WIDOW	DIAMOND RESOURCES CO.	03/27/2012	03/26/2017	N/A	0.1875	Weld	3842653	3.67	Undeveloped	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
ARDIS L. KERNS, A/K/A ARDIS KERNS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	03/14/2012	03/13/2017	N/A	0.1875	Weld	3840282	1.82	Undeveloped	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
LOIS E. KNITTLE & TONY D. KNITTLE, HER HUSBAND	DIAMOND RESOURCES CO.	03/23/2012	03/22/2017	N/A	0.1875	Weld	3842654	2.44	Undeveloped	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
MARK STERLING RIDER, A SINGLE MAN	DIAMOND RESOURCES CO.	03/27/2012	03/26/2015	N/A	0.1875	Weld	3840284	0.30	HBP - Reines 1-1H	07N	60W	01	S2 NW, LOT3, LOT4
MIRIAM R. KEY AND WALLACE E. KEY, HER HUSBAND	DIAMOND RESOURCES CO.	03/22/2012	03/21/2017	N/A	0.1875	Weld	3842661	2.44	Undeveloped	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
MARTHA H. SALSER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	03/23/2012	03/22/2017	N/A	0.1875	Weld	3842662	2.44	Undeveloped	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
WELD COUNTY, COLORADO, A POLITICAL SUBDIVISION OF THE STATE OF COLORADO ACTING BY AND THROUGH THE BOARD OF COUNTY COMMISSIONERS OF THE COUNTY OF WELD	CONTINENTAL RESOURCES, INC.	09/17/2012	09/16/2015	N/A	0.2000	Weld	3876181	2.42	HBP - Dunn 1-13H	08N	62W	24
TRACT 5: "A STRIP OF LAND 20 FEET WIDE ADJACENT AND NORTH OF THE PRESENT HIGHWAY RIGHT-OF-WAY, EXTENDING WESTWARD APPROXIMATELY 5280 FEET FROM THE EAST BOUNDARY LINE OF SECTION 24, TO THE WEST BOUNDARY LINE OF SAID SECTION, TOWNSHIP 8 NORTH, RANGE 62, WEST OF THE 6TH, P.M., CONTAINING 2.42 ACRES."

EDWARD M. ROBINSON, A SINGLE MAN	DIAMOND OPERATING, INC.	07/29/2010	07/28/2015	Opt. Exr. 2 Yr	0.2000	Weld	3711059	2.69	Undeveloped	09N	61W	04	S2 NE, LOT1, LOT2
C. WAYNE SMITH, A WIDOWER	DIAMOND OPERATING, INC.	07/28/2010	07/27/2015	Opt. Exr. 2 Yr	0.2000	Weld	3711058	1.01	Undeveloped	09N	61W	04	S2 NE, LOT1, LOT2
WILLIAM EARL SMITH AND MERILYNNE R. SMITH, HUSBAND AND WIFE	DIAMOND OPERATING, INC.	07/29/2010	07/28/2015	Opt. Exr. 2 Yr	0.2000	Weld	3720659	1.01	Undeveloped	09N	61W	04	S2 NE, LOT1, LOT2
EARL J. ROBINSON AND MARY M. ROBINSON, HUSBAND AND WIFE	DIAMOND OPERATING, INC.	07/29/2010	07/28/2015	Opt. Exr. 2 Yr	0.2000	Weld	3714319	2.69	Undeveloped	09N	61W	04	S2 NE, LOT1, LOT2
FRANKLIN R. GRAY, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	08/27/2010	08/26/2015	Opt. Exr. 2 Yr	0.2000	Weld	3727574	2.52	Undeveloped	09N	61W	4	S2 NE, LOT1, LOT2
B. THOMAS GRAY, A/K/A BRETT T. GRAY, A MARRIED MAN	DIAMOND OPERATING, INC.	08/27/2010	08/26/2015	Opt. Exr. 2 Yr	0.2000	Weld	3729821	2.52	Undeveloped	09N	61W	4	S2 NE, LOT1, LOT2
SHARON R. JONES, A SINGLE WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	09/22/2010	09/21/2015	Opt. Exr. 2 Yr	0.2000	Weld	3724812	0.50	Undeveloped	09N	61W	4	S2 NE, LOT1, LOT2

Lessor	Lessee	Effective Date	Expiration Date	Option Term	Royalty	County	Book/Page /Desc	Company Net	Lease Status	TWN	RNG	SEC	Description
RONALD J. SCHULTZ, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	09/30/2010	09/29/2015	Opt. Exr. 2 Yr	0.2000	Weld	3724811	0.50	Undeveloped	09N	61W	4	S2 NE, LOT1, LOT2
DIANA LEE MARTINEZ, A WIDOW	DIAMOND RESOURCES CO.	09/20/2013	09/19/2016	New lease Purchased in lieu of Ext.	0.1875	Weld	3975656	80.00	Undeveloped	10N	61W	32	SE
								27989.88

EXHIBIT "B"

Wells

	API	OPERATOR	WELL	SEC	TWP	RNG	COUNTY	ST	CLR WI BPO	CLR NRI BPO	CLR WI APO 200%	CLR NRI APO 200%

1	0512334825	CONTINENTAL RESOURCES, INC.	BUCHNER 1-2H	2, 11	7N	60W	WELD	CO	0.97796398	0.78237120	0.69255460	0.55404370
2	0512336703	CONTINENTAL RESOURCES, INC.	BUCHNER 2-2H	2, 11	7N	60W	WELD	CO	0.97796398	0.78237119	0.69255460	0.55404370
3	0512334697	CONTINENTAL RESOURCES, INC.	DUNN 1-13H	13, 24	8N	62W	WELD	CO	0.80064828	0.64020330	0.58007188	0.46434311
4	0512334199	CONTINENTAL RESOURCES, INC.	HAHN 1-4H	4	7N	62W	WELD	CO	1.00000000	0.83755851	0.49921997	0.39937599
5	0512335277	CONTINENTAL RESOURCES, INC.	LEGGETT 1-5H	5	7N	60W	WELD	CO	0.84499938	0.68290075	0.49993751	0.39995002
6	0512333692	CONTINENTAL RESOURCES, INC.	MARCONI 1-1H	1, 12	7N	62W	WELD	CO	0.81277956	0.66589079	0.58171875	0.47958798
7	0512334205	CONTINENTAL RESOURCES, INC.	PERRIN 1-10H	10	7N	62W	WELD	CO	0.50000000	0.40172120	0.47705078	0.38164063
8	0512334144	CONTINENTAL RESOURCES, INC.	PLANCK 1-14H	14, 23	8N	62W	WELD	CO	0.86302084	0.69304037	0.85989584	0.69030599
9	0512334880	CONTINENTAL RESOURCES, INC.	REINES 1-1H	1	7N	60W	WELD	CO	0.91631730	0.73491254	0.35899945	0.28719955
10	0512334161	CONTINENTAL RESOURCES, INC.	STAUDINGER 1-31H	6, 31	7N, 8N	61W	WELD	CO	0.84893519	0.70213746	0.53479790	0.45018522
11	0512336841	CONTINENTAL RESOURCES, INC.	WALLACH 1-8H	8	7N	61W	WELD	CO	1.00000000	0.80809896	0.50000000	0.40000000
12	0512332689	BILL BARRETT CORPORATION	CASS FARMS 11-9H	9	7N	62W	WELD	CO	0.03645835	0.02916668	0.03645835	0.02916668
13	0512335246	DJ RESOURCES, LLC	CROW VALLEY-07-62-24-2H	24	7N	62W	WELD	CO	0.00000000	0.00000000	0.15625010	0.12500000
14	0512333954	BILL BARRETT CORPORATION	DUTCH LAKE 12-14H	14	6N	62W	WELD	CO	0.00000000	0.00000000	0.25170313	0.20136250
15	0512336370	CARRIZO OIL & GAS, INC.	GAFFNEY 1-32-8-61	29, 32	8N	61W	WELD	CO	0.25000000	0.20000000	0.25000000	0.20000000
16	0512333090	EOG RESOURCES, INC.	GRAVEL DRAW 9-9H	9	8N	61W	WELD	CO	0.14137500	0.11600000	0.14137500	0.11600000
17	5123336490	BILL BARRETT CORPORATION	GREASEWOOD 09-19H	19	6N	61W	WELD	CO	0.00000000	0.00000000	0.11854688	0.09483750
18	0512336338	CARRIZO OIL & GAS, INC.	PERGAMOS 1-4-34-7-60	4	7N	60W	WELD	CO	0.50000000	0.40000000	0.50000000	0.40000000
19	0512333822	CARRIZO OIL & GAS, INC.	PERGAMOS 1-4-44-7-60	4	7N	60W	WELD	CO	0.49996880	0.39997505	0.49996880	0.39997505
20	0512335804	CARRIZO OIL & GAS, INC.	PERGAMOS 2-4-34-7-60	9	7N	60W	WELD	CO	0.25000000	0.19687500	0.25000000	0.19687500
21	0512333956	CARRIZO OIL & GAS, INC.	PERGAMOS 2-4-44-7-60	9	7N	60W	WELD	CO	0.00000000	0.00000000	0.18750000	0.16218750
22	0512335685	CARRIZO OIL & GAS, INC.	PERGAMOS 3-11-7-60	3	7N	60W	WELD	CO	0.12489462	0.10147688	0.12489462	0.10147688
23	0512336336	CARRIZO OIL & GAS, INC.	PERGAMOS 3-3-7-60	3	7N	60W	WELD	CO	0.12489462	0.10147688	0.12489462	0.10147688
24	0512333955	CARRIZO OIL & GAS, INC.	PERGAMOS 3-44-7-60	3	7N	60W	WELD	CO	0.12489462	0.10147688	0.12489462	0.10147688
25	0512336337	CARRIZO OIL & GAS, INC.	PERGAMOS 4-3-7-60	3	7N	60W	WELD	CO	0.12489462	0.10147688	0.12489462	0.10147688
26	0512335423	CARRIZO OIL & GAS, INC.	PERGAMOS 8-41-7-60	8	7N	60W	WELD	CO	0.25000000	0.20000000	0.25000000	0.20000000
27	0512334279	CARRIZO OIL & GAS, INC.	ORLANDO HILL 22-24-7-60	22	7N	60W	WELD	CO	0.25000000	0.20000000	0.25000000	0.20000000
28	0512333944	CARRIZO OIL & GAS, INC.	Ross 1-2-8-61 (F/K/A Tobler 2-31-8-61)	2	8N	61W	WELD	CO	0.00000000	0.00000000	0.02804688	0.02304688
29	0512338040	BILL BARRETT CORPORATION	ROSENBERG 6-61-30-0164BH	30	6N	61W	WELD	CO	0.00000000	0.00000000	0.21477503	0.17182002
30	0512338037	BILL BARRETT CORPORATION	NW ROSENBERG 6-61-30-0263BH	30	6N	61W	WELD	CO	0.00000000	0.00000000	0.21477503	0.17182002
31	0512337834	BILL BARRETT CORPORATION	NE ROSENBERG 6-61-30-0560BH	30	6N	61W	WELD	CO	0.00000000	0.00000000	0.21477503	0.17182002
32	0512337836	BILL BARRETT CORPORATION	NE ROSENBERG 6-61-30-0857BH	30	6N	61W	WELD	CO	0.00000000	0.00000000	0.21477503	0.17182002
33	0512338039	BILL BARRETT CORPORATION	NW ROSENBERG 6-61-30-0362BH	30	6N	61W	WELD	CO	0.00000000	0.00000000	0.21477503	0.17182002
34	0512337835	BILL BARRETT CORPORATION	NE ROSENBERG 6-61-30-0659BH	30	6N	61W	WELD	CO	0.00000000	0.00000000	0.21477503	0.17182002
35	0512338038	BILL BARRETT CORPORATION	NW ROSENBERG 6-61-30-0461BH	30	6N	61W	WELD	CO	0.00000000	0.00000000	0.21477503	0.17182002
36	0512337837	BILL BARRETT CORPORATION	NE ROSENBERG 6-61-30-0758BH	30	6N	61W	WELD	CO	0.00000000	0.00000000	0.21477503	0.17182002
37	0512336557	CARRIZO OIL & GAS, INC.	SIEVERS 1-3-7-62	3	7N	62W	WELD	CO	0.05228000	0.04182000	0.05228000	0.04182000
38	0512336034	CARRIZO OIL & GAS, INC.	SLICK ROCK 2-17-11-7-60	17	7N	60W	WELD	CO	0.10625000	0.08514078	0.10625000	0.08514078
39	0512335475	NOBLE ENERGY, INC.	WASHBURN GX15-62HN	15	8N	62W	WELD	CO	0.00000000	0.00000000	0.13542188	0.10846777
40	0512334640	MINERAL RESOURCES, INC.	WESTMOOR 5 2-6-2	2	5N	66W	WELD	CO	0.00000000	0.00000000	0.50000000	0.40000000